As filed with the Securities and Exchange Commission on January 4, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3802

NEUBERGER BERMAN INCOME FUNDS
(Exact Name of the Registrant as Specified in Charter)
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
c/o Neuberger Berman Management LLC
Neuberger Berman Income Funds
605 Third Avenue, 2nd Floor
New York, New York  10158-0180

Arthur Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2009

Date of reporting period: October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Neuberger Berman
Income Funds

Investor Class Shares
Institutional Class Shares
Trust Class Shares

Class A Shares
Class C Shares
Class R3 Shares

Core Bond Fund

High Income Bond Fund

Municipal Intermediate Bond Fund

Municipal Money Fund

New York Municipal Money Fund

Short Duration Bond Fund

Strategic Income Fund

Annual Report

October 31, 2009

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2

High Income Bond Fund	6

Municipal Intermediate Bond Fund	9

Municipal Money Fund	11

New York Municipal Money Fund	11

Short Duration Bond Fund	14

Strategic Income Fund	16

FUND EXPENSE INFORMATION	23

SCHEDULE OF INVESTMENTS

Core Bond Fund	25

High Income Bond Fund	30

Municipal Intermediate Bond Fund	37

Municipal Money Fund	41

New York Municipal Money Fund	46

Short Duration Bond Fund	48

Strategic Income Fund	51

FINANCIAL STATEMENTS	70

"Neuberger Berman" and the Neuberger Berman logo are registered service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC, formerly Neuberger Berman Management Inc. ©2009 Neuberger Berman Management LLC. All rights reserved. ©2009 Neuberger Berman Fixed Income LLC, formerly known as Lehman Brothers Asset Management LLC. All rights reserved.

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	96

High Income Bond Fund	96

Municipal Intermediate Bond Fund	98

Municipal Money Fund	98

New York Municipal Money Fund	98

Short Duration Bond Fund	100

Strategic Income Fund	100

Reports of Independent Registered Public Accounting Firms	104

Directory	106

Trustees and Officers	107

Proxy Voting Policies and Procedures	115

Quarterly Portfolio Schedule	115

Notice to Shareholders	115

"Neuberger Berman" and the Neuberger Berman logo are registered service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC, formerly Neuberger Berman Management Inc. ©2009 Neuberger Berman Management LLC. All rights reserved. ©2009 Neuberger Berman Fixed Income LLC, formerly known as Lehman Brothers Asset Management LLC. All rights reserved.

President's Letter

Dear Fellow Shareholder,

It would be difficult to overstate the dramatic events that occurred in the fixed income markets during the fiscal year ended October 31, 2009. As the period began, we were well into one of the most challenging market environments since the Great Depression. This was triggered by the continued fallout from the subprime mortgage market, seizing credit conditions, forced selling by leveraged investors into illiquid markets, and a rapidly weakening global economy. Collectively, this caused risk aversion to reach unprecedented levels, as investors sought refuge in extremely safe short-term U.S. Treasury securities. In contrast, investments that were perceived to be risky were often indiscriminately sold, sometimes at severely depressed prices.

Almost as dramatic was the remarkable shift seen in the markets that started only a few months into the reporting period, as fear was gradually replaced by renewed appetite for risk on the part of investors. This change was reflected in the strength of many non-Treasury sectors, which generated substantial returns and generally recouped their losses from earlier in the fiscal year.

Various factors caused the changes in the financial markets. A major contributor was the aggressive actions taken by the Federal Reserve, U.S. Treasury and other U.S. government entities. Together, they sought to stabilize the financial markets, restore investor confidence and revive the ailing economy. While some of these initiatives moved in fits and starts, as the reporting period continued, we saw progress on a number of fronts. This included the gradual thawing of the once frozen credit markets, some stabilization in the housing market, and the unofficial end of the recession as third quarter Gross Domestic Product (GDP) growth came in at positive 2.8%. In addition, investors were drawn to higher yielding fixed income securities as they looked to capture high yields both relative to Treasuries and on an absolute basis.

While it would have been easy for our portfolio managers to succumb to the market turmoil in late 2008 and follow the herd to U.S. Treasuries, they maintained their investment discipline — and emphasis on non-Treasury sectors. This proved to be rewarding for shareholders, as our Fixed Income Funds were well positioned to benefit from the market reversal that emerged during the reporting period.

As we look ahead, we expect to see continued, albeit tepid, economic growth, coupled with modest inflation. We intend to maintain our time-tested investment processes, which call for actively managing our portfolios and making investment decisions based on thorough fundamental research. We also urge our shareholders to maintain their discipline by avoiding emotion-driven investment decisions and remaining focused on their long-term financial goals.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

Core Bond Fund Commentary

For the fiscal year ended October 31, 2009, Neuberger Berman Core Bond Fund posted a strong absolute return and significantly outperformed its benchmark, the Barclays Capital U.S. Aggregate Index.

As the reporting period began, the U.S. fixed income markets were still reeling due to fallout from turmoil in the financial markets, frozen credit conditions, deleveraging and forced selling into illiquid markets. Collectively, this caused risk aversion to remain elevated, as investors favored the safety of short-term U.S. Treasury securities and sold securities that were perceived to be risky.

Conditions in the fixed income markets then gradually started to improve in December 2008, as the government's aggressive initiatives to stabilize financial markets began to bear fruit. In addition, as the reporting period progressed, optimism grew regarding the outlook for the U.S. economy. These factors caused investor sentiment to reverse course, and risk aversion was replaced with increased risk appetite. Against this backdrop, the spread sectors (non-Treasuries) rallied sharply. Aside from a brief period of weakness in February 2009, these sectors outperformed Treasuries during the remainder of the 12-monrh reporting period.

Given our concerns regarding the turmoil in the financial system and the rapidly weakening global economy, the Fund was defensively positioned as the fiscal year began. While the Fund could not avoid the extremely weak performance in the spread sectors, it benefitted from not being more aggressively positioned. Given the significant and, in some cases, historic widening of yield spreads (the difference in yield between Treasuries and other bond sectors), in late 2008 and early 2009, we began to pare the Fund's Treasury and agency mortgage-backed security exposure and redeployed the proceeds into a number of what we considered attractively valued sectors of the market. We emphasized areas where our research indicated that spreads had moved to unsustainable levels and purchased individual securities that we believed had the ability to produce strong risk-adjusted results.

For example, we increased the Fund's exposure to investment grade corporate bonds and, within this sector, favored both financial and industrial securities. This proved to be extremely rewarding, as the sector in general, and financials and industrials in particular, generated extremely strong results over the last eight months of the fiscal year. Another area of emphasis that rallied sharply was the Fund's commercial mortgage-backed securities (CMBS). Their spreads substantially narrowed from elevated levels given expectations for more modest defaults than previously expected. Elsewhere, our Treasury inflation-protected securities (TIPS) performed well as concern increased over the potential for inflation due to the government's stimulus program and accommodative monetary policy. The Fund's underweights in Treasuries and agency securities were also rewarded.

Modestly dampening results was the Fund's exposure to non-agency hybrid adjustable-rate mortgages. While these securities started to rally late in the reporting period, they lagged the benchmark during the fiscal year as a whole.

In hindsight, maintaining investment discipline and emphasizing areas of the market that we believed offered attractive value were substantially rewarded during the reporting period. Looking ahead, we expect to see positive, albeit below-average, economic growth in the U.S. and continue to favor spread sectors within the fixed income market.

Sincerely,

Thanos Bardas, David M. Brown, Andrew A. Johnson and Bradley C. Tank
Portfolio Co-Managers

Core Bond Fund

TICKER SYMBOLS

Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX

RATING SUMMARY

(% by Ratings)
AAA/Government/Government Agency	65.3%
AA	3.2
A	12.7
BBB	13.9
BB	0.3
B	0.7
CCC	1.2
CC	0.0
C	0.0
D	0.0
Short Term	2.7
Total	100.0

AVERAGE ANNUAL TOTAL RETURN ENDED 10/31/093,11,15

	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	02/01/1997	23.10%	4.58%	5.59%	5.51%
Institutional Class	10/01/1995	23.70%	5.02%	6.03%	5.91%
Class A	12/20/2007	22.96%	4.82%	5.93%	5.84%
Class C	12/20/2007	22.04%	4.52%	5.78%	5.73%
With Sales Charge
Class A		17.78%	3.91%	5.47%	5.51%
Class C		21.04%	4.52%	5.78%	5.73%
Barclays Capital U.S. Aggregate Index[14]		13.79%	5.05%	6.31%	6.30%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ending October 31, 2009, the 30-day SEC yield was 3.42%, 3.81%, 3.26% and 2.67% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2019 for Investor Class, Institutional Class, Class A and Class C shares. The net expense ratios were 0.87%, 0.47%, 0.87% and 1.63% for Investor Class, Institutional Class, Class A and Class C shares, respectively. As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 1.27%, 0.85%, 2.75% and 3.46% for Investor Class, Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements).

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Core Bond Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The graph is based on the Institutional Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart on previous page). The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indices shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Please see Endnotes and Glossary of Indices for additional information.

High Income Bond Fund Commentary

For the fiscal year ended October 31, 2009, Neuberger Berman High Income Bond Fund posted an extremely strong absolute return but it lagged its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

While the high yield market generated exceptionally strong results during the reporting period, the ascent was far from steady. At the outset of the fiscal year in November 2008, the high yield market was in the midst of one of its worst stretches on record. After declining 7.68% and 16.09% in September and October 2008, respectively, the index fell an additional 8.77% in November. Continued turmoil in the financial markets, frozen credit conditions and a rapidly weakening economy led to a massive flight to quality, with investors fleeing securities that were perceived to be risky. While the high yield market regained its footing over the next two months, prices again weakened in February 2009. Over the first four months of the Fund's fiscal year, better rated high yield bonds, on average, outperformed their lower rated counterparts, as BB and CCC rated bonds returned 8.37% and -14.97%, respectively.

The high yield market then quickly reversed course, with the benchmark index posting positive returns during each of the last eight months of the reporting period. This turnaround was triggered by a number of factors, including signs that the credit markets were thawing, optimism that the federal government's aggressive monetary policy would stabilize the economy and some better-than-expected corporate earnings. Investor sentiment continued to improve as the reporting period progressed and risk aversion was replaced by increased risk appetite. This resulted in an impressive rally for lower-rated securities, as BB and CCC rated bonds returned 31.53% and 84.92%, respectively, over the last eight months of the fiscal year. All told, the index gained 48.65% during the 12-month period and BB and CCC rated bonds gained 42.54% and 57.23%, respectively.

For the first half of the reporting period, the Fund was somewhat defensively positioned. This was based on our expectation that economic conditions would remain weak, causing an increase in high yield default rates. However, later in the period, we began adding more cyclical-oriented names to the portfolio. This was due to indications that the economy was stabilizing. In addition, high yield companies were better able to refinance debt in the new-issue market. We also moved from an underweight in CCC securities to a more neutral posture versus the benchmark.

From an industry perspective, an underweight in paper, security selection in chemicals and an overweight in broadcasting were the largest positive contributors to the Fund's relative performance. In contrast, security selection in health care, an underweight and security selection in real estate/homebuilders and an underweight in banking were the largest detractors from relative results.

Looking ahead, we have a relatively positive long-term outlook for the high yield market. We believe a resumption of positive economic growth, low inflation and strong demand, if they occur, could collectively support high yield bond prices and lead to modest spread tightening over the next 12 months. In addition, better access to capital and an improved economic environment lead us to believe that high yield defaults will moderate significantly going forward. As always, we will continue to conduct extensive research on potential portfolio candidates as we seek to generate consistently strong risk-adjusted returns.

Sincerely,

Ann H. Benjamin and Thomas P. O'Reilly
Portfolio Co-Managers

High Income Bond Fund

TICKER SYMBOLS

Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX

RATING SUMMARY

(% by Ratings)
AAA/Government/Government Agency	0.0%
AA	0.0
A	0.7
BBB	8.5
BB	25.6
B	37.9
CCC	18.8
CC	2.3
C	0.0
D	0.0
Short Term	6.2
Total	100.0

AVERAGE ANNUAL TOTAL RETURN ENDED 10/31/092,10,15

	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	02/01/1992	44.38%	5.62%	6.94%	7.67%
Institutional Class[13]	05/27/2009	44.90%	5.69%	6.98%	7.69%
Class A13	05/27/2009	44.25%	5.60%	6.93%	7.66%
Class C13	05/27/2009	43.93%	5.55%	6.91%	7.65%
Class R3[13]	05/27/2009	44.32%	5.61%	6.94%	7.66%
With Sales Charge
Class A13		38.12%	4.69%	6.47%	7.40%
Class C13		42.93%	5.55%	6.91%	7.65%
Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index[14]		48.65%	6.17%	6.66%	N/A

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ending October 31, 2009, the 30-day SEC yield was 9.40%, 9.64%, 9.10%, 8.45% and 8.98% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively.

Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2012 for Investor Class and Institutional Class shares and through 10/31/2013 for Class A, Class C and Class R3 shares. The net expense ratios were 0.75%, 1.12%, 1.87% and 1.37% for Institutional Class, Class A, Class C and Class R3 shares, respectively. As stated in the Fund's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 were 0.93%, 0.87%, 1.22%, 1.97% and 1.47% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements).

Total returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart on previous page). The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indices shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Please see Endnotes and Glossary of Indices for additional information.

Municipal Intermediate Bond Fund Commentary

For the fiscal year ended October 31, 2009, Neuberger Berman Municipal Intermediate Bond Fund posted a solid absolute return but lagged its benchmark, the Barclays Capital 7-Year General Obligation Index.

As the reporting period began in November 2008, the municipal market was slowly beginning to emerge from one of its most challenging periods in recent memory. Collectively, the turmoil in the financial markets, frozen credit conditions, forced selling into illiquid markets and the rapidly weakening economy had caused risk aversion to spike. With investors seeking shelter in short-term Treasuries, even high quality municipal bonds where shunned. This, in turn, caused municipal prices to fall and AAA tax-exempt yields to reach 125% to 150% of comparable maturity U.S. Treasury yields.

After largely treading water in November 2008, interest in what we considered attractively valued municipal securities picked up steam in December, and demand remained strong for the remainder of the reporting period. Further supporting municipal bond prices were signs of stabilization in the financial markets, improved liquidity and sharply falling new issuance of tax-exempt bonds. We believe the decline in the new issue calendar for traditional tax-exempt municipal bonds can be partially attributed to the successful launch of the taxable Build America Bond program.

Demand for tax-exempt securities was robust as many investors were seeking better returns than were available in various money market options. In addition, toward the conclusion of the reporting period, there was evidence that the end of the most severe recession since the Great Depression might be at hand. With risk aversion being replaced with increased risk appetite, lower rated municipal bonds outperformed their higher quality counterparts as the fiscal year progressed.

While the Fund posted a nearly double-digit return during the fiscal year, it did not keep pace with its benchmark. This was due, in part, to our defensive positioning. Given our concerns regarding the weakness in the economy and strains on municipal budgets, we believed it was prudent to maintain the Fund's quality bias. For example, the Fund emphasized higher quality revenue and general obligation bonds that have historically held up well in difficult economic environments. While the defensive position was beneficial during the early stages of the reporting period, it detracted from relative results for the fiscal year as a whole.

From a yield curve perspective, we employed a barbell approach due to the steepness of the municipal yield curve. In contrast, the benchmark is concentrated in the six- to eight-year portion of the curve. This positioning was modestly additive to returns and we continue to believe a barbell structure is appropriate as the curve remains steep from an historical perspective.

Looking ahead, we maintain our positive outlook for the long-term prospects of the municipal bond market. We believe the economy appears to have turned the corner and inflation should be well contained for the time being. While we believe valuations are not as compelling as they were when the fiscal year began, we expect municipal bonds to remain appealing given their steady stream of tax-exempt income. In addition, the potential for higher personal income tax rates in the future could support the asset class.

In our opinion, it will take time for state and local municipalities to mend their balance sheets. Therefore, we believe an emphasis on higher quality securities is warranted. As always, we will continue to actively manage the Fund and conduct thorough in-house fundamental research on the underlying credit characteristics of our existing and potential holdings.

Sincerely,

William J. Furrer and James L. Iselin
Portfolio Co-Managers

Municipal Intermediate Bond Fund

TICKER SYMBOLS

Investor Class	NMUIX

RATING SUMMARY

(% by Ratings)
AAA/Government/Government Agency	24.2%
AA	48.6
A	26.4
BBB	0.0
BB	0.0
B	0.0
CCC	0.0
CC	0.0
C	0.0
D	0.0
Short Term	0.8
Total	100.0

AVERAGE ANNUAL TOTAL RETURN ENDED 10/31/091,8,9,15

	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Investor Class	07/09/1987	9.42%	2.84%	4.36%	5.18%
Barclays Capital 7-Year GO Index[14]		10.42%	4.37%	5.50%	6.16%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ended October 31, 2009, the 30-day SEC yield for Investor Class shares was 2.55% and the tax-equivalent yield was 3.92% for an investor in the highest federal income tax bracket (35%).

Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2012 for Investor Class shares. The net expense ratio was 0.65%. As stated in the Fund's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 1.25% for Investor Class shares (prior to any fee waivers or expense reimbursements).

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The graph is based on the Investor Class shares only. The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indices shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Please see Endnotes and Glossary of Indices for additional information.

Municipal Money Fund Commentary

New York Municipal Money Fund Commentary

Investors' fears of a potential economic catastrophe gave way to optimism regarding an economic rebound during the eventful fiscal year ended October 31, 2009.

Developments that emerged before the reporting period, including the failure of major financial institutions, mortgage-related losses and a freeze in the credit markets, helped worsen an already weak economy in the early months of the fiscal year. Investors, not surprisingly, struggled at that time in assessing whether stimulus programs and other actions to maintain liquidity and avoid steep economic decline would be effective.

Measures included the federal fiscal stimulus package, various corporate bailouts, the Temporary Guarantee Program for Money Market Funds, the support of struggling banks through the Troubled Asset Relief Program (TARP), and the purchase of vast quantities of mortgage-backed securities. In addition, the Federal Reserve lowered the Federal Funds target rate to an historically low range of 0%–0.25% in December and maintained this range through the end of the reporting period.

Although data releases were mixed for much of the fiscal year, they gradually became more favorable. Most significantly, after several straight quarters of declines, Gross Domestic Product (GDP) moved into positive territory in the third quarter of calendar year 2009. Unemployment trends also improved late in the reporting period, with average monthly job losses for the third quarter of calendar year 2009 falling to 199,000 from 691,000 in the first quarter. Still, unemployment reached 10.2% in October — its highest rate since 1983 — and joblessness remains a significant concern.

In terms of market performance, after fleeing to the perceived safety of Treasuries early in the fiscal year, many investors returned to municipal markets as economic indicators improved and the capital markets overall grew healthier. Variable Rate Demand Notes, as represented by the Securities Industry and Financial Markets Association Municipal Swap Index, started the period with an average yield of 1.82%, which is considerably lower than a nearly 8% yield reached during the credit market freeze in September of 2008. However, yields fell considerably during the reporting period, to only 0.26% by October 31, 2009.

Moving forward, we believe that despite the sizable overall GDP increase in the third quarter of calendar year 2009, which was due largely to economic stimulus dollars, the economy is likely to remain sluggish for a while, due in part to dampened consumer spending, high unemployment and a still sluggish real estate market. That, and limited short-term inflation risk, should in our opinion keep the Federal Reserve from raising the target Federal Funds rate from current low levels until at least early in calendar year 2010.

On a final note, our in-house credit team continues to implement a "belt and suspenders" approach when analyzing potential holdings for the Funds. This involves thoroughly reviewing the underlying credit fundamentals of potential issuers to ensure that they are of the highest quality and have the ability to make timely principal and interest payments. We believe this approach will continue to serve our shareholders well in light of the current economic environment.

Municipal Money Fund5,7,8,9,15

Neuberger Berman Municipal Money Fund returned 0.40% for the 12-month period ended October 31, 2009, compared to the 0.29% return of the Crane Tax Exempt Retail Money Fund Index.

Over the course of the reporting period, the Fund's seven-day tax-equivalent current yield decreased from 2.20% as of October 31, 2008 to 0.05% as of October 31, 2009 (assuming taxation at the highest federal tax bracket). Its seven-day tax-equivalent effective yield (also assuming the highest federal tax bracket) went from 2.22% as of October 31, 2008 to 0.05% as of October 31, 2009. These figures more closely reflect current earnings than one-year figures. During the 12-month period, the Fund's weighted average maturity went from 12.8 days on October 31, 2008 to 8.6 days on October 31, 2009.

New York Municipal Money Fund6,7,8,9,15

Neuberger Berman New York Municipal Fund returned 0.37% for the 12-month period ended October 31, 2009, compared to the 0.32% return of the Crane New York Tax Exempt Money Fund Index. Over the course of the 12-month period, the Fund's seven-day tax-equivalent current yield (assuming taxation at the highest federal, New York State and New York City income tax brackets) decreased from 2.60% as of October 31, 2008 to 0.05% as of October 31, 2009. Its seven-day tax equivalent effective yield (also assuming taxation at the highest federal, New York State and New York City income tax brackets) decreased from 2.63% as of October 31, 2008 to 0.05% as of October 31, 2009. These figures more closely reflect current earnings than one-year figures. The Fund's weighted average maturity went from 8.4 days on October 31, 2008 to 10.2 days on October 31, 2009.

Sincerely,

William J. Furrer and Kristian J. Lind
Portfolio Co-Managers

Current and effective yield more closely reflect current earnings than does total return.

Performance data quoted represent past performance, which is no guarantee of future results. The investment return on an investment in a money market fund will fluctuate. Current performance may be lower or higher than the performance data quoted. For performance data current to the prior business day on which the New York Stock Exchange was open, visit www.nb.com/performance. The composition, industries and holdings of each Fund are subject to change.

An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Municipal Money Fund

New York Municipal Money Fund

TICKER SYMBOLS

Municipal Money Fund	NMNXX
New York Municipal Money Fund	NYNXX

NB MUNICIPAL MONEY FUND

MATURITY DIVERSIFICATION

(% by Maturity)
1 – 7 Days	96.6%
8 – 30 Days	1.6
31 – 90 Days	0.6
91 – 180 Days	0.7
181+ Days	0.5

NB NEW YORK MUNICIPAL MONEY FUND

MATURITY DIVERSIFICATION

(% by Maturity)
1 – 7 Days	97.7%
8 – 30 Days	0.0
31 – 90 Days	0.7
91 – 180 Days	0.0
181+ Days	1.6

Short Duration Bond Fund Commentary

For the fiscal year ended October 31, 2009, Neuberger Berman Short Duration Bond Fund posted a positive return and outperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

At the start of the reporting period in November 2008, volatility in the fixed income markets was at historically high levels due to turmoil in the financial markets, frozen credit conditions, deleveraging and forced selling into illiquid markets. Collectively, this had triggered an extreme flight to quality, as investors favored the safety of short-term U.S. Treasury securities and largely avoided many others.

Conditions in the fixed income markets gradually started to improve in December 2008, as the government's aggressive actions to stabilize financial markets began to bear fruit. In addition, as the fiscal year progressed, optimism grew regarding the outlook for the U.S. economy. These factors caused investor sentiment to abruptly shift and risk aversion was replaced with increased risk appetite. Against this backdrop, the spread sectors (non-Treasuries) rallied sharply. Aside from a brief period of weakness in February 2009, these sectors outperformed Treasuries for the remainder of the reporting period.

To a great extent, the factors that caused the Fund to lag its benchmark early in the fiscal year helped it to generate superior relative results over the full reporting period. Looking back, the Fund's exposure to non-Treasury sectors was detrimental to its results during the flight to quality in late 2008 and in early 2009. In particular, the Fund's commercial mortgage-backed securities, asset-backed securities, and non-agency adjustable-rate mortgages (ARMS) performed poorly.

While it would have been easy to abandon our investment discipline and reallocate the Fund's spread sector holdings into Treasuries, we chose not to do so. This was based on our extensive research which indicated that non-Treasuries had become extremely undervalued, given the intrinsic value of their future cash flows. This decision was rewarded, as these sectors subsequently rebounded and, for the fiscal year as a whole, positively contributed to the Fund's relative results.

In terms of the portfolio positioning, in recent months we have added to the Fund's position in investment grade corporate bonds as we continue to identify compelling opportunities. Toward the end of the fiscal year, we pared some of the Fund's exposure to non-agency ARMS and certain other spread sectors. This was achieved through outright sales as these securities rebounded in price by allowing many of these securities to mature and pay off at par. A majority of those proceeds were then reinvested in U.S. Treasury securities to broaden the diversification of the portfolio.

Looking ahead, we believe the economy will continue to grow, albeit at a modest pace. Given this scenario, we do not expect inflation to be an issue in the near future. However, in our view, the inflation question will primarily be determined by the Federal Reserve's future actions. The timing and the manner of the removal of quantitative easing will be closely monitored by our team.

Sincerely,

Thomas Sontag, Michael Foster and Richard Grau

Portfolio Co-Managers

Short Duration Bond Fund

TICKER SYMBOLS

Investor Class	NSBIX
Trust Class	NSBTX

RATING SUMMARY

(% by Ratings)
AAA/Government/Government Agency	63.8%
AA	7.4
A	15.4
BBB	4.0
BB	2.2
B	5.2
CCC	1.1
CC	0.0
C	0.0
D	0.0
Short Term	0.9
Total	100.0

AVERAGE ANNUAL TOTAL RETURN ENDED 10/31/091,15

	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Investor Class	06/09/1986	4.18%	1.02%	2.88%	4.90%
Trust Class	08/30/1993	4.02%	0.91%	2.78%	4.84%
Merrill Lynch 1-3 Year Treasury Index[14]		2.73%	4.01%	4.53%	5.96%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ending October 31, 2009, the 30-day SEC yield for Investor Class shares was 2.59%, and 2.49% for Investor Class and Trust Class shares, respectively.

Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2012 for Investor Class and Trust Class shares. The net expense ratios were 0.70% and 0.80% for Investor Class and Trust Class shares, respectively. As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 0.95% and 1.27% for Investor Class and Trust Class shares, respectively.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indices shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Please see Endnotes and Glossary of Indices for additional information.

Strategic Income Fund Commentary

For the fiscal year ended October 31, 2009, Neuberger Berman Strategic Income Fund posted a strong absolute return and significantly outperformed its benchmark, the Barclays Capital U.S. Aggregate Index.

As the reporting period began, the U.S. fixed income markets were still reeling from the fallout from turmoil in the financial markets, frozen credit conditions, deleveraging and forced selling into illiquid markets. Collectively, this caused risk aversion to remain elevated, as investors favored the safety of short-term U.S. Treasury securities and sold securities that were perceived to be risky.

Conditions in the fixed income markets then started to gradually improve in December 2008, as the government's aggressive initiatives to stabilize financial markets began to bear fruit. In addition, as the reporting period progressed, optimism grew regarding the outlook for the U.S. economy. These factors caused investor sentiment to reverse course and risk aversion was replaced with increased risk appetite. Against this backdrop, spread sectors (non-Treasuries) rallied sharply. Aside from a brief period of weakness in February 2009, these sectors outperformed Treasuries during the remainder of the 12-month reporting period.

Given our concerns regarding the turmoil in the financial system and the rapidly weakening global economy, the Fund was conservatively positioned as the fiscal year began. While the Fund could not avoid the extremely weak performance of non-Treasuries, it benefitted from not being more aggressively positioned. With the significant and, in some cases, historic widening of credit spreads (the difference in yield between Treasuries and other fixed income securities), in late 2008 and early 2009 we began to pare the Fund's Treasury and agency mortgage-backed security exposure and opportunistically redeployed the proceeds into a number of what we considered attractively valued market sectors. We emphasized areas where our research indicated that spreads had moved to unsustainable levels and purchased individual securities that we believed had the ability to produce superior risk-adjusted results.

For example, we increased the Fund's exposure to investment grade corporate bonds and, within this sector, favored both financial and industrial securities. This proved to be extremely rewarding, as the sector in general, and financials and industrials in particular, generated strong results over the last eight months of the fiscal year. Moving from a zero weighting to roughly a 10% weighting in the Fund, commercial mortgage-backed securities (CMBS) positively contributed to performance as well. CMBS spreads (yields relative to Treasuries) substantially narrowed from elevated levels given expectations for more modest defaults. Elsewhere, our decision to increase holdings of Treasury inflation-protected securities in the third quarter of calendar year 2009 was helpful; they performed well given concerns about future inflation due to the federal government's stimulus program and accommodative monetary policy. Increasing the Fund's high yield exposure during the second half of the fiscal year was beneficial as well. The Fund's underweights in Treasuries and agency securities were also rewarded.

While the Fund generated very strong absolute and relative results, not all of our strategic allocation decisions were beneficial during the fiscal year. For example, not having an exposure to emerging market debt until late in the period detracted from results as the asset class produced exceptional returns. While we increased the Fund's exposure to the high yield bond market during the second half of the fiscal year, increasing this allocation earlier in the period would have further enhanced the Fund's results.

Overall, maintaining our investment discipline and emphasizing areas of the market that we believed offered attractive values were substantially rewarded during the reporting period. Looking ahead, we expect to see positive, albeit below-average, economic growth in the U.S. We remain positive on — and expect to maintain the Fund's overweight position in — non-Treasury sectors, while continuing to underweight Treasury securities.

Sincerely,

Thanos Bardas, David M. Brown, Andrew A. Johnson and Bradley C. Tank
Portfolio Co-Managers

Strategic Income Fund

TICKER SYMBOLS

Institutional Class	NSTLX
Trust Class	NSTTX
Class A	NSTAX
Class C	NSTCX

RATING SUMMARY

(% by Ratings)
AAA/Government/Government Agency	42.0%
AA	2.7
A	11.9
BBB	19.3
BB	9.4
B	7.4
CCC	2.2
CC	0.1
C	0.0
D	0.0
Short Term	5.0
Total	100.0

AVERAGE ANNUAL TOTAL RETURN ENDED 10/31/094,15

	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	07/11/2003	25.97%	8.03%	8.35%
Trust Class[12]	04/02/2007	25.66%	7.85%	8.21%
Class A12	12/20/2007	25.51%	7.88%	8.23%
Class C12	12/20/2007	24.47%	7.57%	7.99%
With Sales Charge
Class A12		20.17%	6.94%	7.49%
Class C12		23.47%	7.57%	7.99%
Barclays Capital U.S. Aggregate Index[14]		13.79%	5.05%	4.75%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ended October 31, 2009, the 30-day SEC yield was 4.86%, 4.53%, 4.27% and 3.74% for Institutional Class, Trust Class, Class A and Class C shares, respectively.

Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2012 for Trust Class and 10/31/2019 for Institutional Class, Class A and Class C shares. The net expense ratios were 0.82%, 1.17%, 1.23% and 1.94% for Institutional Class, Trust Class, Class A and Class C shares, respectively. As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 4.03%, 9.14%, 7.53% and 8.77% for Institutional Class, Trust Class, Class A and Class C shares, respectively, (prior to any fee waivers or expense reimbursements).

Total returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graph is based on the Institutional Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return above).The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indices shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Please see Endnotes and Glossary of Indices for additional information.

Endnotes

1  Neuberger Berman Management LLC ("Management") has contractually undertaken to forgo current payment of fees and/or reimburse expenses of the following Funds so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") are limited to 0.70% for Neuberger Berman Short Duration Bond Fund (Investor Class), 0.80% for Neuberger Berman Short Duration Bond Fund (Trust Class), and 0.65% for Neuberger Berman Municipal Intermediate Bond Fund (Investor Class) of average daily net assets. Each undertaking lasts until October 31, 2012. Each of these Funds has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each listed class of each Fund would have been lower. For the year ended October 31, 2009, there were no repayments of expenses to Management.

2  Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman High Income Bond Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") are limited to 1.00%, 0.75%, 1.12%, 1.87% and 1.37% of average daily net assets for the Investor Class, Institutional Class, Class A, Class C and Class R3, respectively. These undertakings last until October 31, 2012 for Investor Class and Institutional Class and October 31, 2013 for Class A, Class C and Class R3. Each of the classes of the Fund listed above has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower.

3  Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Core Bond Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") are limited to 0.85%, 0.45%, 0.85% and 1.60% of average daily net assets for the Investor Class, Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2019. Each of the classes of the Fund listed above has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. Management voluntarily agreed to waive its management fee in the amount of 0.25% (0.20% prior to March 1, 2006) of the Fund's average daily net assets through October 31, 2009. Management has agreed to continue this voluntary waiver after this date, but may, at its sole discretion, modify or terminate this voluntary waiver at any time without notice to the Fund. If this voluntary waiver was not in place, performance for the Fund would be lower. For the year ended October 31, 2009, there were no repayments of expenses to Management.

4  Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Strategic Income Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") are limited to 1.10%, 0.75%, (effective March 1, 2008, and 0.85% through February 28, 2008), 1.15% and 1.85% of average daily net assets for the Trust Class, Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2012 for the Trust Class and until October 31, 2019 for the Institutional Class, Class A and Class C. Each of the classes of the Fund listed above has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating

Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the year ended October 31, 2009, there were no repayments of expenses to Management.

5  Management has contractually undertaken to forgo current payment of fees and/or reimburse the Investor Class of Neuberger Berman Municipal Money Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") are limited to 0.59% of average daily net assets. The undertaking lasts until October 31, 2012. The Investor Class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed the above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of the Investor Class of the Fund would have been lower. For the year ended October 31, 2009, there were no repayments of expenses to Management. In addition, Management has voluntarily undertaken to reimburse and/or waive certain expenses of the Investor Class of the Fund, so that its total annual Operating Expenses are limited to 0.52% of average daily net assets (from June 5, 2006 through January 16, 2007), 0.47% of average daily net assets (from January 17, 2007 through January 21, 2008), 0.50% of average daily net assets (from January 22, 2008 to August 25, 2008) and 0.55% of average daily net assets (effective August 26, 2008). Absent such waivers, the performance of the Investor Class of the Fund would have been lower. In addition to the contractual limitation, Management also voluntarily waived expenses as necessary to maintain a minimum yield for the Fund. Management may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. Absent such waivers, the performance of the Investor Class of the Fund may have been lower.

6  Management has contractually undertaken to forgo current payment of fees and/or reimburse the Investor Class of Neuberger Berman New York Municipal Money Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") are limited to 0.59% of average daily net assets. The undertaking lasts until October 31, 2012. The Investor Class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed the above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of the Investor Class of the Fund would have been lower. For the year ended October 31, 2009, there were no repayments of expenses to Management. In addition, Management has voluntarily undertaken to reimburse and/or waive certain expenses of the Investor Class of the Fund, so that its total annual Operating Expenses are limited to 0.52% of average daily net assets (from June 5, 2006 through January 16, 2007), 0.47% of average daily net assets (from January 17, 2007 through January 21, 2008), 0.50% of average daily net assets (from January 22, 2008 to August 25, 2008) and 0.55% of average daily net assets (effective August 26, 2008). Absent such waivers, the performance of the Investor Class of the Fund would have been lower. In addition to these contractual and voluntary limitations, Management also voluntarily waived expenses as necessary to maintain a minimum yield for the Fund. Management may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund.

7  "Current yield" of a money market fund refers to the income generated by an investment in a fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

8  Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35%, assuming that all of a fund's income is exempt from federal income taxes. For Neuberger Berman New York Municipal Money Fund, tax-equivalent yield is calculated based on federal, New York State, and New York City tax rates for a combined rate of 41.8%.

9  A portion of the income may be a tax preference item for purposes of the federal alternative minimum tax for certain investors.

10  The Fund is the successor to Lipper High Income Bond Fund ("Lipper Fund"). The total return data for the periods prior to September 7, 2002, are those of Lipper Fund Premier Class. The data reflect performance of Lipper Fund Premier Class for the period April 1, 1996, through September 6, 2002. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects the same as those of Lipper Fund. Returns would have been lower if the manager of Lipper Fund had not waived certain of its fees during the periods shown.

11  The Fund is the successor to Ariel Premier Bond Fund ("Ariel Bond Fund"). The total return data for the periods prior to June 13, 2005, are those of Ariel Bond Fund Investor Class and Institutional Class. The data reflects performance of Ariel Bond Fund Investor Class for the period February 1, 1997 through June 10, 2005 and the performance of Ariel Bond Fund Institutional Class for the period October 1, 1995 (date of inception) through January 31, 1997. The investment policies, guidelines and restrictions of the Fund are in all material respects the same as those of Ariel Bond Fund. Ariel Bond Fund Institutional Class had lower expenses and typically higher returns than Ariel Bond Fund Investor Class. Returns would have been lower if the manager of Ariel Bond Fund had not waived certain of its fees during the periods shown. Class A and Class C of Neuberger Berman Core Bond Fund each commenced operations on December 20, 2007. The performance information for Class A and Class C prior to the class' commencement of operations is for the Institutional Class of Neuberger Berman Core Bond Fund. The performance information shown with a sales charge for Class A and Class C shares has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as Rule 12b-1 fees).

12  The Trust Class, Class A and Class C of Neuberger Berman Strategic Income Fund commenced operations on April 2, 2007, December 20, 2007 and December 20, 2007, respectively. The performance information for Trust Class, Class A and Class C prior to the class' commencement of operations is that of the Institutional Class of Neuberger Berman Strategic Income Fund. In making this translation, the performance information of the Institutional Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C or Class R3.

13  The Institutional Class, Class A, Class C and Class R3 of Neuberger Berman High Income Bond Fund commenced operations on May 27, 2009. The performance information for Institutional Class, Class A, Class C and Class R3 prior to the class' commencement of operations is that of the Investor Class of Neuberger Berman High Income Bond Fund. In making this translation, the performance information of the Investor Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C or Class R3. The Institutional Class has lower expenses and typically higher returns than Investor Class.

14  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

15  Please see "Glossary of Indices" starting on page 22 for a description of indices. Please note that indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management LLC ("Management") and include reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the described indices or may not invest in all securities included in the described indices.

Glossary of Indices

Barclays Capital 7-Year General Obligation Index:	An unmanaged total return performance benchmark for the intermediate-term, 7-year, investment grade General Obligations (State and Local) tax-exempt bond market.

Barclays Capital U.S. Aggregate Index:	An unmanaged index that represents the U.S. domestic investment grade bond market. It is comprised of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index:	An unmanaged sub-index of the Barclays Capital U.S. Corporate High Yield Index (which includes all U.S. dollar-denominated, taxable, fixed rate, noninvestment grade debt), capped such that no single issuer accounts for more than 2% of the index weight.

Crane New York Tax Exempt Money Fund Index:	An unmanaged simple average comprised of all money market mutual funds tracked by Crane Data investing primarily in New York municipal and tax-exempt money market securities.

Crane Tax Exempt Retail Money Fund Index:	An unmanaged simple average comprised of all money market mutual funds tracked by Crane Data investing primarily in municipal and tax-exempt money market securities. Crane Data classifies money funds as Retail based on minimum investment (normally less than $1 million), expense ratio (normally 0.35% or greater) and target customer base.

Merrill Lynch 1-3 Year Treasury Index:	An unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 and 3 years.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices or averages are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. You may also incur transactions costs, such as sales charges (loads). The following examples are intended to help you understand your ongoing costs of investing in a fund, which are the operating expenses described above, and do not include transactions costs. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2009 and held for the entire period. The table illustrates each fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 10/31/09 (Unaudited)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During the Period(1) 5/1/09 - 10/31/09	Expense Ratio	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During the Period(1) 5/1/09 - 10/31/09	Expense Ratio
Neuberger Berman Core Bond Fund
Investor Class	$1,000.00	$1,139.80	$4.58	.85%	$1,000.00	$1,020.92	$4.33	.85%
Institutional Class	$1,000.00	$1,143.00	$2.43	.45%	$1,000.00	$1,022.94	$2.29	.45%
Class A	$1,000.00	$1,139.90	$4.58	.85%	$1,000.00	$1,020.92	$4.33	.85%
Class C	$1,000.00	$1,135.60	$8.61	1.60%	$1,000.00	$1,017.14	$8.13	1.60%
Neuberger Berman High Income Bond Fund
Investor Class	$1,000.00	$1,245.50	$5.66	1.00%	$1,000.00	$1,020.16	$5.09	1.00%
Institutional Class(3)	$1,000.00	$1,202.30	$3.57	.75%	$1,000.00	$1,018.40	$3.28	.75%
Class A(3)	$1,000.00	$1,196.90	$5.33	1.12%	$1,000.00	$1,016.80	$4.89	1.12%
Class C(3)	$1,000.00	$1,194.30	$8.88	1.87%	$1,000.00	$1,013.55	$8.15	1.87%
Class R3(3)	$1,000.00	$1,197.60	$6.52	1.37%	$1,000.00	$1,015.71	$5.98	1.37%
Neuberger Berman Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$1,019.30	$3.31	.65%	$1,000.00	$1,021.93	$3.31	.65%
Neuberger Berman Municipal Money Fund
Investor Class	$1,000.00	$1,000.60	$2.52	.50%	$1,000.00	$1,022.68	$2.55	.50%
Neuberger Berman New York Municipal Money Fund
Investor Class	$1,000.00	$1,000.50	$2.22	.44%	$1,000.00	$1,022.99	$2.24	.44%
Neuberger Berman Short Duration Bond Fund
Investor Class	$1,000.00	$1,088.10	$3.68	.70%	$1,000.00	$1,021.68	$3.57	.70%
Trust Class	$1,000.00	$1,087.90	$4.21	.80%	$1,000.00	$1,021.17	$4.08	.80%
Neuberger Berman Strategic Income Fund
Institutional Class	$1,000.00	$1,125.90	$4.02	.75%	$1,000.00	$1,021.42	$3.82	.75%
Trust Class	$1,000.00	$1,124.00	$5.89	1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Class A	$1,000.00	$1,124.70	$6.16	1.15%	$1,000.00	$1,019.41	$5.85	1.15%
Class C	$1,000.00	$1,119.50	$9.88	1.85%	$1,000.00	$1,015.88	$9.40	1.85%

(1)  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

(3)  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 158/365 (to reflect the period shown of May 27, 2009 to October 31, 2009).

Schedule of Investments Neuberger Berman Core Bond Fund
PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (18.3%)+
$ 7,000	U.S. Treasury Bills, 0.10%, due 3/25/10	$ 6,997
210	U.S. Treasury Inflation Index Notes, 3.00%, due 7/15/12	226
10,793	U.S. Treasury Inflation Index Notes, 2.38%, due 1/15/17	11,639	ØØ
100	U.S. Treasury Notes, 2.38%, due 9/30/14	100
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $18,525)	18,962
U.S. Government Agency Securities (8.2%)
8,500	Freddie Mac, Discount Notes, 0.03%, due 1/20/10 (Cost $8,496)	8,499
Mortgage-Backed Securities (43.5%)
Adjustable Rate Mortgages (6.7%)
188	ACE Securities Corp., Ser. 2006-FM1, Class A2B, 0.33%, due 11/25/09	76	µØØ
266	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.30%, due 11/2/09	197	µØØ
42	Banc of America Funding Corp., Ser. 2006-G, Class 2A2, 0.33%, due 11/20/09	38	µØØ
92	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.47%, due 11/20/09	61	µØØ
136	Bear Stearns ALT-A Trust, Ser. 2006-4, Class 32A1, 6.36%, due 11/2/09	76	µØØ
330	Carrington Mortgage Loan Trust, Ser. 2006-NC3, Class A3, 0.39%, due 11/25/09	142	µØØ
220	Carrington Mortgage Loan Trust, Ser. 2006-NC4, Class M2, 0.56%, due 11/25/09	21	µØØ
29	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, 0.70%, due 11/25/09	25	µØØ
110	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.61%, due 11/25/09	25	µØØ
485	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.22%, due 11/2/09	418	µØØ
165	Countrywide Alternative Loan Trust, Ser. 2006-0C9, Class A2B, 0.48%, due 11/25/09	20	µØØ
227	Countrywide Asset-Backed Certificates, Ser. 2007-BC2, Class 2A1, 0.33%, due 11/25/09	209	µØØ
91	Countrywide Asset-Backed Certificates, Ser. 2006-BC1, Class 1A, 0.44%, due 11/25/09	66	µØØ
171	Countrywide Asset-Backed Certificates, Ser. 2005-IM2, Class A3, 0.51%, due 11/25/09	119	µØØ
365	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2007-HYB2, Class 2A1, 5.28%, due 11/2/09	192	µØØ
149	Credit Suisse Mortgage Capital Certificates, Ser. 2007-TF2A, Class A1, 0.43%, due 11/16/09	126	ñµØØ
245	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB6, Class A22, 0.33%, due 11/25/09	237	µØØ
737	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB3, Class AV3, 0.41%, due 11/25/09	530	µØØ
61	Credit-Based Asset Servicing and Securitization, Ser. 2005-CB5, Class AV2, 0.50%, due 11/25/09	50	µØØ
50	Equifirst Mortgage Loan Trust, Ser. 2003-2, Class 3A3, 1.00%, due 11/16/09	40	µØØ
32	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, 0.48%, due 11/25/09	26	µØØ
114	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 0.46%, due 11/25/09	100	µØØ
2	First Franklin Mortgage Loan Trust, Asset-Backed Certificates, Ser. 2004-FFH3, Class 2A1, 0.62%, due 11/25/09	2	µØØ
358	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 5.45%, due 11/2/09	319	µØØ
278	GSR Mortgage Loan Trust, Ser. 2005-AR3, Class 6A1, 5.02%, due 11/2/09	229	µØØ
456	GSR Mortgage Loan Trust, Ser. 2007-AR1, Class 2A1, 5.95%, due 11/2/09	314	µØØ
94	Household Home Equity Loan Trust, Ser. 2006-1, Class A1, 0.41%, due 11/20/09	80	µØØ
113	Household Home Equity Loan Trust, Ser. 2006-2, Class A2, 0.43%, due 11/20/09	98	µØØ
266	HSI Asset Loan Obligation, Ser. 2007-AR1, Class 2A1, 6.03%, due 11/2/09	165	µØØ
188	HSI Asset Securitization Corp. Trust, Ser. 2006-WMC1, Class A2, 0.34%, due 11/25/09	68	µØØ
272	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 0.33%, due 11/25/09	118	µØØ
494	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR11, Class 2A1, 5.48%, due 11/2/09	271	µØØ
57	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR7, Class 3A1, 5.65%, due 11/2/09	32	µØØ
122	IndyMac Loan Trust, Ser. 2005-L2, Class A1, 0.46%, due 11/25/09	94	µØØ
9	JP Morgan Alternative Loan Trust, Ser. 2006-A3, Class 1A2, 0.31%, due 11/25/09	9	µØØ
27	JP Morgan Alternative Loan Trust, Ser. 2006-A2, Class 1A2, 0.32%, due 11/25/09	25	µØØ
40	JP Morgan Alternative Loan Trust, Ser. 2006-S4, Class A1B, 0.32%, due 11/25/09	39	µØØ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$ 8	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-FL1A, Class A1, 0.36%, due 11/16/09	$ 8	ñµØØ
244	JP Morgan Mortgage Acquisition Corp., Ser. 2006-CW2, Class AV3, 0.34%, due 11/25/09	235	µØØ
683	JP Morgan Mortgage Trust, Ser. 2005-A3, Class 7CA1, 5.09%, due 11/2/09	581	µØØ
642	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.70%, due 1/13/10	0	ñµØØ
174	Merrill Lynch First Franklin Mortgage Loan, Ser. 2007-2, Class A2A, 0.35%, due 11/25/09	166	µØØ
42	Morgan Stanley Capital I, Ser. 2004-WMC3, Class B3, 4.29%, due 11/25/09	2	µØØ
80	MSCC Heloc Trust, Ser. 2003-2, Class A, 0.50%, due 11/25/09	48	µØØ
235	Nomura Asset Acceptance Corp., Ser. 2007-2, Class A1A, 0.36%, due 11/25/09	129	µØØ
212	Opteum Mortgage Acceptance Corp., Ser. 2005-3, Class A1B, 0.50%, due 11/25/09	170	µØØ
522	Option One Mortgage Loan Trust, Ser. 2006-2, Class 2A2, 0.34%, due 11/25/09	390	µØØ
46	Popular ABS Mortgage Pass-Through Trust, Ser. 2006-E, Class A1, 0.33%, due 11/25/09	43	µØØ
285	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 5.60%, due 11/2/09	188	µØØ
374	Residential Accredit Loans, Inc., Ser. 2006-QA1, Class A21, 5.93%, due 11/2/09	207	µØØ
150	Residential Accredit Loans, Inc., Ser. 2006-QO7, Class 3A2, 0.45%, due 11/25/09	40	µØØ
16	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 0.92%, due 11/25/09	10	µØØ
40	Residential Asset Mortgage Products, Inc., Ser. 2003-RS3, Class AII, 0.96%, due 11/25/09	23	µØØ
8	Saxon Asset Securities Trust, Ser. 2004-1, Class A, 0.78%, due 11/25/09	5	µØØ
4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, 0.92%, due 11/25/09	2	µØØ
52	Wachovia Asset Securitization, Inc., Ser. 2003-HE3, Class A, 0.49%, due 11/25/09	27	µØØ
		6,931
Fannie Mae (31.3%)
320	Pass-Through Certificates, 6.00%, due 11/1/15 & 2/1/38	342	ØØ
1,211	Pass-Through Certificates, 5.00%, due 3/1/21 – 8/1/38	1,265	ØØ
101	Pass-Through Certificates, 8.50%, due 4/1/34	115	ØØ
9,898	Pass-Through Certificates, 5.50%, due 11/1/35 – 1/1/39	10,434	ØØ
8,000	Pass-Through Certificates, 6.00%, TBA, 30 Year Maturity	8,497	Ø
11,140	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	11,725	Ø
		32,378
Freddie Mac (5.5%)
761	Pass-Through Certificates, 5.00%, due 5/1/23 & 1/1/39	792	ØØ
85	Pass-Through Certificates, 6.50%, due 11/1/25	92	ØØ
826	Pass-Through Certificates, 5.78%, due 7/1/36	868	ØØ
537	Pass-Through Certificates, 5.34%, due 2/1/37	564	ØØ
577	Pass-Through Certificates, 5.54%, due 2/1/37	609	ØØ
1,324	Pass-Through Certificates, 5.24%, due 4/1/37	1,393	ØØ
1,303	Pass-Through Certificates, 5.50%, due 10/1/38 & 11/1/38	1,374	ØØ
		5,692
	Total Mortgage-Backed Securities (Cost $48,207)	45,001
Corporate Debt Securities (34.6%)
Bank (8.0%)
690	Bank of America Corp., Senior Unsecured Medium-Term Notes, Ser. L, 7.38%, due 5/15/14	773	ØØ
790	Bank of America Corp., Unsecured Notes, 6.50%, due 8/1/16	845
595	Bank of America Corp., Senior Unsecured Medium-Term Notes, Ser. L, 5.65%, due 5/1/18	601
435	Barclays Bank PLC, Senior Unsecured Notes, 5.00%, due 9/22/16	445
685	Goldman Sachs Group, Inc., Senior Medium-Term Notes, 3.63%, due 8/1/12	706
325	Goldman Sachs Group, Inc., Medium-Term Notes, 6.00%, due 5/1/14	357	ØØ
1,095	Goldman Sachs Group, Inc., Subordinated Notes, 6.75%, due 10/1/37	1,153	ØØ
615	JP Morgan Chase & Co., Senior Unsecured Notes, 3.70%, due 1/20/15	618
315	JP Morgan Chase Capital XV, Guaranteed Notes, 5.88%, due 3/15/35	280	ØØ
365	Merrill Lynch & Co., Senior Unsecured Medium-Term Notes, Ser. C, 5.45%, due 2/5/13	382	ØØ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$ 1,235	Morgan Stanley, Senior Unsecured Medium-Term Notes, Ser. F, 5.63%, due 9/23/19	$ 1,243
415	Royal Bank of Scotland PLC, Guaranteed Medium-Term Notes, 4.88%, due 8/25/14	422	ñ
465	Wachovia Corp., Senior Unsecured Medium-Term Notes, Ser. G, 5.50%, due 5/1/13	498
		8,323
Finance (6.0%)
200	American Express Co., Senior Unsecured Notes, 8.13%, due 5/20/19	239	ØØ
560	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	601	ØØ
320	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. D, 5.13%, due 8/25/14	337
520	Citigroup, Inc., Senior Unsecured Notes, 6.13%, due 11/21/17	531	ÈØØ
815	Citigroup, Inc., Unsecured Notes, 8.50%, due 5/22/19	953	ØØ
840	Citigroup, Inc., Senior Unsecured Notes, 6.88%, due 3/5/38	874
830	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	908	ØØ
990	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 5.88%, due 1/14/38	946	ØØ
450	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 5.38%, due 3/15/17	423
330	WEA Finance LLC, Guaranteed Notes, 7.50%, due 6/2/14	359	ñØØ
		6,171
Industrial (17.9%)
295	Altria Group, Inc., Guaranteed Notes, 9.70%, due 11/10/18	363	ØØ
185	Altria Group, Inc., Guaranteed Notes, 9.95%, due 11/10/38	241	ØØ
645	Anadarko Petroleum Corp., Senior Unsecured Notes, 5.95%, due 9/15/16	692	ØØ
335	Analog Devices, Inc., Senior Unsecured Notes, 5.00%, due 7/1/14	352
1,430	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 5.38%, due 1/15/20	1,454	ñ
920	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	909	ØØ
175	ArcelorMittal, Senior Unsecured Notes, 9.85%, due 6/1/19	206	ØØ
530	Bemis Co., Inc., Senior Unsecured Notes, 6.80%, due 8/1/19	594
340	CareFusion Corp., Senior Unsecured Notes, 6.38%, due 8/1/19	367	ñ
530	Continental Airlines, Inc., Pass-Through Certificates, Ser. A, 7.25%, due 11/10/19	535	Ø
225	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 5.98%, due 4/19/22	218	ØØ
185	CVS Caremark Corp., Senior Unsecured Notes, 6.25%, due 6/1/27	192
265	DCP Midstream LLC, Senior Unsecured Notes, 9.75%, due 3/15/19	317	ñØØ
130	DCP Midstream LLC, Senior Unsecured Notes, 6.75%, due 9/15/37	122	ñØØ
460	DirecTV Holdings LLC, Guaranteed Notes, 4.75%, due 10/1/14	469	ñ
330	Enterprise Products Operating LLC, Guaranteed Notes, 6.13%, due 10/15/39	331
700	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	676	ñØØ
90	Express Scripts, Inc., Guaranteed Notes, 5.25%, due 6/15/12	96	ØØ
425	Holcim US Finance Sarl & Cie SCS, Guaranteed Notes, 6.00%, due 12/30/19	438	ñ
315	Ingersoll-Rand Global Holding Co. Ltd., Guaranteed Notes, 6.00%, due 8/15/13	342	ØØ
325	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 6.50%, due 9/1/39	331
540	Lorillard Tobacco Co., Senior Unsecured Notes, 8.13%, due 6/23/19	600	ØØ
500	Mead Johnson Nutrition Co., Senior Unsecured Notes, 3.50%, due 11/1/14	502	ñØ
400	Midcontinent Express Pipeline LLC, Senior Unsecured Notes, 6.70%, due 9/15/19	405	ñ
285	News America, Inc., Guaranteed Notes, 6.90%, due 8/15/39	302	ñ
160	NGPL Pipeco LLC, Senior Unsecured Notes, 6.51%, due 12/15/12	175	ñØØ
365	Petrobras Int'l Finance Co., Guaranteed Notes, 5.75%, due 1/20/20	364
425	Plains All American Pipeline L.P., Guaranteed Notes, 4.25%, due 9/1/12	437
305	Republic Services, Inc., Guaranteed Notes, 5.50%, due 9/15/19	315	ñ
315	Roche Holdings, Inc., Guaranteed Notes, 6.00%, due 3/1/19	351	ñØØ
570	Roper Industries, Inc., Senior Unsecured Notes, 6.25%, due 9/1/19	598
450	The Dow Chemical Co., Senior Unsecured Notes, 5.90%, due 2/15/15	465
845	The Dow Chemical Co., Senior Unsecured Notes, 8.55%, due 5/15/19	965	ØØ
645	Time Warner Cable, Inc., Guaranteed Notes, 6.75%, due 7/1/18	710	ØØ
430	Time Warner Cable, Inc., Guaranteed Notes, 8.25%, due 4/1/19	517	ØØ
480	Time Warner, Inc., Guaranteed Unsecured Notes, 6.88%, due 5/1/12	528	ÈØØ
215	Tyco Int'l Finance SA, Guaranteed Notes, 4.13%, due 10/15/14	220
705	Valero Energy Corp., Guaranteed Notes, 6.63%, due 6/15/37	647

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$ 485	Volvo Treasury AB, Notes, 5.95%, due 4/1/15	$ 493	ñ
415	Watson Pharmaceuticals, Inc., Senior Unsecured Notes, 5.00%, due 8/15/14	426
245	Xerox Corp., Senior Unsecured Notes, 5.50%, due 5/15/12	258	ØØ
		18,523
REITs (0.5%)
485	Simon Property Group LP, Senior Unsecured Notes, 5.88%, due 3/1/17	494
Telecommunications (1.7%)
465	AT&T, Inc., Senior Unsecured Notes, 4.85%, due 2/15/14	497
360	Qwest Corp., Senior Unsecured Notes, 8.88%, due 3/15/12	379	ØØ
430	Telecom Italia Capital SA, Guaranteed Unsecured Notes, 4.95%, due 9/30/14	446
195	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, due 7/15/19	211	ØØ
230	Vodafone Group PLC, Senior Unsecured Notes, 4.15%, due 6/10/14	238
		1,771
Utility - Electric (0.5%)
265	Exelon Generation Co. LLC, Senior Unsecured Notes, 6.25%, due 10/1/39	276
235	FirstEnergy Solutions Corp., Guaranteed Notes, 4.80%, due 2/15/15	241	ñ
		517
	Total Corporate Debt Securities (Cost $33,380)	35,799
Asset-Backed Securities (10.7%)
105	ARCap REIT, Inc., Ser. 2004-1A, Class D, 5.64%, due 4/21/39	20	ñ^^ØØ
185	Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A4, 5.84%, due 11/2/09	155	µØØ
500	Banc of America Commercial Mortgage, Inc., Ser. 2007-4, Class ASB, 5.71%, due 11/2/09	496	µ
400	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 11/2/09	372	µ
92	Carmax Auto Owner Trust, Ser. 2008-1, Class A2, 0.95%, due 11/16/09	92	µØØ
350	Chase Issuance Trust, Ser. 2007-A6, Class A6, 0.25%, due 11/16/09	350	µØØ
161	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2001-CK6, Class A3, 6.39%, due 8/15/36	168	ØØ
225	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C4, Class A3, 5.12%, due 8/15/38	228	ØØ
80	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.91%, due 11/2/09	66	µØØ
45	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 6.00%, due 11/2/09	37	µØØ
250	Credit Suisse Mortgage Capital Certificates, Ser. 2008-C1, Class A3, 6.42%, due 11/2/09	213	µØØ
700	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	611
100	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A3, 5.38%, due 2/15/40	81	ØØ
130	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	107	ØØ
175	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG11, Class A4, 5.74%, due 12/10/49	161	ØØ
500	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 6.00%, due 11/2/09	420	µ
600	GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	564
400	GS Mortgage Securities Corp. II, Ser. 2006-GG8, Class A4, 5.56%, due 11/10/39	367
2,380	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB19, Class A4, 5.94%, due 11/2/09	2,172	µØØ
1,270	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 6.01%, due 11/2/09	1,170	µØØ
480	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A4, 6.07%, due 11/2/09	469	µØØ
12	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-CB11, Class A1, 4.52%, due 8/12/37	12	ØØ
335	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class ASB, 5.51%, due 12/12/44	346	ØØ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$ 325	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP9, Class A3, 5.34%, due 5/15/47	$ 293
200	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	175	ØØ
555	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class ASB, 5.69%, due 2/12/51	544
700	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.81%, due 11/2/09	589	µ
300	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	236	ØØ
300	Morgan Stanley Capital I, Ser. 2007-IQ16, Class A4, 5.81%, due 12/12/49	271
263	Newcastle CDO Ltd., Ser. 2004-4A, Class 3FX, 5.11%, due 3/24/39	3	ñØØ
265	SLM Student Loan Trust, Ser. 2008-6, Class A1, 0.68%, due 1/25/10	265	µØØ
10	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Class A3, 5.74%, due 11/2/09	8	µØØ
	Total Asset-Backed Securities (Cost $11,612)	11,061
NUMBER OF SHARES
Short-Term Investments (4.8%)
1,080,134	Neuberger Berman Securities Lending Quality Fund, LLC	1,102	‡
3,868,540	State Street Institutional Liquid Reserves Fund Institutional Class	3,869
	Total Short-Term Investments (Cost $4,960)	4,971
	Total Investments (120.1%) (Cost $125,180)	124,293	##
	Liabilities, less cash, receivables and other assets [(20.1%)]	(20,814)
	Total Net Assets (100.0%)	$103,479

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Bank Loan Obligations (8.2%)
Airlines (2.2%)
$ 14,955	United Airlines, Inc., Term Loan B, 2.48%, due 2/1/14	$ 11,683	[b]
Automotive (0.9%)
5,452	Ford Motor Co., Term Loan B1, 5.24%, due 12/16/13	4,844	[b]
Electric - Generation (3.4%)
23,609	Texas Competitive Electric Holdings Co. LLC, Term Loan DD, 3.28%, due 10/10/14	18,241
Media - Cable (1.0%)
2,222	Cequel Communications LLC, Term Loan B, 6.28%, due 5/5/14	2,202
3,000	Cequel Communications LLC, Term Loan A, 7.36%, due 5/5/14	2,922
		5,124
Software/Services (0.5%)
2,284	First Data Corp., Term Loan B2, 3.03%, due 9/24/14	1,959
683	First Data Corp., Term Loan B1, 4.95%, due 9/24/14	587
		2,546
Support - Services (0.2%)
1,484	Rental Services Corp., Second Lien Term Loan, 3.78%, due 11/30/13	1,334
	Total Bank Loan Obligations (Cost $37,974)	43,772
Corporate Debt Securities (88.4%)
Airlines (2.7%)
1,125	American Airlines, Inc., Pass-Through Certificates, Ser. 2009-1A, 10.38%, due 7/2/19	1,226	ØØ
3,505	American Airlines, Inc., Senior Secured Notes, 10.50%, due 10/15/12	3,593	ñ
2,700	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2001-1, Class B, 7.71%, due 9/18/11	2,592	ØØ
2,460	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	2,509	ñ
2,950	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.82%, due 8/10/22	2,721	ØØ
1,839	United Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.64%, due 7/2/22	1,618	ØØ
		14,259
Auto Loans (3.2%)
4,565	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 7.00%, due 10/1/13	4,331
8,675	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.70%, due 10/1/14	8,665
1,630	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 12.00%, due 5/15/15	1,836
2,260	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.00%, due 12/15/16	2,183
		17,015
Auto Parts & Equipment (1.1%)
1,760	Goodyear Tire & Rubber Co., Senior Unsecured Notes, 10.50%, due 5/15/16	1,905	ØØ
4,260	Navistar Int'l Corp., Senior Notes, 8.25%, due 11/1/21	4,159
		6,064

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Automotive (0.7%)
$ 2,293	Ford Holdings, Inc., Guaranteed Notes, 9.38%, due 3/1/20	$ 1,969
720	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	623
1,405	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	1,194
		3,786
Banking (4.9%)
1,745	CIT Group, Inc., Senior Unsecured Medium-Term Notes, 5.13%, due 9/30/14	1,144	ØØa
2,845	CIT Group, Inc., Senior Unsecured Notes, 5.40%, due 1/30/16	1,859	ØØa
670	CIT Group, Inc., Senior Unsecured Notes, 5.85%, due 9/15/16	434	ØØa
902	GMAC LLC, Guaranteed Notes, 6.88%, due 9/15/11	866	ñØØ
1,130	GMAC LLC, Senior Unsecured Notes, due 12/1/12	780
8,120	GMAC LLC, Guaranteed Notes, 6.75%, due 12/1/14	7,369	ñ
280	GMAC LLC, Senior Unsecured Notes, 0.00%, due 6/15/15	139
6,990	GMAC LLC, Subordinated Notes, 8.00%, due 12/31/18	5,732	ñØØ
5,255	GMAC LLC, Guaranteed Notes, 8.00%, due 11/1/31	4,493	ñØØ
3,235	Lloyds Banking Group PLC, Junior Subordinated Notes, 6.27%, due 11/14/16	2,103	ñµ
1,360	Lloyds Banking Group PLC, Junior Subordinated Notes, Ser. A, 6.41%, due 10/1/35	884	ñµ
970	Lloyds Banking Group PLC, Junior Subordinated Notes, 6.66%, due 5/21/37	630	ñµ
		26,433
Beverage (0.2%)
560	Constellation Brands, Inc., Guaranteed Notes, 8.38%, due 12/15/14	591	ØØ
750	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	752	ØØ
		1,343
Building & Construction (0.3%)
1,370	Standard Pacific Escrow LLC, Senior Secured Notes, 10.75%, due 9/15/16	1,343	ñ
Building Materials (2.1%)
535	Associated Materials LLC, Senior Secured Notes, 9.88%, due 11/15/16	548	ñ
735	Owens Corning, Inc., Guaranteed Notes, 9.00%, due 6/15/19	798	ØØ
7,605	Ply Gem Industries, Inc., Senior Secured Notes, 11.75%, due 6/15/13	7,130
2,605	USG Corp., Guaranteed Notes, 9.75%, due 8/1/14	2,735	ñ
		11,211
Chemicals (2.7%)
2,285	Huntsman Int'l LLC, Guaranteed Notes, 7.88%, due 11/15/14	2,148
5,620	MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17	5,311	ñØØ
4,821	Momentive Performance Materials, Inc., Guaranteed Notes, 12.50%, due 6/15/14	5,038	ñÈØØ
2,135	Momentive Performance Materials, Inc., Guaranteed Notes, 9.75%, due 12/1/14	1,782
		14,279
Consumer/Commercial/Lease Financing (3.8%)
4,075	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. H, 5.38%, due 10/1/12	3,141
3,880	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. I, 5.85%, due 6/1/13	2,904	È

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$ 5,735	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. I, 5.40%, due 12/1/15	$ 3,954	ØØ
14,660	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. J, 6.90%, due 12/15/17	10,203	ØØ
		20,202
Diversified Capital Goods (0.4%)
2,590	Mueller Water Products, Inc., Guaranteed Notes, 7.38%, due 6/1/17	2,240	ØØ
Electric - Generation (5.4%)
1,820	Dynegy Holdings, Inc., Senior Unsecured Notes, 7.50%, due 6/1/15	1,674
12,250	Dynegy-Roseton/ Danskammer, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	11,638	ØØ
7,638	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	5,385	ØØ
4,006	Energy Future Holdings Corp., Guaranteed Notes, 11.25%, due 11/1/17	2,604	ØØ
464	Homer City Funding LLC, Senior Secured Notes, 8.14%, due 10/1/19	450	ØØ
987	Mirant Mid-Atlantic LLC, Pass-Through Certificates, Ser. A, 8.63%, due 6/30/12	1,010	ØØ
2,335	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16	2,320
3,650	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 1/15/17	3,614	ØØ
		28,695
Electric - Integrated (0.2%)
1,180	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	1,189	ñØØ
Electronics (0.7%)
1,795	NXP BV Funding LLC, Senior Secured Floating Rate Notes, 3.03%, due 1/15/10	1,355	µÈ
2,965	NXP BV Funding LLC, Senior Secured Notes, 7.88%, due 10/15/14	2,446
		3,801
Energy - Exploration & Production (1.8%)
3,915	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	4,238	ØØ
3,280	Chesapeake Energy Corp., Guaranteed Notes, 7.25%, due 12/15/18	3,174	ÈØØ
2,195	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	2,118	ØØ
		9,530
Food & Drug Retailers (1.4%)
1,420	Ingles Markets, Inc., Senior Unsecured Notes, 8.88%, due 5/15/17	1,456
1,595	Rite Aid Corp., Senior Secured Notes, 9.75%, due 6/12/16	1,723
2,640	Rite Aid Corp., Senior Secured Notes, 10.38%, due 7/15/16	2,653	ØØ
1,445	Rite Aid Corp., Senior Secured Notes, 10.25%, due 10/15/19	1,452	ñ
		7,284
Forestry/Paper (0.9%)
4,280	PE Paper Escrow GmbH, Senior Secured Notes, 12.00%, due 8/1/14	4,687	ñ
Gaming (5.9%)
405	Chukchansi Economic Development Authority, Senior Unsecured Notes, 8.00%, due 11/15/13	263	ñØØ
4,385	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	4,736	ñØØ
9,495	Harrah's Operating Co., Inc., Guaranteed Notes, 10.75%, due 2/1/16	7,264
1,800	MGM Mirage, Inc., Senior Secured Notes, 10.38%, due 5/15/14	1,917	ñØØ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$ 3,370	MGM Mirage, Inc., Guaranteed Notes, 7.50%, due 6/1/16	$ 2,578	ØØ
1,470	MGM Mirage, Inc., Senior Secured Notes, 11.13%, due 11/15/17	1,617	ñØØ
1,530	Peninsula Gaming LLC, Senior Secured Notes, 8.38%, due 8/15/15	1,518	ñ
1,780	Peninsula Gaming LLC, Senior Unsecured Notes, 10.75%, due 8/15/17	1,767	ñ
2,825	Pinnacle Entertainment, Inc., Senior Notes, 8.63%, due 8/1/17	2,811	ñ
4,345	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	4,497	ñØØ
1,620	San Pasqual Casino Development Group, Inc., Notes, 8.00%, due 9/15/13	1,539	ñØØ
1,860	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.38%, due 6/15/15	1,320	ñØØ
		31,827
Gas Distribution (7.1%)
1,440	AmeriGas Partners L.P., Senior Unsecured Notes, 7.13%, due 5/20/16	1,404	ØØ
2,435	El Paso Corp., Senior Unsecured Medium-Term Notes, 8.25%, due 2/15/16	2,521	ØØ
6,695	El Paso Energy Corp., Medium-Term Notes, 7.80%, due 8/1/31	6,273	ØØ
2,835	Ferrellgas L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	2,707	ØØ
1,575	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.75%, due 6/15/12	1,575	ØØ
3,640	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	3,476
2,880	Ferrellgas Partners L.P., Senior Notes, 9.13%, due 10/1/17	3,009	ñ
1,905	MarkWest Energy Partners L.P., Guaranteed Notes, 6.88%, due 11/1/14	1,791	ñØØ
2,305	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	2,357	ØØ
15,550	Sabine Pass LNG L.P., Senior Secured Notes, 7.50%, due 11/30/16	13,140	ØØ
		38,253
Health Services (4.3%)
620	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	531
1,985	Columbia/HCA, Senior Unsecured Notes, 7.69%, due 6/15/25	1,704
1,370	Columbia/HCA, Senior Unsecured Notes, 7.05%, due 12/1/27	1,098
4,060	HCA, Inc., Secured Notes, 9.13%, due 11/15/14	4,202	ØØ
1,850	HCA, Inc., Secured Notes, 9.25%, due 11/15/16	1,933	ØØ
880	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	933	ñØØ
4,686	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 7.42%, due 12/15/09	3,444	ñµØØ
2,225	NMH Holdings, Inc., Guaranteed Notes, 11.25%, due 7/1/14	2,208
3,650	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	3,249	ØØ
2,930	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	2,798	ØØ
745	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	712	ØØ
		22,812
Machinery (0.3%)
2,035	Terex Corp., Senior Subordinated Notes, 8.00%, due 11/15/17	1,877
Media - Broadcast (4.2%)
6,770	Allbritton Communications Co., Senior Subordinated Notes, 7.75%, due 12/15/12	6,398	ØØ
3,345	LIN Television Corp., Guaranteed Notes, Ser. B, 6.50%, due 5/15/13	3,036	ØØ
3,300	Sinclair Television Group, Inc., Senior Secured Notes, 9.25%, due 11/1/17	3,250	ñ
5,048	Umbrella Acquisition, Inc., Guaranteed Notes, 9.75%, due 3/15/15	3,912	ñØØ
3,505	Univision Communications, Inc., Senior Secured Notes, 12.00%, due 7/1/14	3,790	ñ
1,855	XM Satellite Radio, Inc., Senior Secured Notes, 11.25%, due 6/15/13	1,948	ñ
		22,334
Media - Cable (2.6%)
4,735	DISH DBS Corp., Guaranteed Notes, 7.88%, due 9/1/19	4,847
3,380	GCI, Inc., Senior Notes, 8.63%, due 11/15/19	3,380	ñ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$ 3,215	UPC Holding BV, Senior Unsecured Notes, 9.88%, due 4/15/18	$ 3,400	ñØØ
1,375	Videotron Ltee, Guaranteed Senior Unsecured Notes, 6.88%, due 1/15/14	1,375	ØØ
215	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	233
485	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	525	ñØØ
		13,760
Media - Services (2.9%)
2,565	Nielsen Finance LLC, Guaranteed Notes, 11.50%, due 5/1/16	2,725
6,535	Nielsen Finance LLC, Guaranteed Notes, Step Up, 0.00%/12.50%, due 8/1/16	5,661	**
3,385	The Interpublic Group of Cos., Inc., Senior Unsecured Notes, 10.00%, due 7/15/17	3,639
1,800	WMG Acquisition Corp., Guaranteed Notes, 7.38%, due 4/15/14	1,710
1,940	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	2,071	ñØØ
		15,806
Metals/Mining Excluding Steel (1.0%)
2,385	Arch Coal, Inc., Guaranteed Notes, 8.75%, due 8/1/16	2,445	ñ
2,440	Arch Western Finance LLC., Guaranteed Notes, 6.75%, due 7/1/13	2,354	ØØ
555	Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13	548	ØØ
		5,347
Non-Food & Drug Retailers (3.0%)
4,210	Blockbuster, Inc., Guaranteed Notes, 9.00%, due 9/1/12	2,221	ØØ
6,070	Blockbuster, Inc., Senior Secured Notes, 11.75%, due 10/1/14	5,751	ñ
1,230	Macy's Retail Holdings, Inc., Guaranteed Unsecured Notes, 7.00%, due 2/15/28	1,021	ØØ
2,950	Macy's Retail Holdings, Inc., Senior Guaranteed Notes, 6.90%, due 4/1/29	2,434
815	Macy's Retail Holdings, Inc., Guaranteed Notes, 6.38%, due 3/15/37	664	ØØ
3,670	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	3,982	ñ
		16,073
Packaging (0.2%)
835	Graham Packaging Co., L.P., Guaranteed Notes, 9.88%, due 10/15/14	852	ØØ
Printing & Publishing (1.6%)
2,760	Gannett Co., Inc., Guaranteed Notes, 8.75%, due 11/15/14	2,705	ñ
1,720	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	1,677	ñ
4,510	TL Acquisitions, Inc., Senior Notes, 10.50%, due 1/15/15	4,262	ñ
		8,644
Real Estate Dev. & Mgt. (1.6%)
1,710	American Real Estate Partners L.P., Senior Unsecured Notes, 8.13%, due 6/1/12	1,710	ØØ
6,830	American Real Estate Partners L.P., Guaranteed Notes, 7.13%, due 2/15/13	6,710	ØØ
		8,420
REITs (1.1%)
2,160	HCP, Inc., Senior Unsecured Medium-Term Notes, 6.30%, due 9/15/16	2,144	ØØ
3,860	HCP, Inc., Senior Unsecured Medium-Term Notes, 6.70%, due 1/30/18	3,835	ØØ
		5,979

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Restaurants (0.2%)
$ 1,315	NPC Int'l, Inc., Guaranteed Notes, 9.50%, due 5/1/14	$ 1,299	ØØ
Software/Services (3.8%)
1,110	Ceridian Corp., Senior Unsecured Notes, 11.25%, due 11/15/15	1,068
225	Ceridian Corp., Guaranteed Notes, 12.25%, due 11/15/15	203
11,158	First Data Corp., Guaranteed Notes, 10.55%, due 9/24/15	9,986
2,025	Lender Processing Services, Inc., Guaranteed Notes, 8.13%, due 7/1/16	2,131	ØØ
2,070	Sungard Data Systems, Inc., Guaranteed Notes, 10.63%, due 5/15/15	2,230	ñØØ
4,340	Sungard Data Systems, Inc., Guaranteed Notes, 10.25%, due 8/15/15	4,476	ØØ
		20,094
Steel Producers/Products (0.9%)
4,810	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	4,377	ØØ
700	United States Steel Corp., Senior Unsecured Notes, 6.65%, due 6/1/37	572	ØØ
		4,949
Support - Services (2.8%)
1,750	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	1,776	ØØ
2,930	Cardtronics, Inc., Guaranteed Notes, Ser. B, 9.25%, due 8/15/13	2,974	ØØ
1,655	Hertz Corp., Guaranteed Notes, 10.50%, due 1/1/16	1,725	ØØ
1,365	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	1,333	ñØØ
4,211	United Rentals N.A., Inc., Guaranteed Notes, 7.75%, due 11/15/13	3,853	ÈØØ
3,235	United Rentals N.A., Inc., Guaranteed Notes, 10.88%, due 6/15/16	3,510	ñØØ
		15,171
Telecom - Integrated/Services (5.6%)
1,410	Dycom Investments, Inc., Guaranteed Notes, 8.13%, due 10/15/15	1,297	ØØ
2,066	Citizens Communications Corp., Senior Unsecured Notes, 6.25%, due 1/15/13	2,040	ØØ
5,665	Citizens Communications Corp., Senior Unsecured Notes, 9.00%, due 8/15/31	5,594	ÈØØ
4,700	Intelsat Jackson Holdings Ltd., Guaranteed Notes, 11.25%, due 6/15/16	5,006
1,655	Intelsat Jackson Holdings Ltd., Senior Notes, 8.50%, due 11/1/19	1,661	ñ
895	Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, Ser. B, 8.88%, due 1/15/15	898	ñØØ
545	Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, 8.88%, due 1/15/15	550	ØØ
1,070	Level 3 Financing, Inc., Guaranteed Notes, 12.25%, due 3/15/13	1,115
2,245	Level 3 Financing, Inc., Guaranteed Notes, 9.25%, due 11/1/14	1,998
5,780	Level 3 Financing, Inc., Guaranteed Notes, 8.75%, due 2/15/17	4,942
1,960	Qwest Corp., Senior Unsecured Notes, 8.88%, due 3/15/12	2,063	ØØ
1,085	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	1,126	ØØ
765	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	786	ØØ
920	Windstream Corp., Guaranteed Notes, 7.00%, due 3/15/19	873	ØØ
		29,949
Telecom - Wireless (6.8%)
2,000	CC Holdings GS V LLC/Crown Castle GS III Corp., Senior Secured Notes, 7.75%, due 5/1/17	2,100	ñ
2,750	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	2,743	ñ
6,405	MetroPCS Wireless, Inc., Guaranteed Notes, 9.25%, due 11/1/14	6,453	È
4,016	Nextel Communications, Inc., Guaranteed Notes, Ser. E, 6.88%, due 10/31/13	3,715	ØØ
4,000	Sprint Capital Corp., Guaranteed Notes, 6.90%, due 5/1/19	3,480	ØØ
16,710	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	12,532	ØØ
See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$ 3,440	Telesat Canada/Telesat LLC, Senior Unsecured Notes, 11.00%, due 11/1/15	$ 3,732
1,670	Telesat Canada/Telesat LLC, Senior Subordinated Notes, 12.50%, due 11/1/17	1,831
		36,586
	Total Corporate Debt Securities (Cost $436,045)	473,393
NUMBER OF SHARES
Preferred Stocks (0.0%)
Banking (0.0%)
218	GMAC, 7.00%, due 12/31/49 (Cost $43)	133	ñØØ
Short-Term Investments (8.8%)
12,894,714	Neuberger Berman Securities Lending Quality Fund, LLC	13,153	‡
34,201,747	State Street Institutional Liquid Reserves Fund Institutional Class	34,202
	Total Short-Term Investments (Cost $47,355)	47,355
	Total Investments (105.4%) (Cost $521,417)	564,653	##
	Liabilities, less cash, receivables and other assets [(5.4%)]	(28,983)
	Total Net Assets (100.0%)	$535,670

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate
Bond Fund

PRINCIPAL AMOUNT	SECURITY@@	VALUE†
(000's omitted)		(000's omitted)
Alaska (0.6%)
$ 500	Anchorage G.O., Ser. 2008-A, 5.00%, due 8/1/20	$ 547
Arizona (7.0%)
875	Northern Arizona Univ. Cert. of Participation (Research Infrastructure Proj.), Ser. 2005, (AMBAC Insured), 4.00%, due 9/1/14	904
1,500	Pima Co. Cert. of Participation, Ser. 2009, 4.00%, due 6/1/12	1,561
1,550	Salt River Proj. Agricultural Imp. & Pwr. Dist. Elec. Sys. Ref. Rev., Ser. 2002-A, 5.25%, due 1/1/18	1,648
2,220	Yuma Muni. Prop. Corp. Util. Sys Rev. Sr. Lien, Ser. 2007, (XLCA Insured), 5.00%, due 7/1/15	2,380
		6,493
California (8.9%)
1,000	California Pub. Works Board Lease Rev. Dept. of Mental Hlth. (Coalinga St. Hosp.), Ser. 2004-A, 5.50%, due 6/1/21	1,007
450	California Ind. G.O., Ser. 2009-B, 5.00%, due 7/1/20	488
2,475	California St. G.O. (Muni. Sec. Trust Receipts), Ser. 2001-SGA136, (XLCA Insured), 0.20%, due 11/2/09	2,475	µcc
1,000	Los Angeles Dept. of Wtr. & Pwr. Sys. Rev., Ser. 2009-B, 5.25%, due 7/1/23	1,103
1,500	San Diego Pub. Fac. Fin. Au. Sr. Swr. Ref. Rev., Ser. 2009-B, 5.00%, due 5/15/21	1,597
1,500	San Jose Redev. Agcy. Tax Allocation, (National Public Finance Guarantee Corp. Insured), Ser. 2005-A, 5.00%, due 8/1/19	1,532
		8,202
Colorado (1.1%)
1,000	Larimer Co. Sales & Use Tax Rev., Ser. 2000, (AMBAC Insured), 5.75%, due 12/15/15 Pre-Refunded 12/15/10	1,060	ØØ
District of Columbia (2.1%)
1,865	Dist. of Columbia Univ. Ref. Rev. (Georgetown Univ.), Ser. 2009-A, 5.00%, due 4/1/21	1,915	ß
Florida (1.1%)
1,000	Hillsborough Co. Comm. Investment Tax Rev., Ser. 2004, (AMBAC Insured), 5.00%, due 5/1/20	1,050
Illinois (3.3%)
1,000	Chicago O'Hare Int'l Arpt. Gen. Arpt. Third Lien Ref. Rev., Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/17	1,097
200	Illinois Dev. Fin. Au. Rev. (Christian Heritage Academy), Ser. 2001, (LOC: Glenview State Bank), 0.77%, due 11/2/09	200	µßo
600	Illinois Fin. Au. Rev. (Univ. of Chicago), Ser. 2007, 5.00%, due 7/1/22	660	ßØØ
1,000	Illinois St. G.O., Ser. 2001, (FGIC Insured), 5.38%, due 11/1/12 Pre-Refunded 11/1/11	1,092
		3,049
Indiana (0.4%)
400	Indiana Trans. Fin. Au. Hwy. Rev. (Muni. Sec. Trust Receipts), Ser. 2000-SGA113, (LOC: Societe Generale), 0.20%, due 11/2/09	400	µ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE†
(000's omitted)		(000's omitted)
Iowa (0.8%)
$ 700	Iowa Higher Ed. Loan Au. Rev. (Private College St. Ambrose), Ser. 2003, (LOC: Northern Trust Co.), 0.20%, due 11/2/09	$ 700	µß
Kansas (2.9%)
1,740	Kansas St. Dev. Fin. Au. Rev. (Dept. of Commerce Impact Prog.), Ser. 2009, 5.00%, due 6/1/16	1,914
750	Wichita Hosp. Rev. (Facs. Imp.), Ser. 2009-IIIA, 4.50%, due 11/15/12	793	ß
		2,707
Kentucky (0.9%)
800	Kentucky Econ. Dev. Fin. Au. Hosp. Fac. Rev. (Harrison Mem. Hosp., Inc.), Ser. 2005, (LOC: Fifth Third Bank), 0.97%, due 11/6/09	800	µß
Massachusetts (3.7%)
1,000	Massachusetts Bay Trans. Au. Sales Tax Rev., Ser. 2006-A, 5.25%, due 7/1/34	1,132
500	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Berklee College of Music), Ser. 2007-A, 5.00%, due 10/1/15	539	ß
1,225	Massachusetts St. HFA Hsg. Rev. (Single Family), Ser. 2009-144, 3.95%, due 6/1/18	1,223	Ø
500	Massachusetts St. Turnpike Au. Western Turnpike Rev., Ser. 1997-A, (National Public Finance Guarantee Corp. Insured), 5.55%, due 1/1/17	501
		3,395
Michigan (3.4%)
1,000	Kent Hosp. Fin. Au. Rev., Ref. (Spectrum Hlth. Sys.), Ser. 2008-A, 5.00%, due 1/15/47 Putable 1/15/12	1,037	µß
1,000	Michigan St. Hsg. Dev. Au., Ser. 2009-B, 3.10%, due 6/1/11	1,003
1,000	Michigan St. Trunk Line Ref. Rev., Ser. 2009, 5.00%, due 11/1/19	1,083	Ø
		3,123
Mississippi (0.6%)
500	Mississippi Dev. Bank Spec. Oblig. (Wilkinson Co. Correctional), Ser. 2008-D, 5.00%, due 8/1/15	538	ß
Missouri (1.2%)
1,040	Missouri St. Dev. Fin. Board Infrastructure Facs. Rev. Ref. Wtr Sys., Ser. 2009-E, 4.00%, due 11/1/15	1,086
Nebraska (2.0%)
1,720	Omaha Pub. Fac. Corp. Lease Rev. (Baseball Stadium Proj.), Ser. 2009, 5.00%, due 6/1/22	1,866
Nevada (0.9%)
750	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	861
New Jersey (3.5%)
1,000	New Jersey Econ. Dev. Au. St. Lease Rev. (Liberty St. Park Proj.), Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.00%, due 3/1/17	1,057	ØØ
1,000	New Jersey St. Turnpike Au. Turnpike Rev., Ser. 2009-H, 5.00%, due 1/1/20	1,068	Ø
1,000	New Jersey Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006-A, 5.25%, due 12/15/19	1,109
		3,234

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE†
(000's omitted)		(000's omitted)
New Mexico (2.3%)
$ 1,000	Albuquerque Muni. Sch. Dist. Number 012 (Sch. Bldg.) G.O., Ser. 2008-B, 4.50%, due 8/1/19	$ 1,074	ØØ
1,000	New Mexico Fin. Au. St. Trans. Rev. Sr. Lien, Ser. 2004-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 6/15/21	1,081	ØØ
		2,155
New York (17.6%)
2,000	Erie Co. IDA Sch. Fac. Rev. (City Sch. Dist. Buffalo Proj.), Ser. 2004, (FSA Insured), 5.75%, due 5/1/15	2,213
400	Long Island Pwr. Au. Elec. Sys. Rev., Ser. 2006-F, (National Public Finance Guarantee Corp. Insured), 5.00%, due 5/1/19	424
925	Nassau Co. Interim Fin. Au. (Sales Tax Secured), Ser. 2009-A, 5.00%, due 11/15/20	1,044	ØØ
2,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Rev., Ser. 2008-DD, 4.50%, due 6/15/38	1,934
1,500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mtge. United Hlth. Hosp.), Ser. 2009, (FHA Insured), 4.00%, due 8/1/14	1,578	ß
2,000	New York St. Dorm. Au. Rev., Ser. 2002-B, 5.25%, due 11/15/23 Putable 5/15/12	2,155	µ
1,500	New York St. Env. Fac. Corp. Spec. Oblig. Rev. Ref. (Riverbank St. Park), Ser. 1996, (AMBAC Insured), 6.25%, due 4/1/12	1,576
2,000	New York St. Thruway Au. Gen. Rev. BANS, Ser. 2009, 4.00%, due 7/15/11	2,098
250	New York St. Urban Dev. Corp. Ref. Rev. (Correctional Facs.), Ser. 1994-A, (FSA Insured), 5.50%, due 1/1/14	269
750	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2009-A1, 5.00%, due 12/15/19	837
130	New York Tobacco Settlement Fin. Corp. Asset-Backed Rev., Ser. 2003-A1, 5.50%, due 6/1/14	130
2,000	Port Au. New York & New Jersey (One Hundered Fifty-Third), Ser. 2008, 4.50%, due 7/15/27	2,038
		16,296
North Carolina (1.2%)
650	North Carolina St. Cap. Imp. Ltd. Oblig. (Annual Appropriation), Ser. 2009-A, 5.00%, due 5/1/19	743
295	Western Carolina Univ. Research & Dev. Corp. Cert. of Participation (Western Carolina Univ. Std. Hsg.), Ser. 2008, (Assured Guaranty Insured), 5.25%, due 6/1/20	330	ß
		1,073
North Dakota (1.1%)
1,000	North Dakota St. HFA Hsg. (Home Mtge. Fin. Prog.), Ser. 2009-A, 3.25%, due 7/1/15	996
Ohio (1.2%)
1,040	North Olmsted G.O., Ser. 1996, (AMBAC Insured), 6.20%, due 12/1/11	1,078
Oregon (1.2%)
1,000	Oregon St. Bond Bank Rev. Econ. & Comm. Dev. Dept., Ser. 2009-A, 5.00%, due 1/1/22	1,085
Pennsylvania (1.6%)
1,000	Souderton Area Sch. Dist. G.O., Ser. 2009, 5.00%, due 11/1/22	1,095
340	State Pub. Sch. Bldg. Au. College Rev. (Montgomery Co. Comm. College), Ser. 2008, (FSA Insured), 5.00%, due 5/1/21	376	ß
		1,471
Puerto Rico (1.1%)
1,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2009-A, 5.00%, due 8/1/39 Putable 8/1/11	1,036	µ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE†
(000's omitted)		(000's omitted)
South Carolina (1.8%)
$ 2,000	Piedmont Muni. Pwr. Agcy. Elec. Rev. (Cap. Appreciation), Ser. 1988-A, (AMBAC Insured), due 1/1/13	$ 1,623
Texas (19.7%)
2,150	Austin Wtr. & Wastewater Sys. Rev. Ref., Ser. 2002-A, (AMBAC Insured), 5.50%, due 11/15/15	2,484
1,000	Brazosport Independent Sch. Dist. Ref. G.O., Ser. 2005, (PSF Insured), 5.00%, due 2/15/15	1,104
1,000	Dallas Fort Worth Int'l Arpt. Rev. Ref., Ser. 2009-A, 5.00%, due 11/1/13	1,104
500	Dallas Fort Worth Int'l Arpt. Rev. Ref., Ser. 2009-A, 5.00%, due 11/1/24	519
750	Fort Bend Independent Sch. Dist. Ref. G.O. (Sch. Bldg.), Ser. 2008, (PSF Insured), 5.00%, due 8/15/21	834
1,000	Grapevine Combination Tax & Tax Increment Reinvestment Zone Rev. Cert. of Oblig. G.O., Ser. 2000, (FGIC Insured), 5.63%, due 8/15/15	1,025
1,500	Gulf Coast Waste Disposal Au. Env. Fac. Rev. (BP Prod. North America, Inc.), Ser. 2007, 2.30%, due 1/1/42 Putable 9/3/13	1,503	µß
1,000	Harris Co. Cultural Ed. Fac. Fin. Corp. Ref. Rev. (Methodist Hosp. Sys.), Ser. 2009-B1, 5.00%, due 12/1/28 Putable 6/1/12	1,074	µß
825	Houston Ref. G.O. (Pub. Imp.), Ser. 2009-A, 4.00%, due 3/1/16	875
1,000	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/24	1,214
2,500	Keller Independent Sch. Dist. G.O. (Sch. Bldg), Ser. 2007, (PSF Insured), 4.75%, due 8/15/32	2,534
450	Mesquite Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2009, 5.00%, due 8/15/17	507
590	Mesquite Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2009, 5.00%, due 8/15/18	665
1,000	San Antonio Elec. & Gas Sys. Rev. Ref., Ser. 2002, (FSA Insured), 5.38%, due 2/1/14	1,140
500	Texas Muni. Pwr. Agcy. Sub. Lien Rev., Ser. 2004-A, (AMBAC Insured), 4.00%, due 9/1/13	500
1,000	Weatherford Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2002-A, (PSF Insured), 5.00%, due 2/1/12	1,086
		18,168
Virginia (1.6%)
1,430	Prince William Co. Cert. of Participation, Ser. 2005, (AMBAC Insured), 5.00%, due 6/1/18	1,526
Washington (2.5%)
2,000	Port Tacoma Rev., Ser. 2004-A, (AMBAC Insured), 5.25%, due 12/1/29 Pre-Refunded 12/1/14	2,323
Wisconsin (1.7%)
500	Wisconsin St. G.O., Ser. 2002-C, (National Public Finance Guarantee Corp. Insured), 5.25%, due 5/1/14 Pre-Refunded 5/1/12	551
1,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Marquette Univ.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.25%, due 6/1/13	1,012	ß
		1,563
	Total Investments (99.0%) (Cost $90,875)	91,419	##
	Cash, receivables and other assets, less liabilities (1.0%)	914
	Total Net Assets (100.0%)	$92,333

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Money Fund

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
Municipal Notes (99.6%)
Arizona (0.1%)
$ 370	Maricopa Co. Ind. Dev. Au. Multi-Family Hsg. Rev. (Gran Victoria Hsg. LLC Proj.), Ser. 2000-A, (LOC: Fannie Mae), 0.24%, due 11/5/09	$ 370	µß
Arkansas (0.6%)
2,000	Arkansas St. Dev. Fin. Au. Hosp. Rev. (Washington Reg. Med. Ctr.), Ser. 2000, 7.38%, due 2/1/29 Pre-Refunded 2/1/10	2,031	ß
California (9.1%)
13,000	California HFA Rev. Home Mtge., Ser. 2005-D, 1.15%, due 11/4/09	13,000	µ
3,500	California St. G.O. (Muni. Sec. Trust Receipts), Ser. 2001-SGA136, (XLCA Insured), 0.20%, due 11/2/09	3,500	µcc
700	Contra Costa Wtr. Dist. Wtr. Rev. (Floaters), Ser. 2002-750, (FSA Insured), 0.23%, due 11/5/09	700	µy
1,300	Riverside Co. Hsg. Au. Multi-Family Hsg. Mtge. Ref. Rev. (Mountain View Apts.), Ser. 1995-A, (LOC: Redlands Federal Savings & Loan Assoc.), 0.20%, due 11/4/09	1,300	µpp
4,800	Sacramento Co. Sanitation Dist. Fin. Au. Rev. Muni. Sec. Trust Receipts, Ser. 2008-48A, (FGIC Insured), 0.23%, due 11/5/09	4,800	µcc
2,500	Sacramento Co. Sanitation Dist. Fin. Au. Rev. Muni. Sec. Trust Receipts, Ser. 2008-49A, (FGIC Insured), 0.23%, due 11/5/09	2,500	ñµcc
930	Santa Clara Co. Fin. Au. Lease Rev. (Hsg. Au. Office Proj.), Ser. 2004-A, (LOC: U.S. Bank), 0.18%, due 11/5/09	930	µ
2,100	Union City Multi-Family Rev. (Floater), Ser. 2007-122G, (LOC: Goldman Sachs), 0.18%, due 11/5/09	2,100	µ
		28,830
Colorado (2.1%)
4,905	Denver Urban Renewal Au. Tax Increment Rev. (Stapleton Sr.), Ser. 2008-A2, (LOC: U.S. Bank), 0.23%, due 11/5/09	4,905	µ
1,890	El Paso Co. Sch. Dist. Number 20 (Merlots), Ser. 2008-K06, (FSA Insured), 0.20%, due 11/4/09	1,890	µmm
		6,795
Delaware (0.1%)
450	Delaware St. Econ. Dev. Au. Multi-Family Rev. (Sch. House Proj.), Ser. 1985, (LOC: HSBC Bank N.A.), 0.40%, due 11/4/09	450	µ
Florida (4.4%)
2,920	Alachua Co. Hlth. Fac. Au. Continuing Care Rev. (Oak Hammock Univ. Proj.), Ser. 2002-A, (LOC: Bank of Scotland), 0.28%, due 11/2/09	2,920	µß
10,000	Highlands Co. Hlth. Fac. Au. Rev. (Adventist Hlth. Sys./Sunbelt, Inc.), Ser. 2009-D, (LOC: SunTrust Bank), 0.21%, due 11/5/09	10,000	µßpp
300	Jacksonville IDR (Univ. Hlth. Science Ctr.), Ser. 1989, (LOC: Bank of America), 0.30%, due 11/5/09	300	µ
660	Orange Co. Hsg. Fin. Au. Multi-Family Hsg. Rev., Ser. 2000-E, (LOC: Bank of America), 0.37%, due 11/4/09	660	µß
		13,880
Georgia (1.2%)
3,705	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2009-1037, (LOC: Branch Banking & Trust Co.), 0.36%, due 11/5/09	3,705	ñµ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
Illinois (15.6%)
$ 7,817	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-5001, (LOC: Rabobank Int'l), 0.42%, due 11/5/09	$ 7,817	ñµ
6,248	Cook Co. G.O. (Floater Cert.), Ser. 2001-458, (FGIC Insured), 0.23%, due 11/5/09	6,248	µy
11,700	Deutsche Bank Spears/Lifers Trust Var. Sts. (Chicago Illinois Board), Ser. 2007-315, (FGIC Insured), 0.20%, due 11/5/09	11,700	µq
2,835	Elgin IDR (Nelson Graphic, Inc. Proj.), Ser. 2006, (LOC: LaSalle National Bank), 0.40%, due 11/5/09	2,835	µß
1,815	Illinois Dev. Fin. Au. Ltd. Rev. (Decatur Mental Hlth. Ctr. Proj.), Ser. 1997, (LOC: National City Bank), 0.35%, due 11/5/09	1,815	µß
600	Illinois Dev. Fin. Au. Rev. (American Academy of Dermatology), Ser. 2001, (LOC: Bank One), 0.30%, due 11/5/09	600	µß
4,000	Illinois Fin. Au. Ref. Rev. (Andre's Imaging & Graphics, Inc.), Ser. 2007, (LOC: U.S. Bank), 0.40%, due 11/5/09	4,000	µß
6,745	JP Morgan Chase Trust Var. Sts. G.O. (Putters), Ser. 2008-3258, (FGIC Insured), 0.51%, due 11/5/09	6,745	ñµs
7,495	Univ. of Illinois Board of Trustees Cert. of Participation, Ser. 2008-11480, (FSA Insured), 0.24%, due 11/5/09	7,495	µk
		49,255
Indiana (2.9%)
980	Indiana Fin. Au. Hosp. Rev. (Floyd Mem. Hosp. & Hlth. Svcs.), Ser. 2008, (LOC: Branch Banking & Trust Co.), 0.20%, due 11/2/09	980	µß
1,985	Indiana Hlth. Fac. Fin. Au. Rev. (Fayette Mem. Hosp. Assoc.), Ser. 2002-A, (LOC: U.S. Bank ), 0.20%, due 11/2/09	1,985	µß
4,775	Indiana St. Fin. Au. Rev. Ed. Fac. (Lutheran Child & Family Svcs.), Ser. 2006, (LOC: National City Bank), 0.25%, due 11/5/09	4,775	µß
1,470	Indianapolis Econ. Dev. Rev. (Electrical Joint Apprenticeship Proj.), Ser. 2001, (LOC: National City Bank), 0.40%, due 11/5/09	1,470	µß
		9,210
Iowa (1.4%)
3,000	Iowa Higher Ed. Loan Au. Rev. (Private College St. Ambrose), Ser. 2003, (LOC: Northern Trust Co.), 0.20%, due 11/2/09	3,000	µß
1,500	Iowa Higher Ed. Loan Au. Rev. RANS (Private Ed.), Ser. 2009-E, (LOC: Wells Fargo Bank), 2.15%, due 5/20/10	1,508	ß
		4,508
Maine (1.3%)
4,000	Maine St. Hsg. Au. Mtge. Purp. Rev., Ser. 2006-B, (LOC: State Street Bank & Trust Co.), 0.31%, due 11/5/09	4,000	µ
Massachusetts (5.7%)
6,400	Macon Trust Var. Sts. Cert., Ser. 2007-343, (LOC: Bank of America), 0.76%, due 11/5/09	6,400	µ
5,933	Macon Trust Var. Sts. Cert., Ser. 2007-344, (LOC: Bank of America), 0.76%, due 11/5/09	5,933	µ
5,560	Massachusetts St. Dev. Fin. Agcy. Rev. (Assumption College), Ser. 2002-A, (LOC: Sovereign Bank), 0.25%, due 11/4/09	5,560	µßii
		17,893
Michigan (3.7%)
1,865	Mancelona Area Wtr. Swr. Au. Wtr. Supply Sys. Rev., Ser. 2002, (LOC: National City Bank), 0.40%, due 11/5/09	1,865	µ
6,285	Michigan St. G.O. (Putters), Ser. 1999-125, (FGIC Insured), 0.36%, due 11/5/09	6,285	µs
3,500	Michigan St. Strategic Fund Ltd. Oblig. Rev. (Kalamazoo Christian Sch. Proj.), Ser. 2003, (LOC: National City Bank), 0.25%, due 11/5/09	3,500	µß
		11,650

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
Minnesota (0.8%)
$ 1,100	Mankato Multi-Family Hsg. Rev. (Highland Hills of Mankato L.P.), Ser. 1997, (LOC: LaSalle Bank), 0.20%, due 11/2/09	$ 1,100	µß
1,400	Plymouth Multi-Family Hsg. Ref. Rev. (At the Lake Apts. Proj.), Ser. 2004, (LOC: Freddie Mac), 0.39%, due 11/5/09	1,400	µß
		2,500
Missouri (2.3%)
4,900	Kansas City Ind. Dev. Au. IDR (Century Avenue Assoc.), Ser. 1988, (LOC: Bank of America), 1.15%, due 11/2/09	4,900	µß
300	Missouri Dev. Fin. Board Cultural Fac. Rev. (Nelson Gallery Foundation), Ser. 2004-A, (LOC: JP Morgan Chase), 0.20%, due 11/2/09	300	µß
800	Missouri St. Dev. Fin. Board Infrastructure Fac. Rev. (St. Louis Convention Ctr.), Ser. 2000-C, (LOC: U.S. Bank), 0.20%, due 11/2/09	800	µ
1,320	Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Drury College), Ser. 1999, (LOC: Bank of America), 0.20%, due 11/2/09	1,320	µß
		7,320
Nevada (1.4%)
4,500	Nevada Hsg. Div. Single Family Mtge. Rev. Gtd. Mtge.-Backed Sec. Prog., Ser. 2006-A, (LOC: Government National Mortgage Association), 0.45%, due 11/5/09	4,500	µs
New Hampshire (0.6%)
2,000	Merrimack Co. G.O. TANS, Ser. 2009, 3.25%, due 12/30/09	2,001
New Jersey (2.9%)
9,095	Dexia Credit Local Cert. Trust Var. Sts., Ser. 2008-063, (FSA Insured), 0.51%, due 11/5/09	9,095	ñµp
100	New Jersey Hlth. Care Fac. Fin. Au. Rev. (Underwood Mem. Hosp.), Ser. 2008, (LOC: UBS Financial Svcs. Inc.), 0.24%, due 11/4/09	100	µß
		9,195
New Mexico (0.2%)
600	Bernalillo Co. Gross Receipts Tax Rev., Ser. 2004-B, (National Public Finance Guarantee Corp. Insured), 0.36%, due 11/5/09	600	µc
New York (12.7%)
2,000	Albany IDA Civic Fac. Rev. (The College of St. Rose), Ser. 2007-A, (National Public Finance Guarantee Corp. Insured), 0.18%, due 11/2/09	2,000	µßc
3,000	Eclipse Funding Trust (Solar Eclipse-New York St. Dorm. Au.), Ser. 2006-0148, (LOC: U.S. Bank), 0.20%, due 11/5/09	3,000	µ
1,050	Forest City New Rochelle Rev. Cert. Trust (Beneficial Owner), Ser. 2003, (LOC: Wachovia Bank), 0.56%, due 11/5/09	1,050	µß
2,995	Liberty Dev. Corp. Rev. (Floater), Ser. 2006-41TP, (LOC: Wells Fargo & Co.), 0.24%, due 11/5/09	2,995	µ
5,025	Monroe Co. IDA Rev. (Rochester Institute Proj.), Ser. 1999-A, (LOC: First Union National Bank), 0.18%, due 11/4/09	5,025	µß
3,000	Nassau Co. IDA Rev. (Floater), Ser. 2007-75G, (LOC: Goldman Sachs), 0.22%, due 11/5/09	3,000	µ
3,800	New York City Transitional Fin. Au. Rev., Ser. 1998-C, (LOC: Bayerische Landesbank), 0.24%, due 11/2/09	3,800	µ
6,200	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Ser. 2001-B, (LOC: Landesbank Baden-Wurttemberg), 0.20%, due 11/2/09	6,200	µ
500	New York City Transitional Fin. Au. Rev. (NYC Recovery Bonds), Ser. 2002-3F, (LOC: Royal Bank of Canada), 0.20%, due 11/2/09	500	µ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)
$ 3,500	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2008, (SONYMA Insured), 0.20%, due 11/5/09	$ 3,500	ñµk
9,000	Port Au. New York & New Jersey (Floater), Ser. 2007-111TP, (CIFG Insured), 0.27%, due 11/5/09	9,000	µjj
		40,070
North Carolina (3.6%)
3,740	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-1021, (LOC: Branch Banking & Trust Co.), 0.33%, due 11/5/09	3,740	µ
7,785	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-1027, (LOC: Branch Banking & Trust Co.), 0.33%, due 11/5/09	7,785	µ
		11,525
Ohio (5.2%)
1,485	Franklin Co. Hlth. Care Fac. Rev., Ser.1999, (LOC: National City Bank), 0.35%, due 11/5/09	1,485	µß
3,175	Franklin Co. Multi-Family Hsg. Rev. (Comm. Hsg. Network), Ser.1997, (LOC: National City Bank), 0.25%, due 11/5/09	3,175	µß
3,315	Hamilton Co. Econ. Dev. Rev. (Cincinnati Symphony Orchestra), Ser. 2007, (LOC: National City Bank), 0.25%, due 11/5/09	3,315	µß
3,000	Ohio St. Air Quality Dev. Au. Rev. (Ohio Valley Elec. Corp.), Ser. 2009-A, (LOC: Bank of Nova Scotia), 0.20%, due 11/5/09	3,000	µß
2,000	Ohio St. G.O. (Infrastructure Imp.), Ser. 2003-B, 0.24%, due 11/4/09	2,000	µ
3,325	Summit Co. Port Au. Port Fac. Rev. (Barberton YMCA Proj.), Ser. 2007, (LOC: National City Bank), 0.25%, due 11/4/09	3,325	µß
		16,300
Pennsylvania (3.5%)
3,000	Philadelphia Sch. Dist. G.O. Ref., Ser. 2009-C (LOC: TD Bank N.A.), 0.20%, due 11/5/09	3,000	µ
8,000	RBC Muni. Prods., Inc. Trust Var. Sts. (Floaters) (Berks Co. Muni. Au.), Ser. 2008-C13, (LOC: Royal Bank of Canada), 0.28%, due 11/5/09	8,000	ñµ
		11,000
Puerto Rico (3.8%)
2,020	Puerto Rico Commonwealth Hwy. & Trans. Au. Hwy. Rev. (Floaters), Ser. 2008-008, (FSA Insured), 0.51%, due 11/5/09	2,020	µp
10,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2009, (LOC: Citibank, N.A.), 0.21%, due 11/5/09	10,000	ñµ
		12,020
Tennessee (2.7%)
4,935	Blount Co. Pub. Bldg. Au. (Local Gov't Pub. Imp.), Ser. 2008-E5A, (LOC: Branch Banking & Trust Co.), 0.26%, due 11/4/09	4,935	µ
300	Franklin Co. Hlth. & Ed. Fac. Board Rev. (Univ. of the South Proj.), Ser. 1990, 0.50%, due 11/1/09	300	µß
600	Sevier Co. Pub. Bldg. Au. (Local Gov't Pub. Imp.), Ser. 2008-A1, (LOC: KBC Bank), 0.21%, due 11/2/09	600	µ
2,660	Shelby Co. Hlth. Ed. & Hsg. Fac. Board Multi-Family Hsg. Rev. (Flag Manor), Ser. 1995, (LOC: U.S. Bank), 0.34%, due 11/5/09	2,660	µ
		8,495
Texas (5.3%)
1,450	Deutsche Bank Spears/Lifers Trust Var. Sts., Ser. 2007-292, (LOC: Deutsche Bank), 0.20%, due 11/5/09	1,450	µ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
$ 4,390	Houston Wtr. & Swr. Sys. Rev., Ser. 2008-055, (FSA Insured), 0.51%, due 12/1/32 Putable 11/6/2009	$ 4,390	µp
1,100	Keller Independent Sch. Dist. G.O. (Muni. Sec. Trust Receipts), Ser. 2000-SGA111, (PSF Insured), 0.20%, due 11/2/09	1,100	µcc
9,875	Tarrant Co. Cultural Ed. Fac. Fin. Corp. Rev. (Floaters), Ser. 2007-1760, (LOC: Morgan Stanley), 0.23%, due 11/5/09	9,875	µ
		16,815
Utah (1.9%)
5,865	Utah Trans. Au. Sales Tax Rev. (Putters), Ser. 2008-2943, (MBIA Insured), 0.31%, due 11/5/09	5,865	µs
Vermont (0.7%)
2,350	Winooski Spec. Oblig. Ref., Ser. 2006-A, (LOC: TD Bank N.A.), 0.21%, due 11/2/09	2,350	µ
Washington (1.0%)
3,000	Everett Pub. Fac. Dist. Proj. Rev., Ser. 2007, (LOC: Dexia Credit Locale de France), 0.65%, due 11/2/09	3,000	µ
200	Washington St. Hsg. Fin. Commission Non-Profit Rev. (Tacoma Art Museum Proj.), Ser. 2002, (LOC: Northern Trust Co.), 0.20%, due 11/2/09	200	µß
		3,200
West Virginia (0.6%)
1,755	Cabell Co. Bldg. Commission Rev. (Pressley Ridge Sch. Proj.), Ser. 2002, (LOC: National City Bank), 0.40%, due 11/5/09	1,755	µß
Wisconsin (2.2%)
5,800	Wisconsin Hsg. & Econ. Dev. Au. Home Ownership Rev., Ser. 2004-A, (LOC: Westdeutsche Landesbank Girozentrale), 0.60%, due 11/4/09	5,800	µ
1,098	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Floater), Ser. 2007-2187, (LOC: Morgan Stanley), 0.33%, due 11/5/09	1,098	µ
100	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Goodwill Ind. North Central Wisconsin, Inc.), Ser. 2005, (LOC: Wells Fargo Bank), 0.22%, due 11/5/09	100	µß
		6,998
	Total Investments (99.6%)	315,086
	Cash, receivables and other assets, less liabilities (0.4%)	1,377
	Total Net Assets (100.0%)	$316,463

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman New York Municipal
Money Fund

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
New York (88.1%)
$980	Albany IDA Civic Fac. Rev. (Albany Med. Ctr. Hosp. Proj.), Ser. 2007-A, (LOC: Bank of America), 0.23%, due 11/5/09	$980	µß
5,540	Albany IDA Civic Fac. Rev. (Research Foundation of the St. Univ. of New York Proj.), Ser. 2002-A, 0.46%, due 11/5/09	5,540	µß
6,450	Austin Trust Var. Sts., Ser. 2008-3508, (FSA Insured), 0.31%, due 11/5/09	6,450	µc
5,000	Eclipse Funding Trust (Solar Eclipse-New York St. Dorm. Au.), Ser. 2006-0148, (LOC: U.S. Bank), 0.20%, due 11/5/09	5,000	µ
5,000	Erie Co. Fiscal Stability Au. BANS, Ser. 2009-A, 2.00%, due 5/19/10	5,029
15,180	Forest City New Rochelle Rev. Cert. Trust (Beneficial Owner), Ser. 2003, (LOC: Wachovia Bank), 0.56%, due 11/5/09	15,180	µß
9,795	Hempstead Town IDA Civic Fac. Rev. (Hebrew Academy), Ser. 2006, (LOC: Sovereign Bank), 0.19%, due 11/5/09	9,795	µßii
4,400	JP Morgan Chase Trust Var. Sts. (Putters), Ser. 2008-3195Z, (LOC: JP Morgan Chase), 0.20%, due 11/2/09	4,400	ñµ
2,000	JP Morgan Chase Trust Var. Sts. (Putters), Ser. 2009-3561, (LOC: JP Morgan Chase), 0.20%, due 11/5/09	2,000	ñµ
3,085	Liberty Dev. Corp. Rev. (Floater), Ser. 2006-41TP, (LOC: Wells Fargo Bank), 0.24%, due 11/5/09	3,085	µ
8,100	Long Island Pwr. Au. Elec. Sys. Rev., Ser. 1998-2A, (LOC: Westdeutsche Landesbank Girozentrale), 0.24%, due 11/4/09	8,100	µ
450	Metro. Trans. Au. Dedicated Tax Fund, Ser. 2002-B, (FSA Insured), 0.30%, due 11/5/09	450	µp
6,000	Metro. Trans. Au. Rev., Ser. 2005-E2, (LOC: Fortis Bank), 0.18%, due 11/5/09	6,000	µ
2,365	Nassau Co. IDA Civic Fac. Rev. (North Shore Hebrew Academy Proj.), Ser. 2005, (LOC: Sovereign Bank), 0.31%, due 11/5/09	2,365	µßii
15,000	Nassau Co. IDA Rev. (Floater), Ser. 2007-75G, (LOC: Goldman Sachs), 0.22%, due 11/5/09	15,000	µ
600	New York City Hsg. Dev. Corp. Multi-Family Mtge. Rev. (The Crest), Ser. 2005-A, (LOC: Landesbank Hessen-Thueringen Girozentrale), 0.22%, due 11/4/09	600	µß
1,100	New York City Hsg. Dev. Corp. Rev. (Floaters), Ser. 2008-2899, (LOC: Morgan Stanley), 0.21%, due 11/5/09	1,100	µ
345	New York City IDA Civic Fac. Rev. (Brooklyn United Methodist Proj.), Ser. 2000, (LOC: TD Bank N.A.), 0.21%, due 11/5/09	345	µß
3,300	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-B, (LOC: TD Bank N.A.), 0.18%, due 11/5/09	3,300	µß
100	New York City IDA Civic Fac. Rev. (United Jewish Appeal Federation), Ser. 2004-B, 0.20%, due 11/4/09	100	µß
12,000	New York City Muni. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Fiscal 2008), Ser. 2007-BB4, (LOC: Fortis Bank), 0.20%, due 11/5/09	12,000	µ
3,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Resolution Rev. Bonds), Ser. 2006-CC2, (LOC: Bank of Nova Scotia), 0.20%, due 11/2/09	3,000	µ
100	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Ser. 1998-A2, (LOC: Bank of Nova Scotia), 0.20%, due 11/4/09	100	µ
2,350	New York City Trust for Cultural Res. Ref. Rev. (American Museum of Natural History), Ser. 2008-A2, (LOC: Bank of America), 0.18%, due 11/2/09	2,350	µß
200	New York City Trust for Cultural Res. Rev. (Alvin Ailey Dance Foundation), Ser. 2003, (LOC: Citibank, N.A.), 0.22%, due 11/4/09	200	µß
12,000	New York Convention Ctr. Dev. Corp. Rev. (Floaters), Ser. 2008-2364, (BHAC/AMBAC Insured), 0.19%, due 11/5/09	12,000	µy
1,050	New York G.O., Ser. 1993-A4, (LOC: Landesbank Baden-Wurttemberg), 0.21%, due 11/2/09	1,050	µ
500	New York G.O., Ser. 1995-F3, (LOC: Morgan Guaranty Trust), 0.22%, due 11/4/09	500	µ
200	New York G.O., Ser. 2003-A2, (LOC: Bank of America), 0.23%, due 11/4/09	200	µ
1,700	New York St. Dorm. Au. Rev. (Oxford Univ. Press, Inc.), Ser. 1996, (LOC: Landesbank Hessen-Thueringen Girozentrale), 0.20%, due 11/4/09	1,700	µß
4,940	New York St. Dorm. Au. Rev. Non St. Supported Debt (Catholic Hlth. Sys.), Ser. 2008, (LOC: HSBC Bank N.A.), 0.20%, due 11/5/09	4,940	µß
1,200	New York St. Dorm. Au. Rev. Non St. Supported Debt (Cornell Univ.), Ser. 2008-C, (LOC: Bank of America), 0.20%, due 11/2/09	1,200	µß
1,925	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2006, (LOC: TD Bank N.A.), 0.20%, due 11/5/09	1,925	µß
3,230	New York St. Dorm. Au. Rev. Non St. Supported Debt (Long Island Univ.), Ser. 2006-A2, (LOC: Citizens Bank), 0.20%, due 11/5/09	3,230	µpp
3,765	New York St. Dorm. Au. Rev. Non St. Supported Debt (Long Island Univ.), Ser. 2006-A2, (LOC: Citizens Bank), 0.20%, due 11/5/09	3,765	µpp
4,500	New York St. Dorm. Au. Rev. Non St. Supported Debt (New York Law Sch.), Ser. 2009, (LOC: TD Bank N.A.), 0.18%, due 11/5/09	4,500	µß

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
$6,720	New York St. Dorm. Au. Rev. Non St. Supported Debt (Samaritan Med. Ctr.), Ser. 2009-B, (LOC: HSBC Bank N.A.), 0.25%, due 11/5/09	$6,720	µß
4,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Wagner College), Ser. 2009, (LOC: TD Bank N.A.), 0.19%, due 11/4/09	4,000	µß
15,950	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2008, (FHA Insured), 0.20%, due 11/5/09	15,950	ñµk
1,000	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2008, (LOC: Citibank, N.A.), 0.20%, due 11/5/09	1,000	µ
8,030	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2008, (SONYMA Insured), 0.20%, due 11/5/09	8,030	ñµk
5,000	New York St. Dorm. Au. Rev. St. Supported Debt (City Univ. Sys. Cons. Fifth Gen. Resolution), Ser. 2008-D, (LOC: TD Bank N.A.), 0.18%, due 11/5/09	5,000	µß
5,000	New York St. HFA Rev. (100 Maiden Lane), Ser. 2004-A, (LOC: Fannie Mae), 0.18%, due 11/4/09	5,000	µß
6,800	New York St. HFA Rev. (600 West 42nd Street), Ser. 2009-A, (LOC: Bank of New York), 0.22%, due 11/4/09	6,800	µ
2,000	New York St. HFA Rev. (Weyant Green Apts.), Ser. 2007-A, (LOC: Fannie Mae), 0.20%, due 11/4/09	2,000	µß
400	New York St. HFA Svc. Contract Ref. Rev., Ser. 2003-B, (LOC: BNP Paribas), 0.20%, due 11/4/09	400	µ
11,600	New York St. Local Gov't Assist. Corp., Ser. 1995-E, (LOC: Landesbank Hessen-Thueringen Girozentrale), 0.18%, due 11/4/09	11,600	µ
4,500	New York St. Thruway Au. Gen. Rev. (Floaters), Ser. 2006-1427, (FSA Insured), 0.21%, due 11/5/09	4,500	ñµy
7,740	New York St. Urban Dev. Corp. Rev., Ser. 2003-163, (FGIC/TCRS Insured), 0.24%, due 11/5/09	7,740	µcc
770	New York St. Urban Dev. Corp. Rev. (Putters), Ser. 2007-2283, (National Public Finance Guarantee Corp. Insured), 0.29%, due 11/5/09	770	µs
3,000	New York St. Urban Dev. Corp. Rev. (State Fac.), Ser. 2004-A3A, (LOC: Dexia Credit Locale de France), 0.31%, due 11/5/09	3,000	µ
9,790	Port Au. New York & New Jersey (Floater), Ser. 2007-111TP, (CIFG Insured), 0.27%, due 11/5/09	9,790	µjj
500	Rensselaer Co. IDA Sr. Hsg. Rev. (Brunswick Sr. Hsg. Proj.), Ser. 1999-A, (LOC: Troy Savings Bank), 0.30%, due 11/2/09	500	µßpp
620	Rockland Co. IDA Rev. (Shock-Tech, Inc. Proj.), Ser. 1998, (LOC: JP Morgan Chase), 0.55%, due 11/4/09	620	µß
3,375	Rotterdam IDA IDR Ref. (Rotterdam Ind. Park Proj.), Ser. 1993-A, (LOC: Bank of America), 0.19%, due 11/4/09	3,375	µ
8,000	Sales Tax Asset Receivable Corp. (Floaters), Ser. 2008-2901, (LOC: Morgan Stanley), 0.21%, due 11/5/09	8,000	µ
3,080	Sales Tax Asset Receivable Corp. (Putters), Ser. 2004-599, (National Public Finance Guarantee Corp. Insured), 0.29%, due 11/5/09	3,080	µs
620	St. Lawrence Co. IDA Civic Fac. Rev. (United Helper's Independent Living Corp.), Ser. 1998, (LOC: Fleet National Bank), 0.19%, due 11/4/09	620	µß
2,390	Triborough Bridge & Tunnel Au. Rev. (Convention Ctr. Proj.), Ser. 1990-E, 7.25%, due 1/1/10	2,414
3,830	Triborough Bridge & Tunnel Au. Rev. (Muni. Sec. Trust Receipts), Ser. 2008-A, (FGIC/TCRS Insured), 0.24%, due 11/5/09	3,830	µcc
7,940	Ulster Co. IDA Civic Fac. Rev. (Kingston Reg. Senior Living Corp.), Ser. 2007-C, (LOC: Sovereign Bank), 0.25%, due 11/5/09	7,940	µßii
14,884	Westchester Co. IDA Rev. (Floater), Ser. 2007-103G, (LOC: Goldman Sachs), 0.22%, due 11/5/09	14,884	µ
		285,042
Puerto Rico (11.4%)
13,150	Austin Trust Var. Sts. Cert., Ser. 2008-355, (LOC: Bank of America), 0.66%, due 11/5/09	13,150	µ
700	Puerto Rico Commonwealth Hwy. & Trans. Au. Hwy. Rev. (Floaters), Ser. 2008-007, (FSA Insured), 0.51%, due 11/5/09	700	µp
4,630	Puerto Rico Commonwealth Hwy. & Trans. Au. Hwy. Rev. (Floaters), Ser. 2008-008, (FSA Insured), 0.51%, due 11/5/09	4,630	µp
625	Puerto Rico Commonwealth Hwy. & Trans. Au. Hwy. Rev. (Floaters), Ser. 2008-019, (FSA Insured), 0.51%, due 11/5/09	625	µp
1,000	Puerto Rico Commonwealth Hwy. & Trans. Au. Trans. Rev., Ser. 1998-A, (LOC: Scotiabank), 0.32%, due 11/4/09	1,000	µ
1,800	Puerto Rico Commonwealth Hwy. & Trans. Au. Trans. Rev. (Putters), Ser. 2002-246, (FSA Insured), 1.16%, due 11/5/09	1,800	ñµs
14,870	Puerto Rico Elec. Pwr. Au. Pwr. Rev. (Floater), Ser. 2008-013, (FSA Insured), 0.51%, due 11/5/09	14,870	µp
		36,775
	Total Investments (99.5%)	321,817
	Cash, receivables and other assets, less liabilities (0.5%)	1,589
	Total Net Assets (100.0%)	$323,406

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (27.9%)
$9,050	U.S. Treasury Notes, 4.75%, due 3/31/11	$9,585
5,700	U.S. Treasury Notes, 1.00%, due 9/30/11	5,716
1,550	U.S. Treasury Notes, 3.88%, due 10/31/12	1,663
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $16,870)	16,964
Mortgage-Backed Securities (40.3%)
Adjustable Alt-A Mixed Balance (1.9%)
1,781	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 5.60%, due 11/2/09	1,176	µØØ
Adjustable Alt-B Mixed Balance (1.0%)
819	Lehman XS Trust, Floating Rate, Ser. 2005-1, Class 2A1, 1.74%, due 11/2/09	600	µ
Adjustable Conforming Balance (1.8%)
1,831	Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1, 5.37%, due 11/2/09	1,058	µ
Adjustable Jumbo Balance (3.1%)
799	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.32%, due 11/2/09	593	µ
1,500	Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-AR16, Class 4A2, 4.99%, due 11/2/09	1,300	µØØ
		1,893
Adjustable Mixed Balance (7.9%)
863	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB3, Class 1A1A, 4.44%, due 11/2/09	420	µ
1,455	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 3.58%, due 11/2/09	1,279	µØØ
1,864	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 5.45%, due 11/2/09	1,656	µ
1,804	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 5.56%, due 11/2/09	1,338	µ
237	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.39%, due 11/2/09	113	µ
		4,806
Commercial Mortgage-Backed (14.1%)
599	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C6, Class A1, 4.94%, due 12/15/40	603	ØØ
739	GE Capital Commercial Mortgage Corp., Ser. 2002-2A, Class A2, 4.97%, due 8/11/36	768	ØØ
1,775	GE Capital Commercial Mortgage Corp., Ser. 2005-C3, Class A2, 4.85%, due 7/10/45	1,786
343	GMAC Commercial Mortgage Securities, Inc., Ser. 2006-C1, Class A1, 4.98%, due 11/10/45	348
1,411	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A1, 5.83%, due 11/2/09	1,437	µØØ
51	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2004-C2, Class A1, 4.28%, due 5/15/41	51	ØØ
2,343	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP5, Class A1, 5.04%, due 12/15/44	2,359	ØØ
1,207	LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A1, 5.48%, due 3/15/32	1,229	ØØ
		8,581
Mortgage-Backed Non-Agency (4.8%)
842	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	803	ñØØ
1,896	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	1,789	ñØØ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$379	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	$342	ñ
413	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.70%, due 1/13/10	0	ñµ
		2,934
Fannie Mae (1.7%)
926	Whole Loan, Ser. 2004-W8, Class PT, 10.53%, due 11/2/09	1,009	µØØ
Freddie Mac (3.9%)
9	ARM Certificates, 3.25%, due 11/2/09	9	µ
1,235	Pass-Through Certificates, 8.00%, due 11/1/26	1,407	ØØ
858	Pass-Through Certificates, 8.50%, due 10/1/30	983	ØØ
		2,399
Government National Mortgage Association (0.1%)
19	Pass-Through Certificates, 7.00%, due 4/15/11	19	ØØ
0	Pass-Through Certificates, 7.50%, due 5/15/10 – 8/15/10	0
8	Pass-Through Certificates, 12.00%, due 12/15/12 & 3/15/14	10
		29
	Total Mortgage-Backed Securities (Cost $28,035)	24,485
Corporate Debt Securities (22.2%)
Banks (9.8%)
1,000	Bank of America Corp., Junior Subordinated Unsecured Notes, 7.80%, due 2/15/10	1,017	ØØ
300	Bank of America Corp., Senior Unsecured Notes, 6.25%, due 4/15/12	324
1,175	Citigroup, Inc., Senior Unsecured Notes, 5.13%, due 2/14/11	1,215
1,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 5.30%, due 2/14/12	1,064
1,050	Morgan Stanley, Senior Unsecured Notes, 4.00%, due 1/15/10	1,056	ØØ
1,275	Wells Fargo & Co., Guaranteed FDIC Floating Rate Notes, 0.52%, due 12/15/09	1,283	µØØ
		5,959
Beverages (1.0%)
575	Anheuser-Busch Cos., Inc., Senior Unsecured Notes, 4.95%, due 1/15/14	597
Diversified Financial Services (7.6%)
725	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	778
750	Bear Stearns Cos. LLC, Senior Unsecured Notes, 5.35%, due 2/1/12	800
325	Bear Stearns Cos. LLC, Senior Unsecured Medium-Term Notes, Ser. B, 6.95%, due 8/10/12	365
1,325	Citigroup Funding, Inc., Guaranteed FDIC Floating Rate Notes, Ser. 1, 0.58%, due 12/30/09	1,336	µØØ
1,100	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, Ser. A, 4.25%, due 9/13/10	1,134	ØØ
175	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 5.00%, due 4/10/12	185
		4,598
Media (1.0%)
600	Time Warner Cable, Inc., Guaranteed Notes, 5.40%, due 7/2/12	641
Office/Business Equipment (0.8%)
450	Xerox Corp., Senior Unsecured Notes, 5.50%, due 5/15/12	474
Oil & Gas (0.7%)
425	XTO Energy, Inc., Senior Unsecured Notes, 5.90%, due 8/1/12	459

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Pharmaceuticals (1.3%)
$735	Pfizer, Inc., Senior Unsecured Notes, 4.45%, due 3/15/12	$780
	Total Corporate Debt Securities (Cost $13,384)	13,508
Asset-Backed Securities (9.3%)
949	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 0.37%, due 11/25/09	477	µØØ
400	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 0.39%, due 11/25/09	243	µØØ
400	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE9, Class 1A2, 0.39%, due 11/25/09	161	µ
660	Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class A3, 0.42%, due 11/25/09	565	µ
850	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 0.50%, due 11/25/09	271	µ
800	Chase Issuance Trust, Ser. 2009-A5, Class A5, 1.05%, due 11/16/09	803	µØØ
545	Countrywide Asset-Backed Certificates Trust, Ser. 2006-3, Class 2A2, 0.42%, due 11/25/09	437	µ
319	Countrywide Asset-Backed Certificates Trust, Ser. 2006-5, Class 2A2, 0.42%, due 11/25/09	211	µ
568	Countrywide Asset-Backed Certificates Trust, Ser. 2006-6, Class 2A2, 0.42%, due 11/25/09	423	µ
202	DaimlerChrysler Auto Trust, Ser. 2008-B, Class A2B, 1.17%, due 11/9/09	203	µ
279	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 0.33%, due 11/25/09	121	µ
546	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 0.47%, due 11/25/09	308	µ
350	Securitized Asset Backed Receivables LLC Trust, Ser. 2006-WM4, Class A2C, 0.40%, due 11/25/09	130	µ
1,100	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 0.41%, due 11/25/09	737	µØØ
588	Structured Asset Investment Loan Trust, Ser. 2006-3, Class A4, 0.33%, due 11/25/09	566	µØØ
	Total Asset-Backed Securities (Cost $8,673)	5,656
NUMBER OF SHARES
Short-Term Investments (0.9%)
545,956	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $546)	546
	Total Investments (100.6%) (Cost $67,508)	61,159	##
	Liabilities, less cash, receivables and other assets [(0.6%)]	(372)
	Total Net Assets (100.0%)	$60,787

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Bank Loan Obligations (2.0%)
Airlines (0.3%)
$470	United Airlines, Inc., Term Loan B, 2.48%, due 2/1/14	$367	[b]
Automotive (0.1%)
179	Ford Motor Co., Term Loan B1, 5.24%, due 12/16/13	159
Electric (0.5%)
429	First Data Corp., Term Loan B3, 3.03%, due 9/24/14	368
355	First Data Corp., Term Loan B2, 3.03%, due 9/24/14	304
		672
Electric - Generation (0.8%)
1,230	Texas Competitive Electric Holdings Co. LLC, Term Loan DD, 3.28%, due 10/10/14	950
Media - Cable (0.3%)
403	Cequel Communications LLC, Term Loan B, 6.28%, due 5/5/14	399
	Total Bank Loan Obligations (Cost $2,424)	2,547
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (15.6%)
5,000	U.S. Treasury Bills, 0.10%, due 3/25/10	4,998
140	U.S. Treasury Bonds, 8.13%, due 8/15/19	195	ØØ
13,267	U.S. Treasury Inflation Index Notes, 2.38%, due 4/15/11 & 1/15/17	14,301	ØØ
750	U.S. Treasury Notes, 2.38%, due 9/30/14	753
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $19,779)	20,247
U.S. Government Agency Securities (1.9%)
2,500	Freddie Mac, Discount Notes, 0.03%, due 1/20/10 (Cost $2,499)	2,500
Mortgage-Backed Securities (27.7%)
Adjustable Rate Mortgages (2.9%)
300	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 6.00%, due 11/2/09	248	µØØ
600	CWCapital Cobalt Ltd., Ser. 2007-C3, Class A4, 6.02%, due 11/2/09	533	µØØ
700	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 6.00%, due 11/2/09	588	µØØ
1,200	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB19, Class A4, 5.94%, due 11/2/09	1,095	µØØ
290	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 6.01%, due 11/2/09	267	µØØ
400	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A4, 6.07%, due 11/2/09	391	µ
700	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.81%, due 11/2/09	589	µ
		3,711
Commercial Mortgage-Backed (7.1%)(000's omitted)
839	Banc of America Commercial Mortgage, Inc., Ser. 2006-3, Class A4, 5.89%, due 7/10/44	770
730	Banc of America Commercial Mortgage, Inc., Ser. 2006-4, Class A4, 5.63%, due 7/10/46	721

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$700	Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Class A4, 5.41%, due 9/10/47	$669
550	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	511
250	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A4, 5.32%, due 12/11/49	224	ØØ
800	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	698
400	Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class A3, 5.31%, due 12/15/39	346	ØØ
335	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	299
500	GS Mortgage Securities Corp. II, Ser. 2005-GG4, Class A3, 4.61%, due 7/10/39	499	ØØ
700	GS Mortgage Securities Corp. II, Ser. 2005-GG4, Class A4, 4.76%, due 7/10/39	651	ØØ
250	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class ASB, 5.51%, due 12/12/44	258	ØØ
500	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP9, Class A3, 5.34%, due 5/15/47	450
800	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB18, Class A4, 5.44%, due 6/12/47	728	ØØ
250	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A4, 5.79%, due 2/12/51	227	ØØ
915	LB-UBS Commercial Mortgage Trust, Ser. 2007-C6, Class A4, 5.86%, due 7/15/40	786	ØØ
900	Morgan Stanley Capital I, Ser. 2007-IQ16, Class A4, 5.81%, due 12/12/49	813	ØØ
400	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C19, Class A5, 4.66%, due 5/15/44	404
250	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C31, Class A4, 5.51%, due 4/15/47	203	ØØ
		9,257
Fannie Mae (14.6%)
12	Pass-Through Certificates, 7.00%, due 7/1/29	13	ØØ
4	Pass-Through Certificates, 6.50%, due 9/1/32	4	ØØ
3	Pass-Through Certificates, 7.50%, due 12/1/32	3	ØØ
8,928	Pass-Through Certificates, 5.50%, due 7/1/33 – 1/1/39	9,410	ØØ
459	Pass-Through Certificates, 5.00%, due 8/1/33 – 5/1/37	476	ØØ
779	Pass-Through Certificates, 6.00%, due 9/1/33 & 7/1/38	829	ØØ
2,250	Pass-Through Certificates, 6.00%, TBA, 30 Year Maturity	2,390	Ø
5,600	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	5,894	Ø
		19,019
Freddie Mac (3.1%)
3	Pass-Through Certificates, 6.50%, due 3/1/16	3	ØØ
39	Pass-Through Certificates, 6.00%, due 4/1/17 – 12/1/33	43	ØØ
1,359	Pass-Through Certificates, 5.50%, due 9/1/17 – 11/1/38	1,435	ØØ
2,387	Pass-Through Certificates, 5.00%, due 5/1/18 – 8/1/39	2,477	ØØ
11	Pass-Through Certificates, 4.50%, due 8/1/18	12	ØØ
4	Pass-Through Certificates, 7.00%, due 6/1/32	4	ØØ
		3,974
Government National Mortgage Association (0.0%)
5	Pass-Through Certificates, 6.50%, due 7/15/32	5	ØØ
4	Pass-Through Certificates, 7.00%, due 8/15/32	4	ØØ
		9
	Total Mortgage-Backed Securities (Cost $33,688)	35,970

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Corporate Debt Securities (48.0%)
Aerospace/Defense (0.1%)
$95	Boeing Co., Senior Unsecured Notes, 6.00%, due 3/15/19	$105	ØØ
Airlines (1.8%)
200	American Airlines, Inc., Pass-Through Certificates, Ser. 2009-1A, 10.38%, due 7/2/19	218
100	American Airlines, Inc., Senior Secured Notes, 10.50%, due 10/15/12	102	ñ
305	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 5.98%, due 4/19/22	296	ØØ
470	Continental Airlines, Inc., Pass-Through Certificates, Ser. A, 7.25%, due 11/10/19	475	Ø
150	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2001-1, Class B, 7.71%, due 9/18/11	144
438	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.82%, due 8/10/22	404	ØØ
440	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	449	ñ
273	United Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.64%, due 7/2/22	240	ØØ
		2,328
Automotive (1.5%)
330	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 7.00%, due 10/1/13	313
725	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 12.00%, due 5/15/15	817
125	Goodyear Tire & Rubber Co., Senior Unsecured Notes, 10.50%, due 5/15/16	135	ØØ
235	Navistar Int'l Corp., Senior Notes, 8.25%, due 11/1/21	229
425	Volvo Treasury AB, Notes, 5.95%, due 4/1/15	432	ñ
		1,926
Banking (8.0%)
370	American Express Co., Senior Unsecured Notes, 8.13%, due 5/20/19	443	ØØ
650	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	698	ØØ
290	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. D, 5.13%, due 8/25/14	305
635	Bank of America Corp., Senior Unsecured Medium-Term Notes, Ser. L, 7.38%, due 5/15/14	711	ØØ
370	Bank of America Corp., Senior Unsecured Medium-Term Notes, Ser. L, 5.65%, due 5/1/18	374
810	Bank of America Corp., Unsecured Notes, 6.50%, due 8/1/16	867
360	Barclays Bank PLC, Senior Unsecured Notes, 5.00%, due 9/22/16	368
400	Citigroup, Inc., Senior Unsecured Notes, 6.13%, due 11/21/17	408
735	Citigroup, Inc., Senior Unsecured Notes, 6.88%, due 3/5/38	764
630	Citigroup, Inc., Unsecured Notes, 8.50%, due 5/22/19	736	ØØ
420	Deutsche Bank AG, Senior Unsecured Notes, 3.88%, due 8/18/14	428
285	Goldman Sachs Group, Inc., Medium-Term Notes, 6.00%, due 5/1/14	313	ØØ
360	Goldman Sachs Group, Inc., Senior Medium-Term Notes, 3.63%, due 8/1/12	371
100	Goldman Sachs Group, Inc., Senior Unsecured Notes, 5.15%, due 1/15/14	106	ØØ
990	Goldman Sachs Group, Inc., Subordinated Notes, 6.75%, due 10/1/37	1,043	ØØ
500	JP Morgan Chase & Co., Senior Unsecured Notes, 3.70%, due 1/20/15	502
50	JP Morgan Chase Capital XV, Guaranteed Notes, 5.88%, due 3/15/35	44	ØØ
225	Lloyds Banking Group PLC, Junior Subordinated Notes, 6.27%, due 11/14/16	146	ñ
235	Merrill Lynch & Co., Senior Unsecured Medium-Term Notes, Ser. C, 5.45%, due 2/5/13	246	ØØ
75	Merrill Lynch & Co., Subordinated Notes, 6.11%, due 1/29/37	71	ØØ
830	Morgan Stanley, Senior Unsecured Medium-Term Notes, Ser. F, 5.63%, due 9/23/19	835
250	Morgan Stanley, Subordinated Notes, 4.75%, due 4/1/14	251	ØØ
380	Royal Bank of Scotland PLC, Guaranteed Medium-Term Notes, 4.88%, due 8/25/14	387	ñ
		10,417
Building Materials (0.5%)
30	Associated Materials LLC, Senior Secured Notes, 9.88%, due 11/15/16	31	ñØ
365	Holcim US Finance Sarl & Cie SCS, Guaranteed Notes, 6.00%, due 12/30/19	376	ñ
180	Ply Gem Industries, Inc., Senior Secured Notes, 11.75%, due 6/15/13	169

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$95	USG Corp., Guaranteed Notes, 9.75%, due 8/1/14	$100	ñ
		676
Chemicals (1.5%)
405	Huntsman Int'l LLC, Guaranteed Notes, 5.50%, due 6/30/16	351	ñ
300	Nalco Co., Senior Notes, 8.25%, due 5/15/17	315	ñ
325	The Dow Chemical Co., Senior Unsecured Notes, 5.90%, due 2/15/15	336
840	The Dow Chemical Co., Senior Unsecured Notes, 8.55%, due 5/15/19	959	ØØ
		1,961
Construction Machinery (0.5%)
230	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 7.15%, due 2/15/19	270	ØØ
175	United Rentals N.A., Inc., Guaranteed Notes, 7.75%, due 11/15/13	160
150	United Rentals N.A., Inc., Guaranteed Notes, 10.88%, due 6/15/16	163	ñ
		593
Consumer Cyclical Services (0.3%)
275	Dycom Investments, Inc., Guaranteed Notes, 8.13%, due 10/15/15	253
100	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	89
		342
Distributors (0.6%)
200	AmeriGas Partners L.P., Senior Unsecured Notes, 7.13%, due 5/20/16	195
440	Ferrellgas Partners L.P., Senior Notes, 9.13%, due 10/1/17	460	ñ
200	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	191
		846
Diversified Manufacturing (1.0%)
500	Ingersoll-Rand Global Holding Co. Ltd., Guaranteed Notes, 6.00%, due 8/15/13	543	ØØ
525	Roper Industries, Inc., Senior Unsecured Notes, 6.25%, due 9/1/19	551
190	Tyco Int'l Finance SA, Guaranteed Notes, 4.13%, due 10/15/14	194
		1,288
Electric (2.1%)
400	Dominion Resources, Inc., Senior Unsecured Notes, 5.20%, due 8/15/19	414
390	Duke Energy Corp., Senior Unsecured Notes, 6.30%, due 2/1/14	431	ØØ
565	Dynegy-Roseton/Danskammer, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	537
200	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	141
215	Exelon Generation Co. LLC, Senior Unsecured Notes, 6.25%, due 10/1/39	224
220	FirstEnergy Solutions Corp., Guaranteed Notes, 4.80%, due 2/15/15	225	ñ
210	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16	209
200	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 1/15/17	198	ØØ
365	Oncor Electric Delivery Co., Senior Secured Notes, 6.38%, due 5/1/12	397	ØØ
		2,776
Entertainment (0.8%)
630	Time Warner, Inc., Guaranteed Unsecured Notes, 6.88%, due 5/1/12	693	ØØ
285	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	304	ñØØ
		997

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Environmental (0.2%)
$280	Republic Services, Inc., Guaranteed Notes, 5.50%, due 9/15/19	$289	ñ
Financial Other (0.4%)
475	American Real Estate Partners L.P., Guaranteed Notes, 7.13%, due 2/15/13	467	ØØ
Food & Beverage (1.7%)
1,245	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 5.38%, due 1/15/20	1,266	ñ
150	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	150
315	Kraft Foods, Inc., Senior Unsecured Notes, 6.75%, due 2/19/14	351	ØØ
440	Mead Johnson Nutrition Co., Senior Unsecured Notes, 3.50%, due 11/1/14	442	ñØ
		2,209
Gaming (1.1%)
205	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	221	ñ
175	Harrah's Operating Co., Inc., Guaranteed Notes, 10.75%, due 2/1/16	134
295	MGM Mirage, Inc., Senior Secured Notes, 11.13%, due 11/15/17	324	ñØØ
200	Peninsula Gaming LLC, Senior Secured Notes, 8.38%, due 8/15/15	199	ñ
200	Pinnacle Entertainment, Inc., Senior Notes, 8.63%, due 8/1/17	199	ñ
300	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	311	ñ
		1,388
Health Care (1.4%)
90	CareFusion Corp., Senior Unsecured Notes, 6.38%, due 8/1/19	97	ñ
675	Express Scripts, Inc., Guaranteed Notes, 5.25%, due 6/15/12	719	ØØ
200	HCA, Inc., Secured Notes, 9.13%, due 11/15/14	207
50	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	53	ñØØ
120	LVB Acquisition, Inc., Guaranteed Notes, 10.00%, due 10/15/17	130
300	NMH Holdings, Inc., Guaranteed Notes, 11.25%, due 7/1/14	297
280	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	269
		1,772
Home Construction (0.2%)
215	Standard Pacific Escrow LLC, Senior Secured Notes, 10.75%, due 9/15/16	211	ñ
Independent (1.7%)
920	Anadarko Petroleum Corp., Senior Unsecured Notes, 5.95%, due 9/15/16	987	ØØ
325	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	352
295	Chesapeake Energy Corp., Guaranteed Notes, 7.25%, due 12/15/18	285	ØØ
230	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	222
340	Devon Energy Corp., Senior Notes, 5.63%, due 1/15/14	369	ØØ
		2,215
Integrated (0.5%)
205	ConocoPhillips, Guaranteed Notes, 5.75%, due 2/1/19	224	ØØ
235	ConocoPhillips, Guaranteed Notes, 6.00%, due 1/15/20	259	ØØ
115	Suncor Energy, Inc., Senior Unsecured Notes, 6.10%, due 6/1/18	123
		606

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Life (0.3%)
$390	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 5.38%, due 3/15/17	$366
Lodging (0.1%)
85	Host Hotels & Resorts L.P., Guaranteed Notes, 7.13%, due 11/1/13	85
Media - Cable (1.7%)
200	CSC Holdings, Inc., Senior Unsecured Notes, 8.63%, due 2/15/19	214	ñØØ
405	DirecTV Holdings LLC, Guaranteed Notes, 4.75%, due 10/1/14	413	ñ
345	DISH DBS Corp., Guaranteed Notes, 7.88%, due 9/1/19	353
380	Time Warner Cable, Inc., Guaranteed Notes, 6.75%, due 7/1/18	418	ØØ
245	Time Warner Cable, Inc., Guaranteed Notes, 8.25%, due 4/1/19	295	ØØ
150	UPC Holding BV, Senior Unsecured Notes, 9.88%, due 4/15/18	159	ñ
300	Videotron Ltee, Guaranteed Senior Unsecured Notes, 6.88%, due 1/15/14	300
		2,152
Media Noncable (2.1%)
50	Gannett Co., Inc., Guaranteed Notes, 8.75%, due 11/15/14	49	ñ
100	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	98	ñ
225	Intelsat Subsidiary Holding Co., Ltd., Guaranteed Notes, 8.50%, due 1/15/13	226
305	Intelsat Subsidiary Holding Co., Ltd., Guaranteed Notes, 8.88%, due 1/15/15	308
115	Lamar Media Corp., Guaranteed Notes, 9.75%, due 4/1/14	126
330	LIN Television Corp., Guaranteed Notes, Ser. B, 6.50%, due 5/15/13	299
260	News America, Inc., Guaranteed Notes, 6.90%, due 8/15/39	276	ñ
295	News America, Inc., Guaranteed Notes, 6.90%, due 3/1/19	331
85	Nielsen Finance LLC, Guaranteed Notes, 11.50%, due 5/1/16	90
185	Sinclair Television Group, Inc., Senior Secured Notes, 9.25%, due 11/1/17	182	ñ
210	Telesat Canada/Telesat LLC, Senior Unsecured Notes, 11.00%, due 11/1/15	228
150	The Interpublic Group of Cos., Inc., Senior Unsecured Notes, 10.00%, due 7/15/17	161
285	Univision Communications, Inc., Senior Secured Notes, 12.00%, due 7/1/14	308	ñ
		2,682
Metals & Mining (1.0%)
685	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	676	ØØ
190	ArcelorMittal, Senior Unsecured Notes, 9.85%, due 6/1/19	224	ØØ
115	Arch Coal, Inc., Guaranteed Notes, 8.75%, due 8/1/16	118	ñ
255	Arch Western Finance LLC, Guaranteed Notes, 6.75%, due 7/1/13	246	ØØ
		1,264
Non Captive Consumer (0.8%)
110	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. H, 5.38%, due 10/1/12	85
450	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. I, 5.85%, due 6/1/13	337
575	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. I, 5.40%, due 12/1/15	396
290	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. J, 6.90%, due 12/15/17	202
		1,020
Non Captive Diversified (1.7%)
200	CIT Group, Inc., Senior Unsecured Medium-Term Notes, 5.13%, due 9/30/14	131	ØØ
670	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 5.88%, due 1/14/38	640	ØØ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$150	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, Ser. A, 5.25%, due 10/19/12	$161	ØØ
450	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	493	ØØ
75	GMAC LLC, Guaranteed Notes, 6.88%, due 9/15/11	72	ñ
445	GMAC LLC, Guaranteed Notes, 6.75%, due 12/1/14	404	ñ
290	GMAC LLC, Guaranteed Notes, 8.00%, due 11/1/31	248	ñ
		2,149
Oil & Gas (0.2%)
325	Petrobras Int'l Finance Co., Guaranteed Notes, 5.75%, due 1/20/20	324
Packaging (0.4%)
150	Ball Corp., Guaranteed Notes, 7.13%, due 9/1/16	154
300	Bemis Co., Inc., Senior Unsecured Notes, 6.80%, due 8/1/19	336
60	Graham Packaging Co., L.P., Guaranteed Notes, 9.88%, due 10/15/14	61
		551
Paper (0.3%)
50	Georgia-Pacific LLC, Guaranteed Notes, 7.00%, due 1/15/15	50	ñ
150	Georgia-Pacific LLC, Guaranteed Notes, 8.25%, due 5/1/16	159	ñØØ
230	PE Paper Escrow GmbH, Senior Secured Notes, 12.00%, due 8/1/14	252	ñ
		461
Pharmaceuticals (0.5%)
245	Roche Holdings, Inc., Guaranteed Notes, 6.00%, due 3/1/19	273	ñØØ
385	Watson Pharmaceuticals, Inc., Senior Unsecured Notes, 5.00%, due 8/15/14	395
		668
Pipelines (3.9%)
300	DCP Midstream LLC, Senior Unsecured Notes, 9.75%, due 3/15/19	358	ñØØ
370	El Paso Corp., Medium-Term Notes, 7.80%, due 8/1/31	347
200	El Paso Corp., Senior Unsecured Medium-Term Notes, 8.25%, due 2/15/16	207
285	Enterprise Products Operating LLC, Guaranteed Notes, 6.13%, due 10/15/39	286
365	Enterprise Products Operating LLC, Guaranteed Notes, Ser. G, 5.60%, due 10/15/14	391	ØØ
340	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 5.95%, due 2/15/18	357	ØØ
270	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 6.50%, due 9/1/39	275
300	Kinder Morgan Finance Co., Guaranteed Notes, 5.70%, due 1/5/16	285
150	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	153
365	Midcontinent Express Pipeline LLC, Senior Unsecured Notes, 6.70%, due 9/15/19	369	ñ
475	NGPL Pipeco LLC, Senior Unsecured Notes, 6.51%, due 12/15/12	519	ñØØ
170	Plains All American Pipeline L.P., Guaranteed Notes, 4.25%, due 9/1/12	175
300	Regency Energy Partners L.P., Guaranteed Notes, 8.38%, due 12/15/13	308
620	Sabine Pass LNG L.P., Senior Secured Notes, 7.50%, due 11/30/16	524
210	Williams Cos., Inc., Senior Unsecured Notes, 8.75%, due 1/15/20	241
290	Williams Partners L.P., Senior Unsecured Notes, 7.25%, due 2/1/17	288
		5,083
REITs (0.5%)
300	HCP, Inc., Senior Unsecured Medium-Term Notes, 6.70%, due 1/30/18	298
380	WEA Finance LLC, Guaranteed Notes, 7.50%, due 6/2/14	414	ñØØ
		712

See Notes to Schedule of Investments                                          57

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Refining (0.4%)
$605	Valero Energy Corp., Guaranteed Notes, 6.63%, due 6/15/37	$555
Retailers (1.1%)
495	Blockbuster, Inc., Senior Secured Notes, 11.75%, due 10/1/14	469	ñ
160	CVS Caremark Corp., Senior Unsecured Notes, 6.25%, due 6/1/27	166
330	Macy's Retail Holdings, Inc., Guaranteed Unsecured Notes, 7.00%, due 2/15/28	274
165	Macy's Retail Holdings, Inc., Senior Guaranteed Notes, 6.90%, due 4/1/29	136
150	Rite Aid Corp., Senior Secured Notes, 9.75%, due 6/12/16	162
80	Rite Aid Corp., Senior Secured Notes, 10.25%, due 10/15/19	80	ñ
120	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	130	ñ
		1,417
Supermarkets (0.6%)
365	Delhaize Group, Guaranteed Notes, 5.88%, due 2/1/14	393	ØØ
150	Ingles Markets, Inc., Senior Unsecured Notes, 8.88%, due 5/15/17	154
275	Safeway, Inc., Senior Unsecured Notes, 5.00%, due 8/15/19	279
		826
Technology (1.3%)
505	Analog Devices, Inc., Senior Unsecured Notes, 5.00%, due 7/1/14	531
340	Lender Processing Services, Inc., Guaranteed Notes, 8.13%, due 7/1/16	358
435	SunGard Data Systems, Inc., Guaranteed Notes, 10.63%, due 5/15/15	468	ñ
315	Xerox Corp., Senior Unsecured Notes, 5.50%, due 5/15/12	332	ØØ
		1,689
Tobacco (0.9%)
270	Altria Group, Inc., Guaranteed Notes, 9.70%, due 11/10/18	332	ØØ
125	Altria Group, Inc., Guaranteed Notes, 9.95%, due 11/10/38	163	ØØ
595	Lorillard Tobacco Co., Senior Unsecured Notes, 8.13%, due 6/23/19	662
		1,157
Transportation Services (0.3%)
385	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	372	ñØØ
Wireless (1.6%)
350	CC Holdings GS V LLC/Crown Castle GS III Corp., Senior Secured Notes, 7.75%, due 5/1/17	367	ñ
200	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	200	ñØØ
330	MetroPCS Wireless, Inc., Guaranteed Notes, 9.25%, due 11/1/14	332
300	Nextel Communications, Inc., Guaranteed Notes, Ser. E, 6.88%, due 10/31/13	278
980	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	735
250	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	215	ØØ
		2,127
Wirelines (2.4%)
750	AT&T, Inc., Senior Unsecured Notes, 4.85%, due 2/15/14	801
240	Citizens Communications Corp., Senior Unsecured Notes, 6.25%, due 1/15/13	237
175	Citizens Communications Corp., Senior Unsecured Notes, 9.00%, due 8/15/31	173
185	GCI, Inc., Senior Notes, 8.63%, due 11/15/19	185	ñ
650	Qwest Corp., Senior Unsecured Notes, 8.88%, due 3/15/12	684	ØØ
150	Qwest Corp., Senior Unsecured Notes, 8.38%, due 5/1/16	155	ñØØ
See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
$360	Telecom Italia Capital SA, Guaranteed Unsecured Notes, 4.95%, due 9/30/14	$374
295	Verizon Communications, Inc., Senior Unsecured Notes, 6.35%, due 4/1/19	327	ØØ
225	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	231	ØØ
		3,167
	Total Corporate Debt Securities (Cost $58,546)	62,239
Asset-Backed Securities (0.3%)
455	GSAMP Trust, Ser. 2006-HE5, Class A2B, 0.34%, due 11/25/09 (Cost $373)	375	µ
Government Securities (2.9%)
Sovereign (2.9%)
435	Bolivarian Republic of Venezuela, Senior Unsecured Notes, 9.00%, due 5/7/23	307
315	Federative Republic of Brazil, Senior Unsecured Notes, 8.88%, due 10/14/19	401
100	KazMunaiGaz Finance Sub BV, Guaranteed Medium-Term Notes, 9.13%, due 7/2/18	110
165	Lebanese Republic, Senior Unsubordinated Notes, 8.25%, due 4/12/21	181
285	Majapahit Holding BV, Guaranteed Notes, 7.88%, due 6/29/37	270
260	Pemex Project Funding Master Trust, Guaranteed Notes, 5.75%, due 3/1/18	257
620	Republic of Argentina, Unsubordinated Notes, Step-Up, 1.33%/5.25%, due 12/31/38	220	[d]
85	Republic of Bulgaria, Unsubordinated Notes, 8.25%, due 1/15/15	99
150	Republic of Colombia, Senior Unsecured Notes, 8.13%, due 5/21/24	178
100	Republic of Ecuador, Notes, 9.38%, due 12/15/15	93
60	Republic of El Salvador, Unsecured Notes, 7.65%, due 6/15/35	60
125	Republic of Panama, Senior Unsecured Notes, 6.70%, due 1/26/36	131
235	Republic of Peru, Senior Unsecured Notes, 6.55%, due 3/14/37	244
155	Republic of Philippines, Unsubordinated Notes, 9.88%, due 1/15/19	200
170	Republic of South Africa, Senior Unsecured Notes, 6.88%, due 5/27/19	190
235	Republic of Turkey, Unsecured Notes, 8.00%, due 2/14/34	267
115	Republic of Uruguay, Unsecured Notes, 8.00%, due 11/18/22	130
225	RSHB Capital SA, Senior Secured Notes, 6.30%, due 5/15/17	219
215	Russian Federation Bond, Senior Unsecured Notes, 7.50%, due 3/31/30	240
	Total Government Securities (Cost $3,900)	3,797
NUMBER OF SHARES
Short-Term Investments (5.2%)
6,772,498	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $6,772)	6,772
	Total Investments (103.6%) (Cost $127,981)	134,447	##
	Liabilities, less cash, receivables and other assets [(3.6%)]	(4,704)
	Total Net Assets (100.0%)	$129,743

See Notes to Schedule of Investments

Notes to Schedule of Investments

†  The value of investments in debt securities by Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), and Neuberger Berman Strategic Income Fund ("Strategic Income") (each a "Bond Fund" or "Fund") and financial futures contracts by Core Bond, Short Duration and Strategic Income is determined by Neuberger Berman Management LLC ("Management") primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, each Bond Fund seeks to obtain quotations from principal market makers. The value of investments in equity securities by each Bond Fund is determined by Management primarily by obtaining valuations from an independent pricing service based on the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Bond Funds at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. In addition, for both debt and equity securities Management has developed a process to periodically review information provided by independent pricing services. For both debt and equity securities, if such quotations are not readily available, securities are valued using methods the Board of Trustees of Neuberger Berman Income Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Bond Funds' foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Bond Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Bond Funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost, which, when combined with interest earned, is expected to approximate market value.

††  Investment securities of Neuberger Berman Municipal Money Fund ("Municipal Money"), and Neuberger Berman New York Municipal Money Fund ("New York Municipal Money") (each a "Fund") are valued at amortized cost, which approximates U.S. federal income tax cost.

  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), formerly known as Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements, investments held by a fund are carried at "fair value" as defined by ASC 820. Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market are considered in determining the value of the Funds' investments, some of which are discussed above. Significant management judgement may be necessary to estimate fair value in accordance with ASC 820.

  In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The following is a summary, by category of Level, of inputs used to value the Funds' investments as of October 31, 2009:

Asset Valuation Inputs Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3§	Total
Core Bond
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$18,962	$—	$18,962
U.S. Government Agency Securities	—	8,499	—	8,499
Mortgage-Backed Securities
Adjustable Rate Mortgages	—	6,931	0	6,931
Fannie Mae	—	32,378	—	32,378
Freddie Mac	—	5,692	—	5,692
Total Mortgage-Backed Securities	—	45,001	0	45,001
Corporate Debt Securities
Bank	—	8,323	—	8,323
Finance	—	6,171	—	6,171
Industrial	—	17,268	1,255	18,523
REITs	—	494	—	494
Telecommunications	—	1,771	—	1,771
Utility—Electric	—	517	—	517
Total Corporate Debt Securities	—	34,544	1,255	35,799
Asset-Backed Securities	—	11,038	23	11,061
Short-Term Investments	—	4,971	—	4,971
Total Investments	—	123,015	1,278	124,293

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3§	Total
High Income
Investments:
Bank Loan Obligations
Airlines	$—	$11,683	$—	$11,683
Automotive	—	4,844	—	4,844
Electric—Generation	—	18,241	—	18,241
Media—Cable	—	5,124	—	5,124
Software/Services	—	2,546	—	2,546
Support—Services	—	1,334	—	1,334
Total Bank Loan Obligations	—	43,772	—	43,772
Corporate Debt Securities
Airlines	—	7,328	6,931	14,259
Auto Loans	—	17,015	—	17,015
Auto Parts & Equipment	—	6,064	—	6,064
Automotive	—	3,786	—	3,786
Banking	—	26,433	—	26,433
Beverage	—	1,343	—	1,343
Building & Construction	—	1,343	—	1,343
Building Materials	—	11,211	—	11,211
Chemicals	—	14,279	—	14,279
Consumer/Commercial/Lease Financing	—	20,202	—	20,202
Diversified Capital Goods	—	2,240	—	2,240
Electric—Generation	—	27,685	1,010	28,695
Electric—Integrated	—	1,189	—	1,189
Electronics	—	3,801	—	3,801
Energy—Exploration & Production	—	9,530	—	9,530
Food & Drug Retailers	—	7,284	—	7,284
Forestry/Paper	—	4,687	—	4,687
Gaming	—	31,827	—	31,827
Gas Distribution	—	38,253	—	38,253
Health Services	—	22,812	—	22,812
Machinery	—	1,877	—	1,877
Media—Broadcast	—	22,334	—	22,334
Media—Cable	—	13,760	—	13,760
Media—Services	—	15,806	—	15,806

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3§	Total
Metals/Mining Excluding Steel	$—	$5,347	$—	$5,347
Non-Food & Drug Retailers	—	16,073	—	16,073
Packaging	—	852	—	852
Printing & Publishing	—	8,644	—	8,644
Real Estate Dev. & Mgt.	—	8,420	—	8,420
REITs	—	5,979	—	5,979
Restaurants	—	1,299	—	1,299
Software/Services	—	20,094	—	20,094
Steel Producers/Products	—	4,949	—	4,949
Support—Services	—	15,171	—	15,171
Telecom—Integrated/Services	—	29,949	—	29,949
Telecom—Wireless	—	36,586	—	36,586
Total Corporate Debt Securities	—	465,452	7,941	473,393
Preferred Stocks
Banking	—	133	—	133
Short-Term Investments	—	47,355	—	47,355
Total Investments	—	556,712	7,941	564,653
Municipal Intermediate Bond
Investments:
Municipal Debt Securities^	—	91,419	—	91,419
Total Investments	—	91,419	—	91,419
Municipal Money
Investments:
Municipal Notes^	—	315,086	—	315,086
Total Investments	—	315,086	—	315,086
New York Municipal Money
Investments:
Municipal Notes^	—	321,817	—	321,817
Total Investments	—	321,817	—	321,817
Short Duration
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	16,964	—	16,964
Mortgage-Backed Securities^	—	24,485	0	24,485
Corporate Debt Securities^	—	13,508	—	13,508
Asset-Backed Securities	—	5,656	—	5,656
Short-Term Investments	—	546	—	546
Total Investments	—	61,159	0	61,159

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3§	Total
Strategic Income
Investments:
Bank Loan Obligations
Airlines	$—	$367	$—	$367
Automotive	—	159	—	159
Electric	—	672	—	672
Electric—Generation	—	950	—	950
Media—Cable	—	399	—	399
Total Bank Loan Obligations	—	2,547	—	2,547
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	20,247	—	20,247
U.S. Government Agency Securities	—	2,500	—	2,500
Mortgage-Backed Securities
Adjustable Rate Mortgages	—	3,711	—	3,711
Commercial Mortgage-Backed	—	9,257	—	9,257
Fannie Mae	—	19,019	—	19,019
Freddie Mac	—	3,974	—	3,974
Government National Mortgage Association	—	9	—	9
Total Mortgage-Backed Securities	—	35,970	—	35,970
Corporate Debt Securities
Aerospace/Defense	—	105	—	105
Airlines	—	769	1,559	2,328
Automotive	—	1,926	—	1,926
Banking	—	10,417	—	10,417
Building Materials	—	676	—	676
Chemicals	—	1,961	—	1,961
Construction Machinery	—	593	—	593
Consumer Cyclical Services	—	342	—	342
Distributors	—	846	—	846
Diversified Manufacturing	—	1,288	—	1,288
Electric	—	2,776	—	2,776
Entertainment	—	997	—	997
Environmental	—	289	—	289
Financial Other	—	467	—	467
Food & Beverage	—	1,767	442	2,209
Gaming	—	1,388	—	1,388
Health Care	—	1,772	—	1,772
Home Construction	—	211	—	211

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3§	Total
Independent	$—	$2,215	$—	$2,215
Integrated	—	606	—	606
Life	—	366	—	366
Lodging	—	85	—	85
Media—Cable	—	2,152	—	2,152
Media Noncable	—	2,682	—	2,682
Metals & Mining	—	1,264	—	1,264
Non Captive Consumer	—	1,020	—	1,020
Non Captive Diversified	—	2,149	—	2,149
Oil & Gas	—	324	—	324
Packaging	—	551	—	551
Paper	—	461	—	461
Pharmaceuticals	—	668	—	668
Pipelines	—	5,083	—	5,083
REITs	—	712	—	712
Refining	—	555	—	555
Retailers	—	1,417	—	1,417
Supermarkets	—	826	—	826
Technology	—	1,689	—	1,689
Tobacco	—	1,157	—	1,157
Transportation Services	—	372	—	372
Wireless	—	2,127	—	2,127
Wirelines	—	3,167	—	3,167
Total Corporate Debt Securities	—	60,238	2,001	62,239
Asset-Backed Securities	—	375	—	375
Government Securities	—	3,797	—	3,797
Short-Term Investments	—	6,772	—	6,772
Total Investments	—	132,446	2,001	134,447

^  The Schedule of Investments provides information on the industry or state categorization for the portfolio.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Neuberger Berman (000's omitted)	Beginning balance, as of 11/1/08	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Net transfers in and/or out of Level 3	Balance, as of 10/31/09	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/09
Investments in Securities:
Core Bond
Mortgage-Backed Securities
Adjustable Rate Mortgages	$293	$—	$(27)	$(266)	$—	$0	$(6)
Corporate Debt Securities
Industrial	350	—	181	394	330	1,255	146
Asset-Backed Securities	85	—	(66)	4	—	23	(66)
Total	728	—	88	132	330	1,278	74
High Income
Corporate Debt Securities
Airlines	—	—	1,552	5,379	—	6,931	1,306
Electric—Generation	1,598	—	123	(711)	—	1,010	165
Total	1,598	—	1,675	4,668	—	7,941	1,471
Short Duration
Asset-Backed Securities	3	—	(2)	(1)	—	—	—
Mortgage-Backed Securities	4	—	(4)	—	—	0	(4)
Total	7	—	(6)	(1)	—	0	(4)
Strategic Income
Corporate Debt Securities
Airlines	30	1	245	1,273	10	1,559	216
Food & Beverage	—	—	4	438	—	442	4
Total	30	1	249	1,711	10	2,001	220

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs

  The following is a summary, by category of Level, of inputs used to value the Funds' derivatives as of October 31, 2009:

Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3	Total
Short Duration
Futures Contracts	$15	$—	$—	$15
Liability Valuation Inputs

  The following is a summary, by category of Level, of inputs used to value the Funds' derivatives as of October 31, 2009:

Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3	Total
Core Bond
Futures Contracts	$(14)	$—	$—	$(14)
Strategic Income
Futures Contracts	(24)	—	—	(24)

##  At October 31, 2009, selected Fund information on a U.S. federal income tax basis was as follows:

Neuberger Berman (000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond	$125,183	$3,831	$4,721	$(890)
High Income	522,618	44,530	2,495	42,035
Municipal Intermediate Bond	90,874	999	454	545
Short Duration	67,782	363	6,986	(6,623)
Strategic Income	128,054	6,572	179	6,393

@@  Municipal securities held by Municipal Money and New York Municipal Money are within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the Fund's investment manager to be of comparable quality. Municipal securities held by Municipal Intermediate Bond are within the four highest rating categories assigned by a NRSRO or, where not rated, are determined by the Fund's investment manager to be of comparable quality. Approximately 55%, 95%, and 98% of the municipal securities held by Municipal Intermediate Bond, Municipal Money, and New York Municipal Money, respectively, have credit enhancement features backing them, which the Funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the Fund. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the Funds the right to sell back the issue on the date specified.

‡  Managed by an affiliate of Management and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At October 31, 2009, these securities amounted to approximately $7,565,000 or 7.3% of net assets for Core Bond, approximately $139,350,000 or 26.0% of net assets for High Income, approximately $51,362,000 or 16.2% of net assets for Municipal Money, approximately $36,680,000 or 11.3% of net assets for New York Municipal Money, approximately $2,934,000 or 4.8% of net assets for Short Duration, and approximately $14,814,000 or 11.4% of net assets for Strategic Income.

ß  Security is guaranteed by the corporate or non-profit obligor.

Ø  All or a portion of this security was purchased on a when-issued basis. At October 31, 2009, these securities amounted to $21,259,000 for Core Bond, $3,374,000 for Municipal Intermediate Bond and $9,232,000 for Strategic Income, respectively.

b  All or a portion of this security was purchased on a delayed delivery basis. As of October 31, 2009, the value of High Income's unfunded loan commitments were approximately $4,251,000 pursuant to the following loan agreements:

Borrower	Principal Amount	Value
Ford Motor Co., Term Loan B1, 5.24%, due 12/16/13	$2,331,000	$2,071,000
United Airlines, Inc., Term Loan B, 2.48%, due 2/1/14	2,790,000	2,180,000

  All or a portion of this security was purchased on a delayed delivery basis. As of October 31, 2009, the value of Strategic Income's unfunded loan commitment was approximately $441,000 pursuant to the following loan agreement:

Borrower	Principal Amount	Value
United Airlines, Inc., Term Loan B, 2.48%, due 2/1/14	$565,000	$441,000

ØØ  All or a portion of this security is segregated in connection with obligations for when-issued purchase commitments and/or financial futures contracts and/or delayed delivery purchase commitments.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2009.

**  Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

^^  Value of the security was determined using methods the Board has approved on the belief they reflect fair value.

a  Security is in default.

c  Security is subject to a guarantee provided by Bank of America, backing 100% of the total principal.

d  Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

k  Security is subject to a guarantee provided by Citibank, N.A., backing 100% of the total principal.

o  Security is subject to a guarantee provided by Fifth Third Bank, backing 100% of the total principal.

p  Security is subject to a guarantee provided by Dexia Credit Locale de France, backing 100% of the total principal.

q  Security is subject to a guarantee provided by Deutsche Bank, backing 100% of the total principal.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

s  Security is subject to a guarantee provided by JP Morgan Chase, backing 100% of the total principal.

y  Security is subject to a guarantee provided by Morgan Stanley, backing 100% of the total principal.

cc  Security is subject to a guarantee provided by Societe Generale, backing 100% of the total principal.

ii  Security is subject to a guarantee provided by Banco Santander, backing 100% of the total principal.

jj  Security is subject to a guarantee provided by Wells Fargo Bank, backing 100% of the total principal.

mm  Security is subject to a guarantee provided by Wachovia Bank, backing 100% of the total principal.

pp  Security is subject to a guarantee provided by Federal Home Loan Bank, backing 100% of the total principal.

See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman Income Funds
(000's omitted except per share amounts)

	CORE BOND FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND	MUNICIPAL MONEY FUND
	October 31, 2009	October 31, 2009	October 31, 2009	October 31, 2009
Assets
Investments in securities, at value *† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$123,191	$551,500	$91,419	$315,086
Affiliated issuers	1,102	13,153	—	—
	124,293	564,653	91,419	315,086
Cash	—	886	69	479
Deposits with brokers for futures contracts	200	—	—	—
Dividends and interest receivable	785	12,685	1,246	520
Receivable for securities sold	954	13,076	4,716	475
Receivable for variation margin (Note A)	—	—	—	—
Receivable for Fund shares sold	187	1,512	97	3
Receivable from administrator—net (Note B)	—	—	15	65
Receivable due from broker	—	—	—	—
Receivable for securities lending income—net (Note A)	—	15	—	—
Prepaid expenses and other assets	4	17	2	18
Total Assets	126,423	592,844	97,564	316,646
Liabilities
Distributions payable	92	621	111	—
Due to custodian	1	—	—	—
Payable for collateral on securities loaned (Note A)	1,091	13,079	—	—
Payable for securities purchased	21,577	29,943	4,954	—
Payable for Fund shares redeemed	77	13,065	68	—
Payable to investment manager—net (Notes A & B)	—	212	19	72
Payable to administrator—net (Note B)	6	49	—	—
Payable for variation margin (Note A)	14	—	—	—
Accrued expenses and other payables	86	205	79	111
Total Liabilities	22,944	57,174	5,231	183
Net Assets at value	$103,479	$535,670	$92,333	$316,463
Net Assets consist of:
Paid-in capital	$103,918	$529,855	$92,125	$316,405
Undistributed net investment income (loss)	—	3,029	—	18
Accumulated net realized gains (losses) on investments	462	(40,450)	(336)	40
Net unrealized appreciation (depreciation) in value of investments	(901)	43,236	544	—
Net Assets at value	$103,479	$535,670	$92,333	$316,463
Net Assets
Investor Class	$24,974	$422,222	$92,333	$316,463
Institutional Class	59,142	86,553	—	—
Trust Class	—	—	—	—
Class A	18,531	24,259	—	—
Class C	832	2,556	—	—
Class R3	—	80	—	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	2,452	48,750	8,229	316,479
Institutional Class	5,795	9,976	—	—
Trust Class	—	—	—	—
Class A	1,821	2,800	—	—
Class C	82	295	—	—
Class R3	—	9	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$10.19	$8.66	$11.22	$1.00
Institutional Class	10.21	8.68	—	—
Trust Class	—	—	—	—
Class R3	—	8.67	—	—
Net Asset Value and redemption price per share
Class A	10.18	8.66	—	—
Offering Price per share
Class A‡	10.63	9.04	—	—
Net Asset Value and offering price per share
Class C^	10.18	8.67	—	—
† Securities on loan, at value:
Unaffiliated issuers	$1,047	$12,829	$—	$—
* Cost of Investments:
Unaffiliated issuers	$124,089	$508,264	$90,875	$315,086
Affiliated issuers	1,091	13,153	—	—
Total cost of investments	$125,180	$521,417	$90,875	$315,086

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	NEW YORK MUNICIPAL MONEY FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	October 31, 2009	October 31, 2009	October 31, 2009
Assets
Investments in securities, at value *† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$321,817	$61,159	$134,447
Affiliated issuers	—	—	—
	321,817	61,159	134,447
Cash	2,511	—	296
Deposits with brokers for futures contracts	—	—	200
Dividends and interest receivable	447	348	1,488
Receivable for securities sold	383	—	2,286
Receivable for variation margin (Note A)	—	15	—
Receivable for Fund shares sold	—	56	2,575
Receivable from administrator—net (Note B)	76	3	4
Receivable due from broker	—	—	185
Receivable for securities lending income—net (Note A)	—	—	—
Prepaid expenses and other assets	22	5	2
Total Assets	325,256	61,586	141,483
Liabilities
Distributions payable	—	12	173
Due to custodian	—	—	—
Payable for collateral on securities loaned (Note A)	—	—	—
Payable for securities purchased	1,700	586	11,098
Payable for Fund shares redeemed	—	81	269
Payable to investment manager—net (Notes A & B)	74	13	56
Payable to administrator—net (Note B)	—	—	—
Payable for variation margin (Note A)	—	—	24
Accrued expenses and other payables	76	107	120
Total Liabilities	1,850	799	11,740
Net Assets at value	$323,406	$60,787	$129,743
Net Assets consist of:
Paid-in capital	$323,912	$83,711	$121,234
Undistributed net investment income (loss)	—	294	95
Accumulated net realized gains (losses) on investments	(506)	(16,940)	1,972
Net unrealized appreciation (depreciation) in value of investments	—	(6,278)	6,442
Net Assets at value	$323,406	$60,787	$129,743
Net Assets
Investor Class	$323,406	$52,642	$—
Institutional Class	—	—	18,712
Trust Class	—	8,145	6,674
Class A	—	—	68,196
Class C	—	—	36,161
Class R3	—	—	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	323,912	6,721	—
Institutional Class	—	—	1,768
Trust Class	—	1,091	631
Class A	—	—	6,441
Class C	—	—	3,418
Class R3	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$1.00	$7.83	$—
Institutional Class	—	—	10.58
Trust Class	—	7.46	10.58
Class R3	—	—	—
Net Asset Value and redemption price per share
Class A	—	—	10.59
Offering Price per share
Class A‡	—	—	11.06
Net Asset Value and offering price per share
Class C^	—	—	10.58
† Securities on loan, at value:
Unaffiliated issuers	$—	$—	$—
* Cost of Investments:
Unaffiliated issuers	$321,817	$67,508	$127,981
Affiliated issuers	—	—	—
Total cost of investments	$321,817	$67,508	$127,981

Statements of Operations

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND	MUNICIPAL MONEY FUND
	For the Year Ended October 31, 2009	For the Year Ended October 31, 2009	For the Year Ended October 31, 2009	For the Year Ended October 31, 2009
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$3,682	$34,559	$1,735	$4,007
Dividend income—unaffiliated issuers	—	13	—	—
Income from securities loaned—net (Note F)	—	29	—	—
Income from investments in affiliated issuers (Note F)	18	56	—	—
Total income	$3,700	$34,657	$1,735	$4,007
Expenses:
Investment management fees (Note B)	181	1,529	114	997
Administration fees (Note B)	43	191	27	239
Administration fees (Note B):
Investor Class	66	631	96	838
Institutional Class	31	13	—	—
Trust Class	—	—	—	—
Class A	12	7	—	—
Class C	1	1	—	—
Class R3	—	—	—	—
Distribution fees (Note B):
Investor Class	78	—	—	—
Trust Class	—	—	—	—
Class A	15	8	—	—
Class C	5	5	—	—
Class R3	—	—	—	—
Shareholder servicing agent fees:
Investor Class	36	152	34	36
Institutional Class	23	—	—	—
Trust Class	—	—	—	—
Class A	10	1	—	—
Class C	3	—	—	—
Class R3	—	1	—	—
Audit fees	25	57	47	40
U.S. Treasury Temporary Gurantee Program Fee (Note H)	—	—	—	202
Custodian fees (Note B)	114	209	43	185
Insurance expense	3	7	1	23
Legal fees	49	227	66	72
Registration and filing fees	89	109	24	53
Shareholder reports	14	58	7	24
Trustees' fees and expenses	49	55	49	49
Miscellaneous	10	36	3	51
Total expenses	857	3,297	511	2,809

See Notes to Financial Statements

	NEW YORK MUNICIPAL MONEY FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	For the Year Ended October 31, 2009	For the Year Ended October 31, 2009	For the Year Ended October 31, 2009
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$4,050	$3,271	$2,592
Dividend income—unaffiliated issuers	—	—	—
Income from securities loaned—net (Note F)	—	—	—
Income from investments in affiliated issuers (Note F)	—	3	7
Total income	$4,050	$3,274	$2,599
Expenses:
Investment management fees (Note B)	1,120	151	265
Administration fees (Note B)	269	36	29
Administration fees (Note B):
Investor Class	941	110	—
Institutional Class	—	—	8
Trust Class	—	36	9
Class A	—	—	54
Class C	—	—	24
Class R3	—	—	—
Distribution fees (Note B):
Investor Class	—	—	—
Trust Class	—	—	3
Class A	—	—	64
Class C	—	—	113
Class R3	—	—	—
Shareholder servicing agent fees:
Investor Class	42	57	—
Institutional Class	—	—	23
Trust Class	—	22	26
Class A	—	—	39
Class C	—	—	18
Class R3	—	—	—
Audit fees	19	48	53
U.S. Treasury Temporary Gurantee Program Fee (Note H)	175	—	—
Custodian fees (Note B)	196	85	112
Insurance expense	28	2	1
Legal fees	120	86	68
Registration and filing fees	—	42	105
Shareholder reports	42	13	9
Trustees' fees and expenses	49	49	49
Miscellaneous	47	6	5
Total expenses	3,048	743	1,077

Statements of Operations (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND	MUNICIPAL MONEY FUND
	For the Year Ended October 31, 2009	For the Year Ended October 31, 2009	For the Year Ended October 31, 2009	For the Year Ended October 31, 2009
Expenses reimbursed by administrator (Note B)	(192)	(122)	(213)	(510)
Management and administration fees waived (Notes A & B)	(181)	(12)	—	—
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	(1)	(1)	(4)
Total net expenses	484	3,162	297	2,295
Net investment income (loss)	$3,216	$31,495	$1,438	$1,712
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	582	13,356	63	40
Sales of investment securities of affiliated issuers	—	73	—	—
Financial futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	11,675	85,767	1,443	—
Affiliated investment securities	11	—	—	—
Financial futures contracts	(14)	—	—	—
Net gain (loss) on investments	12,254	99,196	1,506	40
Net increase (decrease) in net assets resulting from operations	$15,470	$130,691	$2,944	$1,752

See Notes to Financial Statements

	NEW YORK MUNICIPAL MONEY FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	For the Year Ended October 31, 2009	For the Year Ended October 31, 2009	For the Year Ended October 31, 2009
Expenses reimbursed by administrator (Note B)	(700)	(310)	(476)
Management and administration fees waived (Notes A & B)	—	(2)	(2)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(10)	—	—
Total net expenses	2,338	431	599
Net investment income (loss)	$1,712	$2,843	$2,000
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(368)	(8,836)	2,090
Sales of investment securities of affiliated issuers	—	—	—
Financial futures contracts	—	959	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	—	6,969	6,965
Affiliated investment securities	—	—	—
Financial futures contracts	—	(224)	(24)
Net gain (loss) on investments	(368)	(1,132)	9,031
Net increase (decrease) in net assets resulting from operations	$1,344	$1,711	$11,031

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND		HIGH INCOME BOND FUND		MUNICIPAL INTERMEDIATE BOND FUND
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$3,216	$3,814	$31,495	$22,506	$1,438	$1,036
Net realized gain (loss) on investments	582	798	13,429	(35,148)	63	(399)
Change in net unrealized appreciation (depreciation) of investments	11,672	(11,601)	85,767	(39,499)	1,443	(1,131)
Net increase (decrease) in net assets resulting from operations	15,470	(6,989)	130,691	(52,141)	2,944	(494)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(1,356)	(1,725)	(27,611)	(22,528)	(1,438)	(1,036)
Institutional Class	(1,584)	(2,128)	(1,317)	—	—	—
Trust Class	—	—	—	—	—	—
Class A	(219)	(4)	(264)	—	—	—
Class C	(15)	(4)	(36)	—	—	—
Class R3	—	—	(2)	—	—	—
Net realized gain on investments:
Investor Class	(17)	—	—	—	—	(24)
Institutional Class	(18)	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Class A	(3)	—	—	—	—	—
Class C	—	—	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total distributions to shareholders	(3,212)	(3,861)	(29,230)	(22,528)	(1,438)	(1,060)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	9,831	26,660	369,323	111,100	73,302	6,449
Institutional Class	54,887	8,639	83,277	—	—	—
Trust Class	—	—	—	—	—	—
Class A	19,189	149	23,619	—	—	—
Class C	755	158	2,531	—	—	—
Class R3	—	—	70	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	1,080	1,458	25,779	20,432	1,044	870
Institutional Class	1,390	2,096	415	—	—	—
Trust Class	—	—	—	—	—	—
Class A	188	4	222	—	—	—
Class C	6	3	8	—	—	—
Class R3	—	—	2	—	—	—
Capital contribution from affiliate (Note B)	—	—	—	383	—	—
Payments for shares redeemed:
Investor Class	(35,233)	(14,372)	(241,645)	(254,153)	(9,084)	(8,028)
Institutional Class	(35,023)	(20,410)	(1,123)	—	—	—
Trust Class	—	—	—	—	—	—
Class A	(2,242)	—	(495)	—	—	—
Class C	(165)	—	(113)	—	—	—
Net increase (decrease) from Fund share transactions	14,663	4,385	261,870	(122,238)	65,262	(709)
Net Increase (Decrease) in Net Assets	26,921	(6,465)	363,331	(196,907)	66,768	(2,263)
Net Assets:
Beginning of year	76,558	83,023	172,339	369,246	25,565	27,828
End of year	$103,479	$76,558	$535,670	$172,339	$92,333	$25,565
Undistributed net investment income (loss) at end of year	$—	$—	$3,029	$26	$—	$—
Distributions in excess of net investment income at end of year	$—	($42)	$—	$—	$—	$—

See Notes to Financial Statements

	MUNICIPAL MONEY FUND		NEW YORK MUNICIPAL MONEY FUND
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,712	$17,776	$1,712	$16,253
Net realized gain (loss) on investments	40	18	(368)	(138)
Change in net unrealized appreciation (depreciation) of investments	—	—	—	—
Net increase (decrease) in net assets resulting from operations	1,752	17,794	1,344	16,115
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(1,695)	(17,776)	(1,712)	(16,253)
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Net realized gain on investments:
Investor Class	(18)	(19)	—	(11)
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(1,713)	(17,795)	(1,712)	(16,264)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	524,114	4,555,916	466,801	2,999,266
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	1,713	12,986	1,712	12,177
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Capital contribution from affiliate (Note B)	—	—	—	—
Payments for shares redeemed:
Investor Class	(604,750)	(5,045,062)	(545,986)	(3,333,188)
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net increase (decrease) from Fund share transactions	(78,923)	(476,160)	(77,473)	(321,745)
Net Increase (Decrease) in Net Assets	(78,884)	(476,161)	(77,841)	(321,894)
Net Assets:
Beginning of year	395,347	871,508	401,247	723,141
End of year	$316,463	$395,347	$323,406	$401,247
Undistributed net investment income (loss) at end of year	$18	$1	$—	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	SHORT DURATION BOND FUND		STRATEGIC INCOME FUND
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$2,843	$4,404	$2,000	$551
Net realized gain (loss) on investments	(7,877)	766	2,090	(9)
Change in net unrealized appreciation (depreciation) of investments	6,745	(12,892)	6,941	(1,075)
Net increase (decrease) in net assets resulting from operations	1,711	(7,722)	11,031	(533)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(2,678)	(4,280)	—	—
Institutional Class	—	—	(397)	(377)
Trust Class	(409)	(583)	(115)	(9)
Class A	—	—	(1,089)	(3)
Class C	—	—	(398)	(3)
Class R3	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Institutional Class	—	—	—	(864)
Trust Class	—	—	—	(14)
Class A	—	—	—	(6)
Class C	—	—	—	(6)
Tax return of capital:
Institutional Class	—	—	—	(114)
Trust Class	—	—	—	(3)
Class A	—	—	—	(1)
Class C	—	—	—	(1)
Total distributions to shareholders	(3,087)	(4,863)	(1,999)	(1,401)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	7,877	9,812	—	—
Institutional Class	—	—	14,705	279
Trust Class	2,444	2,358	6,948	380
Class A	—	—	70,930	173
Class C	—	—	34,836	136
Class R3	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	2,480	3,934	—	—
Institutional Class	—	—	382	817
Trust Class	400	569	112	26
Class A	—	—	558	11
Class C	—	—	129	9
Class R3	—	—	—	—
Capital contribution from affiliate (Note B)	—	—	—	—
Payments for shares redeemed:
Investor Class	(18,058)	(34,544)	—	—
Institutional Class	—	—	(2,534)	(11,669)
Trust Class	(3,795)	(5,227)	(1,227)	(232)
Class A	—	—	(8,316)	—
Class C	—	—	(1,021)	(8)
Net increase (decrease) from Fund share transactions	(8,652)	(23,098)	115,502	(10,078)
Net Increase (Decrease) in Net Assets	(10,028)	(35,683)	124,534	(12,012)
Net Assets:
Beginning of year	70,815	106,498	5,209	17,221
End of year	$60,787	$70,815	$129,743	$5,209
Undistributed net investment income (loss) at end of year	$294	$196	$95	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$(4)

See Notes to Financial Statements

Notes to Financial Statements Income Funds

Note A—Summary of Significant Accounting Policies:

1  General: Core Bond, High Income, Municipal Intermediate Bond (formerly, Neuberger Berman Municipal Securities Trust), Municipal Money, New York Municipal Money, Short Duration, and Strategic Income, (each individually a "Fund", and collectively the "Funds") are separate operating series of Neuberger Berman Income Funds (formerly, Lehman Brothers Income Funds), (the "Trust"), a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. On June 1, 2009, the Trust changed its name from Lehman Brothers Income Funds to Neuberger Berman Income Funds. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Six Funds offer Investor Class shares, three offer Institutional Class shares, two offer Trust Class shares, three offer Class A shares, three offer Class C shares and one offers Class R3 shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

It is the policy of Municipal Money and New York Municipal Money to maintain a continuous net asset value per share of $1.00; each of these Funds has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance a Fund will be able to maintain a stable net asset value per share. Each of these Funds complies with Rule 2a-7 of the 1940 Act.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedules of Investments.

3  Foreign currency translation: Core Bond, High Income, Short Duration and Strategic Income may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for Core Bond, High Income, Short Duration and Strategic Income), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which Core Bond, High Income, Municipal Intermediate Bond, Short Duration and Strategic Income participated as class members. The amounts of such proceeds for the year ended October 31, 2009 were $34,576, $30,010, $1,374, $79,463 and $763 for Core Bond, High Income, Municipal Intermediate Bond, Short Duration and Strategic Income, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes"("ASC 740"), formerly known as FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008. As of October 31, 2009, the Funds did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on October 31, 2009, permanent differences resulting primarily from different book and tax accounting for amortization of bond premium, paydown gains and losses, expiration of capital loss carryforwards, characterization of distributions, delayed settlement compensation on bank loans, distribution redesignations, and contingent payment debt instrument basis adjustments were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 was as follows:

	Distributions Paid From:
	Taxable Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008
Core Bond	$3,212,281	$3,860,611	$—	$—	$—	$—	$—	$—	$3,212,281	$3,860,611
High Income	29,230,047	22,528,252	—	—	—	—	—	—	29,230,047	22,528,252
Municipal Intermediate Bond	16,815	411	1,421,035	1,035,831	—	24,194	—	—	1,437,850	1,060,436
Municipal Money	18,308	13,846	1,694,560	17,775,982	—	5,377	—	—	1,712,868	17,795,205
New York Municipal Money	—	10,506	1,712,449	16,253,133	—	211	—	—	1,712,449	16,263,850
Short Duration	3,087,008	4,863,512	—	—	—	—	—	—	3,087,008	4,863,512
Strategic Income	1,998,867	557,000	—	—	—	724,810	—	119,014	1,998,867	1,400,824

As of October 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Core Bond	$543,865	$—	$—	$(890,156)	$—	$(346,291)
High Income	3,650,106	—	—	42,035,149	(39,249,161)	6,436,094
Municipal Intermediate Bond	—	111,095	—	544,297	(335,979)	319,413
Municipal Money	40,057	18,748	—	—	—	58,805
New York Municipal Money	—	33,956	—	—	(506,022)	(472,066)
Short Duration	305,789	—	—	(6,622,635)	(16,595,063)	(22,911,909)
Strategic Income	2,288,984	—	—	6,393,290	—	8,682,274

The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments, timing differences of wash sales, partnership basis adjustments, mark to market on certain futures contract transactions, capital loss carryforwards, amortization of bond premium, organization expenses and delayed settlement compensation on bank loans.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined on October 31, 2009, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2010	2011	2012	2013	2014	2015	2016	2017
High Income	$—	$—	$—	$—	$3,893,592	$—	$35,355,569	$—
Municipal Intermediate Bond	—	—	—	—	—	—	335,979	—
New York Municipal Money	—	—	—	—	—	—	138,731	367,291
Short Duration	—	—	2,468,731	3,168,736	2,244,689	643,625	—	8,069,282

During the year ended October 31, 2009, High Income and Municipal Intermediate Bond utilized capital loss carryforwards of $13,446,858 and $62,793, respectively. Short Duration had $456,883 of capital loss carryforwards expire during the year ended October 31, 2009.

6  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare distributions from net investment income on each business day; such distributions are paid monthly. Prior to April 1, 2008, Strategic Income declared and paid distributions from net investment income quarterly. Distributions from net realized capital gains, if any, are generally distributed in December. Distributions to shareholders are recorded on the ex-date.

Prior to February 28, 2008, Strategic Income invested a portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITs held by the Fund were generally comprised of income, capital gains, and return of REIT capital, but the REITs did not report this information to the Fund until the following calendar year. At October 31, 2008, the Fund estimated these amounts within the financial statements since the information was not available from the REITs until after the Fund's fiscal year-end. For the year ended October 31, 2008, the character of distributions paid to shareholders is disclosed within the Statements of Changes in Net Assets and was based on estimates made at that time. All estimates were based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. As a result, the composition of the Fund's distributions as reported herein may have differed from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

7  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

8  Security lending: A third party, eSecLending, serves as exclusive lending agent for each Fund. eSecLending, as agent, has assisted Core Bond, High Income and Short Duration in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to each Fund in consideration of that Fund entering into an exclusive securities lending arrangement. During the fiscal year, no principal had an exclusive securities lending arrangement on any Fund; as such, no Fund is guaranteed any particular level of income.

Under the securities lending arrangements, each Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Each Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), an affiliate of Management. Effective July 1, 2009, Dwight Asset Management Company LLC became the Sub-Adviser to the Quality Fund. The Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that the Quality Fund will maintain a $1.00 share price.

From November 1, 2008 to November 3, 2008, the Quality Fund's NAV was $0.99 per share, which could have affected the NAV of the Funds with securities loans outstanding on those days. For the period from November 4, 2008 to October 31, 2009, the Quality Fund's price per share was at least $1.00. The market value of each Fund's investments in the Quality Fund as of the fiscal year ended October 31, 2009, if any, is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, a Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them.

Net income from the applicable lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal year ended October 31, 2009, the approximate amount of interest income earned from the Quality Fund and any amounts received from a principal; the approximate amount of fees and expenses paid on securities loaned; the approximate amount of net income received under the securities lending arrangements, which is reflected in the Statements of Operations under the caption "Income from securities loaned—net"; and the approximate amount of interest income that was earned from the Quality Fund are as follows:

	Total Interest Income Earned From the Quality Fund and Amounts Received from a Principal	Fees and Expenses Paid on Securities Loaned	Net Income Received under the Securities Lending Arrangements	Interest Income Earned From the Quality Fund
Core Bond	$—	$—	$—	$—
High Income	44,193	15,495	28,698	7,195

9  Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10  Dollar rolls: Core Bond, High Income, Short Duration, and Strategic Income may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

11  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

12  Transactions with other funds managed by Neuberger Berman Management LLC.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. Through August 10, 2009, the Funds invested in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money sought to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invested in Prime Money, Management waived a portion of its management fee equal to the management fee it received from Prime Money on those assets (the "Arrangement"). For the year ended October 31, 2009, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Management and administration fees waived." For the year ended October 31, 2009, income earned under this Arrangement is reflected in the Statements of Operations under the caption "Income from investments in affiliated issuers." For the year ended October 31, 2009, management fees waived and income earned under this Arrangement were as follows:

	Management Fees Waived	Income Earned
Core Bond	$2,666	$18,287
High Income	11,894	55,790
Short Duration	1,728	2,758
Strategic Income	2,397	6,570

On August 10, 2009, the Funds ceased investing in Prime Money. On this date, the Funds' shares of Prime Money were redeemed in exchange for portfolio holdings of Prime Money, which were used to purchase Institutional Class shares of State Street Institutional Liquid Reserves Fund.

13  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

14  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

15  Derivative instruments: During the period ending October 31, 2009, the Funds' use of derivatives was limited to financial futures contracts. The Funds adopted ASC 815 "Derivatives and Hedging"("ASC 815"), formerly known as FASB Statement of Financial Accounting Standards No. 161 "Disclosures about Derivative Instruments and Hedging Activities," effective December 1, 2008. The Funds have disclosed derivative transactions for the year ending October 31, 2009, although ASC 815 only requires disclosure for the six months ending October 31, 2009.

Financial futures contracts: Core Bond, High Income, Municipal Intermediate Bond, Short Duration, and Strategic Income may each buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed for Core Bond and Strategic Income, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures have minimal counterparty risk to a Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

During the year ended October 31, 2009, High Income and Municipal Intermediate Bond did not enter into any financial futures contracts. During the year ended October 31, 2009, Core Bond, Short Duration and Strategic Income entered into financial futures contracts. At October 31, 2009, open positions in financial futures contracts were:

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Core Bond	December 2009	20 U.S. Treasury Notes, 10 Year	Short	$(14,063)
Short Duration	December 2009	45 U.S. Treasury Notes, 2 Year	Long	$71,125
Strategic Income	December 2009	25 U.S. Treasury Notes, 10 Year	Long	$(24,016)

The contract amounts at period end are indicative of the volume throughout the period. At October 31, 2009, the Funds had deposited the following in segregated accounts to cover margin requirements on open futures contracts:

Core Bond: $200,000

Short Duration: $204,054 in Fannie Mae Whole Loan, 10.53%, due 11/2/09

Strategic Income: $200,000

At October 31, 2009, the Funds had the following derivatives (not designated as hedging instruments under ASC 815), for open contracts grouped by primary risk exposure:

Asset Derivatives

Interest Rate Risk
Short Duration
Futures Contracts(1)	$71,125
Total Value	$71,125

Liability Derivatives

Interest Rate Risk
Core Bond
Futures Contracts(1)	$(14,063)
Total Value	$(14,063)
Strategic Income
Futures Contracts(1)	$(24,016)
Total Value	$(24,016)

(1)  Statement of Assets and Liabilities location: Cumulative appreciation (depreciation) of futures contracts is shown in "Futures Contracts" above and is included in Net unrealized appreciation (depreciation) in value of investments within the Statements of Assets and Liabilities. The outstanding variation margin, if any, is reported within the Statements of Assets and Liabilities: Receivable/Payable for variation margin.

The impact of these derivative instruments on the Statements of Operations during the year ended October 31, 2009, was as follows:

Realized Gain (Loss)(1)

Interest Rate Risk
Core Bond
Futures Contracts	$—
Total Realized Gain (Loss)	$—
Short Duration
Futures Contracts	$958,546
Total Realized Gain (Loss)	$958,546
Strategic Income
Futures Contracts	$—
Total Realized Gain (Loss)	$—

Change in Appreciation (Depreciation)(2)

Interest Rate Risk
Core Bond
Futures Contracts	$(14,063)
Total Change in Appreciation (Depreciation)	$(14,063)
Short Duration
Futures Contracts	$(223,644)
Total Change in Appreciation (Depreciation)	$(223,644)
Strategic Income
Futures Contracts	$(24,016)
Total Change in Appreciation (Depreciation)	$(24,016)

(1)  Statements of Operations location: Net realized gain (loss) on financial futures contracts.

(2)  Statements of Operations location: Change in net unrealized appreciation (depreciation) in value of financial futures contracts.

Management has concluded that the Funds, except Core Bond, Short Duration and Strategic Income, did not hold any derivative instruments during the year ended October 31, 2009 that require additional disclosures pursuant to ASC 815.

16  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except High Income and Strategic Income) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. High Income and Strategic Income each pay Management a fee for investment management services at the annual rates of 0.48% and 0.55%, respectively, of each Fund's average daily net assets. Management has voluntarily agreed to waive its management fee in the amount of 0.25% of the average daily net assets of Core Bond. Management may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. For the year ended October 31, 2009, such waived fees amounted to $181,182 for Core Bond.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, each Fund's Investor Class pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, the Trust Class of Short Duration and Strategic Income pays Management an administration fee at the annual rate of 0.44% and 0.34%, respectively, of its average daily net assets, Class A and Class C of Core Bond, High Income and Strategic Income each pay Management an administration fee at the annual rate of 0.21% of its average daily net assets and Class R3 of High Income pays Management an administrative fee at the annual rate of 0.21% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually undertaken to reimburse the Fund's direct operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Investor Classes of Core Bond, High Income, Municipal Intermediate Bond, Municipal Money, New York Municipal Money and Short Duration, the Institutional Classes of Core Bond, High Income and Strategic Income, the Trust Classes of Short Duration and Strategic Income, Class A and Class C of Core Bond, High Income and Strategic Income and Class R3 of High Income have each agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their respective expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended October 31, 2009, there were no reimbursements to Management under this agreement. At October 31, 2009, contingent liabilities to Management under the agreement were as follows:

			Expenses Deferred in Fiscal Period Ending October 31,
			2007	2008		2009
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)	Expiration	2010	2011		2012
Core Bond Investor Class	0.85%	10/31/19	$68,273	$62,629		$90,020
Core Bond Institutional Class	0.45%	10/31/19	54,868	60,609		81,405
Core Bond Class A	0.85%	10/31/19	—	1,700	(2)	14,617
Core Bond Class C	1.60%	10/31/19	—	1,695	(2)	3,790
High Income Investor Class	1.00%	10/31/12	—	—		93,652
High Income Institutional Class	0.75%	10/31/12	—	—		22,388 (6)

				Expenses Deferred in Fiscal Period Ending October 31,
				2007	2008		2009
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2010	2011		2012
High Income Class A	1.12%		10/31/13	$—	$—		$4,496	(6)
High Income Class C	1.87%		10/31/13	—	—		693	(6)
High Income Class R3	1.37%		10/31/13	—	—		1,035	(6)
Municipal Intermediate Bond
Investor Class	0.65%		10/31/12	153,618	170,458		213,114
Municipal Money Investor Class	0.59	%(5)	10/31/12	50,949	—		176,691
New York Municipal Money Investor Class	0.59	%(3)(5)	10/31/12	—	—		191,176
Short Duration Investor Class	0.70%		10/31/12	204,360	202,732		247,213
Short Duration Trust Class	0.80%		10/31/12	54,550	52,852		62,762
Strategic Income Institutional Class	0.75	%(4)	10/31/19	356,257	372,887		148,644
Strategic Income Trust Class	1.10%		10/31/12	3,394	24,251		50,305
Strategic Income Class A	1.15%		10/31/19	—	6,744	(2)	198,132
Strategic Income Class C	1.85%		10/31/19	—	6,026	(2)	78,520

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  Period from December 20, 2007 to October 31, 2008.

(3)  In addition to the contractual limitation above, beginning August 26, 2008, Management voluntarily agreed to waive certain expenses of the Investor Class of New York Municipal Money, so that its total annual Operating Expenses are limited to .55% of average daily net assets. For the year ended October 31, 2009, such voluntary waived fees amounted to $179,234.

(4)  Prior to February 28, 2008, the expense limitation was .85%.

(5)  In addition to the contractual and/or voluntary limitations previously listed, Management also voluntarily waived expenses as necessary to maintain a minimum yield for Municipal Money and New York Municipal Money. Management may, at its sole discretion, modify or terminate these voluntary waivers without notice to the Funds. For the year ended October 31, 2009, such waived fees amounted to $333,606 and $329,231 for Municipal Money and New York Municipal Money, respectively.

(6)  Period from May 27, 2009 to October 31, 2009.

During the reporting period, the predecessor of Management, the investment manager of the Funds and Lehman Brothers Asset Management LLC, the sub-adviser of the Funds, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

The Acquisition closed on May 4, 2009. The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

The closing of the Acquisition resulted in an "assignment" of the Funds' Management Agreements and Sub-Advisory Agreements. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Funds' investment manager and its affiliates or the Funds, considered and approved new Management Agreements and Sub-Advisory Agreements for the Funds. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Funds' shareholders.

These events have not had a material impact on the Funds or their operations. Management and NBFI continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Funds.

NBFI, as the sub-adviser to High Income, Municipal Intermediate Bond, Municipal Money, Short Duration and Strategic Income, is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund it sub-advises. NBFI, as sub-adviser to Core Bond and New York Municipal Money, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger Berman LLC ("Neuberger") and/or Management.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management receives no compensation therefore and no commissions for sales or redemptions of shares of beneficial interest of each share class, except as described below for Class A and Class C shares, but receives fees from the Core Bond Investor Class and the Strategic Income Trust Class under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act.

For Core Bond's Investor Class, Class A, and Class C, High Income's Class A, Class C and Class R3 and Strategic Income's Trust Class, Class A, and Class C, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted Plans with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's, High Income Class A's and Class R3's and Strategic Income Class A's average daily net assets, respectively; 0.10% of Strategic Income Trust Class' average daily net assets, and 1.00% of Core Bond Class C's, High Income Class C's and Strategic Income Class C's average daily net assets, respectively. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 4.25% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2009, Management, acting as underwriter and broker-dealer, received net commissions from the sale of Class A and Class C shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Commissions	CDSC	Net Commissions	CDSC
Core Bond Class A	$454	$—	$—	$—
Core Bond Class C	—	272	—	—
High Income Class A	2,308	—	—	—
High Income Class C	—	291	—	—
Strategic Income Class A	22,128	—	—	—
Strategic Income Class C	—	4,040	—	—

For the year ended October 31, 2008, High Income recorded a capital contribution from Management in the amount of $383,334. This amount was paid in connection with a reallocation of expenses that are shared by the Fund and Management. This expense was paid to a third party that provides services to the Fund.

During the year ended October 31, 2009, Municipal Money and New York Municipal Money engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser), common trustees/directors and/or common officers ("Interfund Transactions"). These Interfund Transactions complied with Rule 17a-7 under the 1940 Act and were as follows:

	Purchases	Sales
Municipal Money	$107,041,348	$68,473,349
New York Municipal Money	48,543,303	79,117,011

Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2009, the impact of this arrangement was a reduction of expenses of $65, $1,449, $717, $4,498, $9,892, $94 and $65 for Core Bond, High Income, Municipal Intermediate Bond, Municipal Money, New York Municipal Money, Short Duration, and Strategic Income, respectively.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities and financial futures contracts) for the year ended October 31, 2009 were as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$275,541,178	$87,441,299	$255,158,282	$114,416,111
High Income	—	760,217,026	—	512,053,746
Municipal Intermediate Bond	—	133,428,015	—	68,640,373
Short Duration	15,966,247	11,052,148	1,366,290	32,186,003
Strategic Income	145,821,328	109,486,709	102,907,991	46,667,189

All securities transactions for Municipal Money and New York Municipal Money were short-term.

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2009 and October 31, 2008 were as follows:

	For the Year Ended October 31, 2009				For the Year Ended October 31, 2008
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond:
Investor Class	1,052	118	(3,836)	(2,666)	2,812	155	(1,524)	1,443
Institutional Class	5,704	150	(3,768)	2,086	896	221	(2,234)	(1,117)
Class A	2,013	19	(227)	1,805	15	1	—	16 (1)
Class C	82	1	(18)	65	16	1	—	17 (1)
High Income:
Investor Class	51,650	3,412	(32,540)	22,522	13,297	2,480	(30,588)	(14,811)
Institutional Class(2)	10,062	49	(135)	9,976	—	—	—	—
Class A(2)	2,834	26	(60)	2,800	—	—	—	—
Class C(2)	307	1	(13)	295	—	—	—	—
Class R3(2)	9	—	—	9	—	—	—	—
Municipal Intermediate Bond:
Investor Class	6,539	94	(816)	5,817	579	79	(730)	(72)
Municipal Money:
Investor Class	524,114	1,713	(604,750)	(78,923)	4,555,916	12,986	(5,045,062)	(476,160)
New York Municipal Money:
Investor Class	466,801	1,712	(545,986)	(77,473)	2,999,266	12,177	(3,333,188)	(321,745)
Short Duration:
Investor Class	1,059	334	(2,452)	(1,059)	1,136	455	(4,041)	(2,450)
Trust Class	349	56	(541)	(136)	285	69	(634)	(280)
Strategic Income:
Institutional Class	1,472	38	(264)	1,246	29	85	(1,230)	(1,116)
Trust Class	709	11	(128)	592	39	3	(24)	18
Class A	7,204	55	(837)	6,422	18	1	—	19 (1)
Class C	3,493	12	(101)	3,404	14	1	(1)	14 (1)

(1)  Period from December 20, 2007 to October 31, 2008.

(2)  Period from May 27, 2009 to October 31, 2009.

Note E—Lines of Credit:

During the fiscal year ended October 31, 2009, Core Bond, High Income, Municipal Money (as of September 18, 2009), New York Municipal Money (as of September 18, 2009), Short Duration and Strategic Income were participants in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. Prior to September 18, 2009, interest was charged on borrowings under this line of credit at the Federal Funds Rate plus 0.50% per annum. A facility fee of 0.15% (prior to September 18, 2009, 0.09%) per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2009. During the fiscal year ended October 31, 2009, none of the Funds utilized this line of credit.

During the fiscal year ended October 31, 2009, Municipal Money and New York Municipal Money were participants in a single committed, unsecured $300,000,000 syndicated line of credit with The Bank of New York Mellon, as agent, to be used only for temporary or emergency purposes. This line of credit terminated as of April 30, 2009. Other investment companies managed by Management also participated in this line of credit on the same terms. Interest was charged on borrowings under this line of credit at the overnight Federal Funds Rate plus 0.375% per annum. A commitment fee of 0.085% per annum of the unused available line of credit was charged, of which each Fund agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee was due and payable. The fee was paid quarterly in arrears. In addition, a one time arrangement fee of $50,000 was charged in connect ion with the line of credit, of which each Fund agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee was due and payable. Because several investment companies participated, there was no assurance that an individual Fund would have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2009. During the fiscal year ended October 31, 2009, neither of the Funds utilized this line of credit.

At October 31, 2009, Municipal Money and New York Municipal Money were participants in a single uncommitted, unsecured $150,000,000 line of credit with State Street, as lender, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. Prior to May 22, 2009, interest was charged on borrowings under this line of credit at the Federal Funds Rate plus 0.375% per annum. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2009. During the fiscal year ended October 31, 2009, neither of the Funds utilized this line of credit.

Note F—Investments In Affiliates:

	Balance of Shares Held October 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2009	Value October 31, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Core Bond:
Neuberger Berman Prime Money Fund Trust Class*	1,337,111	70,835,893	72,173,004	—	$—	$18,287
Neuberger Berman Securities Lending Quality Fund, LLC**	—	1,085,616	5,482	1,080,134	1,101,736	—
Total					$1,101,736	$18,287

	Balance of Shares Held October 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2009	Value October 31, 2009	Income from Investments in Affiliated Issuers Included in Total Income
High Income:
Neuberger Berman Prime Money Fund Trust Class*	15,507,852	309,910,770	325,418,622	—	$—	$55,790
Neuberger Berman Securities Lending Quality Fund, LLC**	—	55,042,951	42,148,237	12,894,714	13,152,608	7,195
Total					$13,152,608	$62,985
Short Duration:
Neuberger Berman Prime Money Fund Trust Class*	—	13,387,868	13,387,868	—	$—	$2,758
Strategic Income:
Neuberger Berman Prime Money Fund Trust Class*	—	45,439,722	45,439,722	—	$—	$6,570

*  Prime Money was also managed by Management and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Funds receive as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Funds.

Note G—Recent Accounting Pronouncement:

In accordance with the provision set forth in ASC 855 "Subsequent Events"("ASC 855"), formerly known as FAS 165, "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Funds' financial statements through December 17, 2009. Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Funds' financial statements through this date.

Note H—U.S. Treasury Temporary Guarantee Program for Money Market Funds

Each of Municipal Money and New York Municipal Money participated in the Temporary Guarantee Program for Money Market Funds (the "Program") offered by the United States Department of the Treasury ("U.S. Treasury") and bore the expense of its participation. The Program terminated on September 18, 2009. The dollar amount each Fund has paid from November 1, 2008 through September 18, 2009 to participate in the Program is listed below under "Program Payment". The dollar amount each Fund expensed from November 1, 2008 through September 18,

2009, which is reflected in the Statements of Operations under the caption "U.S. Treasury Temporary Guarantee Program Fee", is listed below under "Program Fees Expensed November 1, 2008 to September 18, 2009".

	Program Payment	Program Fees Expensed November 1, 2008 to September 18, 2009
Municipal Money	$202,222	$202,222
New York Municipal Money	174,742	174,742

Subject to certain conditions and limitations, in the event that a Fund's per share value fell below $0.995 and the Fund liquidated its holdings, the Program guaranteed shareholders of record at the close of business on September 19, 2008 ("Designated Shareholders") of that Fund $1.00 per share for the lesser of either the number of shares the Designated Shareholder held in the Fund at the close of business on September 19, 2008, or the number of shares the Designated Shareholder held in the Fund on the date the Fund's per share value fell below $0.995. The Program applied only to Designated Shareholders who maintained an account with the Fund from the close of business on September 19, 2008 through the date on which the Fund's per share value were to fall below $0.995. Designated Shareholders could purchase and redeem shares in their account during the period covered by the Program. However, the number of shares covered by the guarantee could not exceed the number of shares a Designated Shareholder held in the Fund at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder's account with the Fund increased after September 19, 2008, the amount of the increase would not be covered by the guarantee.

The Program provided coverage for a period that was originally due to expire on April 30, 2009, unless extended by the Secretary of the U.S. Treasury. The Secretary of the U.S. Treasury extended the Program until September 18, 2009, and the Board of the Trust decided to continue each respective Fund's participation in the Program. For coverage for the period September 19, 2008 to April 30, 2009, each Fund paid 0.025% based on its net assets as of September 19, 2008. For continuing coverage for the extended period May 1, 2009 to September 18, 2009 (the "Extended Period"), each Fund paid an additional 0.015% based on its net assets as of September 19, 2008 which was expensed over the Extended Period. The Program terminated on September 18, 2009 and the Secretary of the U.S. Treasury does not have authority to extend the Program for any additional amount of time.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
10/31/2009	$8.64	$0.40	@	$1.55	$1.95	$(0.40)	$(0.00)	$—	$(0.40)
10/31/2008	$9.76	$0.39	@	$(1.12)	$(0.73)	$(0.39)	$—	$—	$(0.39)
10/31/2007	$9.85	$0.44	@	$(0.09)	$0.35	$(0.44)	$—	$—	$(0.44)
10/31/2006	$10.09	$0.41	@	$0.09	$0.50	$(0.43)	$(0.31)	$—	$(0.74)
Period from 10/1/2005 to 10/31/2005	$10.21	$0.03	@	$(0.12)	$(0.09)	$(0.03)	$—	$—	$(0.03)
9/30/2005‡‡	$10.51	$0.31	@	$(0.04)	$0.27	$(0.31)	$(0.26)	$—	$(0.57)
Institutional Class
10/31/2009	$8.65	$0.43	@	$1.57	$2.00	$(0.44)	$(0.00)	$—	$(0.44)
10/31/2008	$9.77	$0.43	@	$(1.12)	$(0.69)	$(0.43)	$—	$—	$(0.43)
10/31/2007	$9.86	$0.48	@	$(0.09)	$0.39	$(0.48)	$—	$—	$(0.48)
10/31/2006	$10.11	$0.45	@	$0.08	$0.53	$(0.47)	$(0.31)	$—	$(0.78)
Period from 10/1/2005 to 10/31/2005	$10.22	$0.03	@	$(0.11)	$(0.08)	$(0.03)	$—	$—	$(0.03)
9/30/2005‡‡	$10.52	$0.33	@	$(0.02)	$0.31	$(0.35)	$(0.26)	$—	$(0.61)
Class A
10/31/2009	$8.64	$0.37	@	$1.57	$1.94	$(0.40)	$(0.00)	$—	$(0.40)
Period from 12/20/2007^ to 10/31/2008	$9.77	$0.33	@	$(1.13)	$(0.80)	$(0.33)	$—	$—	$(0.33)
Class C
10/31/2009	$8.64	$0.32	@	$1.55	$1.87	$(0.33)	$(0.00)	$—	$(0.33)
Period from 12/20/2007^ to 10/31/2008	$9.77	$0.26	@	$(1.12)	$(0.86)	$(0.27)	$—	$—	$(0.27)
High Income Bond Fund
Investor Class
10/31/2009	$6.57	$0.74	@	$2.02	$2.76	$(0.67)	$—	$—	$(0.67)
10/31/2008	$9.00	$0.66	@	$(2.44)	$(1.78)	$(0.66)	$—	$—	$(0.66)
10/31/2007	$9.08	$0.68	@	$(0.08)	$0.60	$(0.68)	$—	$—	$(0.68)
10/31/2006	$9.10	$0.59	@	$(0.02)	$0.57	$(0.59)	$—	$—	$(0.59)
10/31/2005	$9.54	$0.55	@	$(0.44)	$0.11	$(0.55)	$—	$—	$(0.55)
See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Investor Class
10/31/2009	$—	$10.19	23.10%		$25.0	.86%	.86	%‡	4.39%	450%
10/31/2008	$—	$8.64	(7.72)%		$44.2	.85%	.85	%‡	4.08%	430%
10/31/2007	$—	$9.76	3.67%		$35.9	.85%	.85	%‡	4.51%	404%
10/31/2006	$—	$9.85	5.21%		$33.9	.86%	.85	%‡	4.22%	399%
Period from 10/1/2005 to 10/31/2005	$—	$10.09	(.87	)%**	$31.7	.85%*	.85	%‡*	3.51%*	34	%**
9/30/2005‡‡	$—	$10.21	2.64%		$31.2	.86%	.85	%‡	3.03%	462%
Institutional Class
10/31/2009	$—	$10.21	23.70%		$59.1	.45%	.45	%‡	4.60%	450%
10/31/2008	$—	$8.65	(7.34)%		$32.1	.45%	.45	%‡	4.48%	430%
10/31/2007	$—	$9.77	4.08%		$47.2	.45%	.45	%‡	4.91%	404%
10/31/2006	$—	$9.86	5.52%		$44.5	.46%	.45	%‡	4.60%	399%
Period from 10/1/2005 to 10/31/2005	$—	$10.11	(.73	)%**	$47.5	.45%*	.45	%‡*	3.91%*	34	%**
9/30/2005‡‡	$—	$10.22	3.05%		$48.5	.45%	.45	%‡	3.17%	462%
Class A
10/31/2009	$—	$10.18	22.96%		$18.5	.85%	.85	%‡	3.81%	450%
Period from 12/20/2007^ to 10/31/2008	$—	$8.64	(8.37	)%**	$0.1	.85%*	.85	%‡*	4.01%*	430	%**^^
Class C
10/31/2009	$—	$10.18	22.04%		$0.8	1.61%	1.61	%‡	3.39%	450%
Period from 12/20/2007^ to 10/31/2008	$—	$8.64	(8.98	)%**	$0.1	1.60%*	1.60	%‡*	3.24%*	430	%**^^
High Income Bond Fund
Investor Class
10/31/2009	$—	$8.66	44.38%		$422.2	1.00%	1.00	%‡	9.90%	167%
10/31/2008	$0.01	$6.57	(20.86)%		$172.3	.92%	.92	%‡	7.96%	115%
10/31/2007	$—	$9.00	6.73%		$369.2	.92%	.92	%‡	7.41%	153%
10/31/2006	$—	$9.08	6.53%		$588.3	.90%	.89	%‡	6.52%	136%
10/31/2005	$—	$9.10	1.17%		$779.7	.91%	.91%		5.88%	63%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Institutional Class
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.36	@	$1.14	$1.50	$(0.33)	$—	$—	$(0.33)
Class A
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.33	@	$1.13	$1.46	$(0.31)	$—	$—	$(0.31)
Class C
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.30	@	$1.14	$1.44	$(0.28)	$—	$—	$(0.28)
Class R3
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.33	@	$1.13	$1.46	$(0.30)	$—	$—	$(0.30)
Municipal Intermediate Bond Fund
Investor Class
10/31/2009	$10.60	$0.35	@	$0.64	$0.99	$(0.37)	$—	$—	$(0.37)
10/31/2008	$11.20	$0.41	@	$(0.59)	$(0.18)	$(0.41)	$(0.01)	$—	$(0.42)
10/31/2007	$11.36	$0.41	@	$(0.12)	$0.29	$(0.41)	$(0.04)	$—	$(0.45)
10/31/2006	$11.33	$0.40	@	$0.08	$0.48	$(0.40)	$(0.05)	$—	$(0.45)
10/31/2005	$11.81	$0.40	@	$(0.41)	$(0.01)	$(0.40)	$(0.07)	$—	$(0.47)
Municipal Money Fund
Investor Class
10/31/2009	$0.9999	$0.0040		$0.0000	$0.0040	$(0.0040)	$(0.0000)	$—	$(0.0040)
10/31/2008	$0.9999	$0.0209		$0.0000	$0.0209	$(0.0209)	$(0.0000)	$—	$(0.0209)
10/31/2007	$0.9998	$0.0313		$0.0001	$0.0314	$(0.0313)	$(0.0000)	$—	$(0.0313)
10/31/2006	$0.9998	$0.0276		$0.0000	$0.0276	$(0.0276)	$—	$—	$(0.0276)
10/31/2005	$0.9998	$0.0158		$—	$0.0158	$(0.0158)	$—	$—	$(0.0158)
New York Municipal Money Fund
Investor Class
10/31/2009	$0.9997	$0.0036		$(0.0013)	$0.0023	$(0.0036)	$—	$—	$(0.0036)
10/31/2008	$1.0000	$0.0216		$(0.0003)	$0.0213	$(0.0216)	$(0.0000)	$—	$(0.0216)
10/31/2007	$1.0000	$0.0322		$0.0000	$0.0322	$(0.0322)	$(0.0000)	$—	$(0.0322)
Period from 12/19/2005^ to 10/31/2006	$1.0000	$0.0249		$0.0000	$0.0249	$(0.0249)	$—	$—	$(0.0249)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Institutional Class
Period from 5/27/2009^ to 10/31/2009	$—	$8.68	20.23%**	$86.6	.75%*	.75	%‡*	9.86%*	167%^^
Class A
Period from 5/27/2009^ to 10/31/2009	$—	$8.66	19.69%**	$24.3	1.12%*	1.12	%‡*	9.19%*	167%^^
Class C
Period from 5/27/2009^ to 10/31/2009	$—	$8.67	19.43%**	$2.6	1.87%*	1.87	%‡*	8.26%*	167%^^
Class R3
Period from 5/27/2009^ to 10/31/2009	$—	$8.67	19.76%**	$0.1	1.37%*	1.37	%‡*	9.29%*	167%^^
Municipal Intermediate Bond Fund
Investor Class
10/31/2009	$—	$11.22	9.42%	$92.3	.65%	.65	%‡	3.15%	146%
10/31/2008	$—	$10.60	(1.74)%	$25.6	.66%	.64	%‡	3.65%	39%
10/31/2007	$—	$11.20	2.61%	$27.8	.66%	.65	%‡	3.61%	9%
10/31/2006	$—	$11.36	4.38%	$32.1	.66%	.65	%‡	3.56%	28%
10/31/2005	$—	$11.33	(.09)%	$33.7	.66%	.66	%‡	3.44%	16%
Municipal Money Fund
Investor Class
10/31/2009	$—	$0.9999	.40%	$316.5	.57%	.57	%‡	.43%	n/a
10/31/2008	$—	$0.9999	2.12%	$395.3	.59%	.58	%§	2.06%	n/a
10/31/2007	$—	$0.9999	3.18%	$871.5	.59%	.59	%‡	3.13%	n/a
10/31/2006	$—	$0.9998	2.80%	$773.2	.59%	.59	%‡	2.81%	n/a
10/31/2005	$—	$0.9998	1.59%	$587.1	.60%	.60%		1.62%	n/a
New York Municipal Money Fund
Investor Class
10/31/2009	$—	$0.9984	.37%	$323.4	.52%	.52%[a]		.38%	n/a
10/31/2008	$—	$0.9997	2.19%	$401.2	.49%	.48%[a]		2.09%	n/a
10/31/2007	$—	$1.0000	3.27%	$723.1	.48%	.46%[a]		3.22%	n/a
Period from 12/19/2005^ to 10/31/2006	$—	$1.0000	2.51%**	$173.2	.55%*	.54	%[a]*	2.94%*	n/a

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains		Tax Return of Capital		Total Distributions
Short Duration Bond Fund
Investor Class
10/31/2009	$7.91	$0.35	@	$(0.05)	$0.30	$(0.38)	$—		$—		$(0.38)
10/31/2008	$9.13	$0.41	@	$(1.18)	$(0.77)	$(0.45)	$—		$—		$(0.45)
10/31/2007	$9.11	$0.41	@	$0.06	$0.47	$(0.45)	$—		$—		$(0.45)
10/31/2006	$9.13	$0.35	@	$0.03	$0.38	$(0.40)	$—		$—		$(0.40)
10/31/2005	$9.41	$0.25	@	$(0.18)	$0.07	$(0.35)	$—		$—		$(0.35)
Trust Class
10/31/2009	$7.54	$0.33	@	$(0.06)	$0.27	$(0.35)	$—		$—		$(0.35)
10/31/2008	$8.70	$0.38	@	$(1.12)	$(0.74)	$(0.42)	$—		$—		$(0.42)
10/31/2007	$8.68	$0.39	@	$0.05	$0.44	$(0.42)	$—		$—		$(0.42)
10/31/2006	$8.70	$0.32	@	$0.03	$0.35	$(0.37)	$—		$—		$(0.37)
10/31/2005	$8.97	$0.23	@	$(0.17)	$0.06	$(0.33)	$—		$—		$(0.33)
Strategic Income Fund
Institutional Class
10/31/2009	$8.78	$0.45	@	$1.79	$2.24	$(0.44)	$—		$—		$(0.44)
10/31/2008	$10.38	$0.44	@	$(1.02)	$(0.58)	$(0.31)@	$(0.61	)@	$(0.10	)@	$(1.02)
10/31/2007	$10.65	$0.43	@	$0.15	$0.58	$(0.45)	$(0.40)		$—		$(0.85)
10/31/2006	$10.90	$0.38	@	$0.65	$1.03	$(0.46)	$(0.82)		$—		$(1.28)
10/31/2005	$10.72	$0.37	@	$0.34	$0.71	$(0.45)	$(0.08)		$—		$(0.53)
Trust Class
10/31/2009	$8.77	$0.43	@	$1.78	$2.21	$(0.40)	$—		$—		$(0.40)
10/31/2008	$10.38	$0.42	@	$(1.05)	$(0.63)	$(0.27)@	$(0.61	)@	$(0.10	)@	$(0.98)
Period from 4/2/2007^ to 10/31/2007	$10.39	$0.24	@	$(0.02)	$0.22	$(0.23)	$—		$—		$(0.23)
Class A
10/31/2009	$8.78	$0.43	@	$1.77	$2.20	$(0.39)	$—		$—		$(0.39)
Period from 12/20/2007^ to 10/31/2008	$10.19	$0.36	@	$(0.78)	$(0.42)	$(0.28)@	$(0.61	)@	$(0.10	)@	$(0.99)
Class C
10/31/2009	$8.78	$0.36	@	$1.76	$2.12	$(0.32)	$—		$—		$(0.32)
Period from 12/20/2007^ to 10/31/2008	$10.19	$0.29	@	$(0.77)	$(0.48)	$(0.22)@	$(0.61	)@	$(0.10	)@	$(0.93)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Short Duration Bond Fund
Investor Class
10/31/2009	$—	$7.83	4.18%		$52.6	.70%	.70	%‡	4.73%	48%
10/31/2008	$—	$7.91	(8.70)%		$61.6	.70%	.70	%‡	4.73%	10%
10/31/2007	$—	$9.13	5.24%		$93.4	.70%	.70	%‡	4.54%	53%
10/31/2006	$—	$9.11	4.28%		$108.1	.71%	.70	%‡	3.80%	74%
10/31/2005	$—	$9.13	.77%		$151.8	.71%	.70	%‡	2.75%	166%
Trust Class
10/31/2009	$—	$7.46	4.02%		$8.1	.80%	.80	%‡	4.62%	48%
10/31/2008	$—	$7.54	(8.76)%		$9.3	.80%	.80	%‡	4.64%	10%
10/31/2007	$—	$8.70	5.15%		$13.1	.80%	.80	%‡	4.44%	53%
10/31/2006	$—	$8.68	4.16%		$16.6	.81%	.80	%‡	3.69%	74%
10/31/2005	$—	$8.70	.64%		$20.1	.81%	.81	%‡	2.64%	166%
Strategic Income Fund
Institutional Class
10/31/2009	$—	$10.58	25.97%		$18.7	.75%	.75	%‡	4.59%	322%
10/31/2008	$—	$8.78	(6.09)%		$4.6	.84%	.83	%‡	4.54%	323%
10/31/2007	$—	$10.38	5.64%		$17.0	.86%	.85	%‡	4.10%	99%
10/31/2006	$—	$10.65	10.34%		$20.4	.86%	.85	%‡	3.66%	111%
10/31/2005	$—	$10.90	6.68%		$26.2	.86%	.85	%‡	3.43%	89%
Trust Class
10/31/2009	$—	$10.58	25.66%		$6.7	1.10%	1.10	%‡	4.32%	322%
10/31/2008	$—	$8.77	(6.54)%		$0.3	1.15%	1.14	%‡	4.36%	323%
Period from 4/2/2007^ to 10/31/2007	$—	$10.38	2.16	%**	$0.2	1.11%*	1.10	%‡*	3.92%*	99%^^
Class A
10/31/2009	$—	$10.59	25.51%		$68.2	1.15%	1.15	%‡	4.25%	322%
Period from 12/20/2007^ to 10/31/2008	$—	$8.78	(4.64	)%**	$0.2	1.21%*	1.20	%‡*	4.36%*	323%^^
Class C
10/31/2009	$—	$10.58	24.47%		$36.2	1.85%	1.85	%‡	3.53%	322%
Period from 12/20/2007^ to 10/31/2008	$—	$8.78	(5.22	)%**	$0.1	1.91%*	1.90	%‡*	3.56%*	323%^^

Notes to Financial Highlights Income Funds

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. For the year ended October 31, 2007, Management reimbursed Short Duration for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return. For the year ended October 31, 2008, High Income recorded a capital contribution from Management in connection with a reallocation of expenses that are shared by the Fund and Management, which had a (.12)% impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended October 31,									Year Ended September 30,
	2009		2008		2007		2006	2005		2005
Core Bond Fund Investor Class	1.40%		1.25%		1.30%		1.46%	1.58	%(3)	1.05%
Core Bond Fund Institutional Class	0.94%		.83%		.83%		.91%	1.05	%(3)	.55%
Core Bond Fund Class A	1.36%		2.73	%(1)	—		—	—		—
Core Bond Fund Class C	2.68%		3.43	%(1)	—		—	—		—
High Income Bond Fund Investor Class	1.04%		.92%		.92%		.90%	—		—
High Income Bond Fund Institutional Class	.91	%(4)	—		—		—	—		—
High Income Bond Fund Class A	1.27	%(4)	—		—		—	—		—
High Income Bond Fund Class C	2.02	%(4)	—		—		—	—		—
High Income Bond Fund Class R3	5.53	%(4)	—		—		—	—		—
Municipal Intermediate Bond Fund Investor Class	1.12%		1.24%		1.17%		1.19%	1.10%		—
Municipal Money Fund Investor Class	.70%		—		.59%		.61%	—		—
Short Duration Bond Fund Investor Class	1.18%		.95%		.90%		.80%	.80%		—
Short Duration Bond Fund Trust Class	1.58%		1.27%		1.18%		1.06%	1.02%		—
Strategic Income Fund Institutional Class	2.47%		4.03%		2.73%		2.29%	1.82%		—
Strategic Income Fund Trust Class	3.00%		9.14%		4.81	%(2)	—	—		—
Strategic Income Fund Class A	1.93%		7.52	%(1)	—		—	—		—
Strategic Income Fund Class C	2.55%		8.75	%(1)	—		—	—		—

  (1) Period from December 20, 2007 to October 31, 2008.

  (2) Period from April 2, 2007 to October 31, 2007.

  (3) Period from October 1, 2005 to October 31, 2005.

  (4) Period from May 27, 2009 to October 31, 2009.

Notes to Financial Highlights Income Funds (cont'd)

§  After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended October 31, 2008
Municipal Money Fund Investor Class	.56%

a  After utilization of the Line of Credit by New York Municipal Money, reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions or had the Fund not utilized the Line of Credit, the annualized ratio of net expenses to average daily net assets would have been:

	Year Ended October 31,
	2009	2008	2007	2006
New York Municipal Money Fund Investor Class	.68%	.53%	.57%	.69	%(1)

  (1) Period from December 19, 2005 to October 31, 2006.

n/a  Not applicable.

^  The date investment operations commenced.

*  Annualized.

**  Not annualized.

@  The per share amounts which are shown for the periods ended October 31, 2005 and thereafter (September 30, 2005 and thereafter for Core Bond) have been calculated based on the average number of shares outstanding during each fiscal period.

‡‡  Effective after the close of business on June 10, 2005, Management succeeded Ariel Capital Management, LLC, as the Fund's investment manager. The financial highlights for the year ended September 30, 2005 include the income and expenses attributable to the Ariel Premier Bond Fund for the period from October 1, 2004 through June 10, 2005, and the income and expenses of the Fund thereafter.

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2007 for Strategic Income, for the year ended October 31, 2008 for Core Bond and Strategic Income and for the year ended October 31, 2009 for High Income.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Neuberger Berman High Income Bond Fund
Neuberger Berman Municipal Intermediate Bond Fund
Neuberger Berman Municipal Money Fund
Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic Income Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund (formerly, Neuberger Berman Municipal Securities Trust), Neuberger Berman Municipal Money Fund, Neuberger Berman Short Duration Bond Fund, and Neuberger Berman Strategic Income Fund, five of the series constituting the Neuberger Berman Income Funds (formerly, Lehman Brothers Income Funds) (the "Trust") as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Municipal Money Fund, Neuberger Berman Short Duration Bond Fund, and Neuberger Berman Strategic Income Fund at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 17, 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Neuberger Berman Income Funds and
Shareholders of
Neuberger Berman Core Bond Fund and
Neuberger Berman New York Municipal Money Fund

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Core Bond Fund (formerly Lehman Brothers Core Bond Fund) and Neuberger Berman New York Municipal Money Fund (formerly Lehman Brothers New York Municipal Money Fund), each a series of the Neuberger Berman Income Funds (formerly Lehman Brothers Income Funds) (the "Trust"), including the schedules of investments, as of October 31, 2009, and for Neuberger Berman Core Bond Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the period October 1, 2005 through October 31, 2005, and the year ended September 30, 2005, and for Neuberger Berman New York Municipal Money Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 19, 2005 (commencement of operations) to October 31, 2006. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Core Bond Fund and Neuberger Berman New York Municipal Money Fund as of October 31, 2009, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 17, 2009

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Support Services 800.366.6264

Sub-Adviser

Neuberger Berman Fixed Income LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Investor Class Shareholders Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C and Class R3 Shareholders:

Please contact your investment provider

For Institutional Class and Trust Class Shareholders Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Support Services 800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustee and Officer Information

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Trust. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, NBFI and Neuberger. The Statement of Additional Information includes additional information about the Trustees and Officers and is available upon request, without charge, by calling (800) 877-9700.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees

John Cannon (1930)	Trustee since 1994	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	46	Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund (1992 to 2009).

Faith Colish (1935)	Trustee since 2000	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	46	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	46	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee

C. Anne Harvey (1937)	Trustee since 2000	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	46	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (1927)	Trustee since 1993	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	46	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Michael M. Knetter (1960)	Trustee since 2007	Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	46	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Howard A. Mileaf (1937)	Trustee since 2000	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	46	Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee

George W. Morriss (1947)	Trustee since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	46	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Edward I. O'Brien (1928)	Trustee since 2000	Retired; Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	46	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Cornelius T. Ryan (1931)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	46	None.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	46	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee

Candace L. Straight (1947)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	46	Director, Montpelier Re (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	46	None.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustees who are "Interested Persons"

Joseph V. Amato* (1962)	Trustee since 2009	President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Executive Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.	46	Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	46	Chairman of the Board, Staten Island Mental Health Society since 2008.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee

Jack L. Rivkin* (1940)	Trustee since 2002; President from 2002 to 2008	Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	46	Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1997; formerly, Director, New York Society of Security Analysts (2006 to 2008).

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates. Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)

Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, Neuberger, since 2006; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Associate General Counsel, Neuberger, 1999 to 2004; Anti-Money Laundering Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985	Senior Vice President, Neuberger, since 2007 and Employee since 1999; formerly, Vice President, Neuberger, 2002 to 2006; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003 and one since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Senior Vice President, Management, since 2006; Secretary and General Counsel, Management, since 2004; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002	Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008	Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2003	Assistant Vice President, Neuberger, since 2008 and Employee since 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2003 and one since 2006).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)

Owen F. McEntee, Jr. (1961)	Vice President since 2008	Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008	Managing Director, Management, since 2008; Managing Director, Neuberger, since 2005; formerly, Senior Vice President, Neuberger, 2003 to 2005; formerly, Vice President, Neuberger, 1999 to 2003; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2005	Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008	Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); formerly, Head of Institutional Marketing, Morgan Stanley Investment Management, 1993 to 2004.

Chamaine Williams (1971)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, Lehman Brothers Inc., 2007 to 2008; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

For High Income 0.04% of the dividends distributed during the fiscal year ended October 31, 2009 qualifies for the dividends received deduction for corporate shareholders.

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2009. This information should not be used to complete your tax returns.

	U.S. Treasury Obligations	Other Direct U.S. Government Obligations	Other Indirect U.S. Government Obligations	Repurchase Agreements
Core Bond	3.8%	0.3%	20.3%	0.0%
High Income	0.0	0.0	0.0	0.0
Short Duration	5.4	0.0	8.3	0.0
Strategic Income	5.2	0.3	10.9	0.0

In January 2010, you will receive information to be used in filing your 2009 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2009. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2009, High Income designates $13,590, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding the Funds' distributions during the calendar year 2009 will be reported in conjunction with Form 1099DIV.

For the fiscal period ended October 31, 2009, the percentages representing the portion of distributions from net investment income, which are exempt from federal tax, other than alternative minimum tax are as follows:

Municipal Intermediate Bond	98.83%
Municipal Money	98.93%
New York Municipal Money	100.00%

Investment manager: Neuberger Berman Management LLC

Sub-adviser: Neuberger Berman Fixed Income LLC

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker/Dealer and Institutional Services: 800.366.6264/888.556.9030
New York Municipal Money Fund Inquiries: 888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0648 12/09

Item 2. Code of Ethics

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-03802 (filed on July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss and George Morriss. Ms. Goss and Mr. Morriss are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

The financial information provided below is that of the Registrant, Neuberger Berman Income Funds.  This N-CSR relates only to Neuberger Berman Core Bond Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Municipal Money Fund, Neuberger Berman New York Municipal Money Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund (collectively, the “Funds”).  Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Core Bond Fund and Neuberger Berman New York Municipal Money Fund.  Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to all other series of the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $231,000 and $187,000 for the fiscal years ended 2008 and 2009, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $71,400 and $37,500 for the fiscal years ended 2008 and 2009, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009 respectively.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $57,000 and $57,000 for the fiscal years ended 2008 and 2009, respectively.  The nature of the services provided was tax compliance, tax advice and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2008 and 2009, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $10,000 and $5,200 for the fiscal years ended 2008 and 2009, respectively.  The nature of the services provided comprised tax compliance, tax advice and tax planning. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2008 and 2009, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

 (f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $57,000 and $57,000 for the fiscal years ended 2008 and 2009, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $400,000 and $100,000 for the fiscal years ended 2008 and 2009, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $10,000 and $5,200 for the fiscal years ended 2008 and 2009, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Registrant.

Item 6. Schedule of Investments

The complete schedule of investments for each series is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-3802 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN INCOME FUNDS

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: December 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: December 24, 2009

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: December 24, 2009